UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: September 30, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	September 30, 2014

Municipal Fixed Income Funds
High Yield Municipal
Municipal Income*
Short Duration Tax-Free

*Effective after the close of business on December 18, 2014, the Goldman Sachs Municipal Income Fund will be renamed the Goldman Sachs Strategic Municipal Income Fund.

Goldman Sachs Municipal Fixed Income Funds

■	HIGH YIELD MUNICIPAL

■	MUNICIPAL INCOME

■	SHORT DURATION TAX-FREE

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	3

Market Review	4

Portfolio Management Discussions and Performance Summaries	6

Schedules of Investments	21

Financial Statements	74

Financial Highlights	78

Notes to the Financial Statements	84

Other Information	100

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs High Yield Municipal Fund invests primarily in high yield municipal securities that, at the time of purchase, are medium quality or non-investment grade, the interest on which is exempt from regular federal income tax. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity, interest rate, call and extension risk. High yield, lower rated investments involve greater price volatility and present greater risks, including greater liquidity risk, than higher rated fixed income securities. The Fund is subject to the risk that the liquidity of particular issuers or industries, or of all securities within a particular investment category, will shrink or disappear as a result of adverse economic, market or political events or adverse investor perception. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects or in particular types of municipal securities. Because the Fund may invest heavily in investments in particular sectors (for example, specific types of municipal securities) or states, the Fund is subject to greater risk of loss as a result of adverse events affecting those sectors or states than if its investments were not so concentrated. The Fund may invest in securities whose income is subject to the federal alternative minimum tax and state income tax. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax exempt or deferred accounts. Certain shareholders, including clients or affiliates of the investment adviser, may from time to time own or control a significant percentage of the Fund’s shares. Redemptions by these shareholders of their shares of the Fund may impact the Fund’s liquidity and NAV. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Municipal Income Fund invests primarily in municipal securities, the interest on which is exempt from regular federal income tax. The Fund may invest up to 100% of its net assets in private activity bonds, whose income may be subject to the federal alternative minimum tax. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects or in particular types of municipal securities. Because the Fund may invest heavily in investments in particular states and sectors, the Fund is subject to greater risk of loss as a result of adverse events affecting those states and sectors than if its investments were not so concentrated. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax-exempt or deferred accounts.

Effective after the close of business on December 18, 2014, the Fund’s name will change to the “Goldman Sachs Strategic Municipal Income Fund.” In addition, effective as of that time, the Fund’s investment objective and principal strategy will change. The Fund’s current investment objective is to seek a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital. The Fund’s new investment objective will be to seek a high level of current income that is exempt from regular federal income tax. The Fund will continue to invest in municipal securities that are exempt from regular federal income tax. However, the Fund’s new principal strategy will permit the Fund to invest up to 30% of its assets in high yield municipal securities that, at the time of purchase, are non-investment grade (commonly referred to as “junk bonds”). High yield, lower rated investments involve greater price volatility and present greater risks, including greater liquidity risk, than higher rated fixed income securities.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

The Goldman Sachs Short Duration Tax-Free Fund invests primarily in municipal securities, the interest on which is exempt from regular federal income tax and is not a tax preference item under the federal alternative minimum tax. The Fund may invest up to 20% of its portfolio in private activity bonds whose income may be subject to the federal alternative minimum tax and taxable investments. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects or in particular types of municipal securities. Because the Fund may invest heavily in investments in particular states and sectors, the Fund is subject to greater risk of loss as a result of adverse events affecting those states and sectors than if its investments were not so concentrated. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax-exempt or deferred accounts.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■	Assess relative value among securities and sectors

■	Leverage the vast resources of GSAM in selecting securities for each portfolio

■	Team approach to decision making

■	Manage risk by avoiding significant sector and interest rate bets

■	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■	Include domestic investment options, tax-free income opportunities, and access to areas of specialization such as high yield

■	Capitalize on GSAM’s industry-renowned credit research capabilities

■	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET REVIEW

Goldman Sachs Municipal Fixed Income Funds

Market Review

The municipal bond market recorded positive returns during the six months ended September 30, 2014 (the “Reporting Period”), benefiting from a drop in yields and supportive supply and demand conditions.

In the second quarter of 2014, when the Reporting Period began, the municipal bond market generated strong gains as yields fell. Geopolitical uncertainty and inconsistent economic data helped push municipal prices higher. In the third calendar quarter, municipal bonds generally continued their strong performance, despite an uptick in market volatility.

For the Reporting Period overall, municipal yields decreased, with longer-term yields falling more than shorter-term yields. As a result, the municipal yield curve flattened. (Yield curve indicates a spectrum of maturities.) The yield on a two-year AAA-rated municipal security decreased three basis points to 0.36%; the yield on a 10-year AAA-rated municipal security fell 32 basis points to 2.17%; and the yield on a 30-year AAA-rated municipal security dropped 56 basis points to 3.09%. (A basis point is 1/100th of a percentage point). By comparison, the yield on a two-year U.S. Treasury security rose 15 basis points to 0.57%; the yield on a 10-year U.S. Treasury dropped 23 basis points to 2.49%; and the yield on a 30-year U.S. Treasury security declined 36 basis points to 3.20%. (Source: GSAM, MMD and Bloomberg.)

Market technicals, or supply and demand factors, were supportive overall during the Reporting Period. In the second quarter of 2014, primary market issuance remained low, with $87 billion of new supply. Investment inflows into municipal bond mutual funds were steady, averaging more than $300 million per week over the course of the second calendar quarter — a sharp turnaround from the same period in 2013 when municipal bond mutual funds saw average investment outflows of $1 billion every week. In the third quarter of 2014, the municipal market saw approximately $72 billion in new primary issuance, though supply tapered off during September 2014 when just $21.9 billion came to market. Investment inflows remained positive, with $3.7 billion invested into municipal bond mutual funds during the third calendar quarter. (Source: Lipper.)

Overall, credit quality in the municipal bond market remained strong during the Reporting Period. However, pockets of weakness generated negative headlines. Puerto Rico garnered attention after announcing tax revenues would fall short of its 2014 budget and following the passage of the Puerto Rico Public Corporation Debt Enforcement and Recovery Act, an act that introduced the possibility of restructuring at several public entities. Credit rating agencies responded with multiple notch downgrades. Also during the Reporting Period, credit rating agencies downgraded New Jersey after another revenue shortfall led the state to make a reduced payment to its pension funds. Meanwhile, Illinois continued to grapple with its pension and budgetary issues. In more positive news, California remained on an upward trajectory and saw its credit rating upgraded. New York State also received a credit rating upgrade. In addition, during the Reporting Period, there was continued momentum towards resolution in the Detroit bankruptcy case.

MARKET REVIEW

High Yield Municipals

During the second quarter of 2014, the high yield municipal bond market underperformed the investment grade municipal bond market. The main driver of underperformance was Puerto Rico, which had been downgraded to non-investment grade during the first quarter of 2014. Before the downgrade, Puerto Rico debt made up approximately 5% of the Barclays Municipal High Yield Bond Index. Afterwards, it comprised more than 25% and therefore had a significant impact on index performance. As mentioned earlier in the Market Review, Puerto Rico was the subject of significant negative news, which led to substantial volatility for the credit. Though Puerto Rico posted strong results in the third quarter of 2014, it underperformed the Barclays Municipal High Yield Bond Index for the Reporting Period overall. Meanwhile, in the third calendar quarter, the broad high yield municipal market recorded strong gains, outpacing investment grade municipal bonds. For the Reporting Period as a whole, high yield municipal bonds outperformed investment grade municipal bonds.

Looking Ahead

At the end of the Reporting Period, municipal bond market technicals were positive, a trend we believe could continue. We expect issuance to remain light, as many issuers evaluate their capital needs. The low issuance should be supportive, in our view, for municipal bond prices in the near term. We believe demand for tax-exempt municipals will continue to be focused on the short-term end of the municipal yield curve, as investors seek defensive investments in the wake of the municipal bond market’s strong performance during the Reporting Period. Shorter maturity municipal bonds may also benefit from the perception that short-term interest rates could rise sooner rather than later.

PORTFOLIO RESULTS

Goldman Sachs High Yield Municipal Fund

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Municipal Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of 7.36%, 7.08%, 6.96%, 7.63% and 7.61%, respectively. These returns compare to the 5.38% cumulative total return of the Fund’s benchmark, the Goldman Sachs High Yield Municipal Fund Composite Index (“High Yield Municipal Composite”), during the same time period.

The High Yield Municipal Fund Composite is comprised 40% of the Barclays Municipal Bond Index (with dividends reinvested) and 60% of the Barclays Municipal High Yield Bond Index (with dividends reinvested), which generated cumulative total returns of 4.12% and 6.21%, respectively, during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s duration and yield curve strategy added to relative performance during the Reporting Period. Sector positioning also contributed positively. In addition, individual issue selection enhanced relative returns.

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	The Fund’s overweight exposure to the hospital sector added to relative returns, as hospital bonds recorded strong gains during the Reporting Period. The Fund’s underweight position in Puerto Rico bonds also enhanced results. Although the commonwealth’s debt generated a positive absolute return in the High Yield Municipal Composite, it underperformed the debt of most U.S. states.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	During the Reporting Period overall, the Fund’s duration positioning, as well as its exposure to longer-maturity issues, added to relative performance. As municipal yields fell at the beginning of the Reporting Period, the Fund benefited from its slightly longer duration position relative to the High Yield Municipal Composite. In August 2014, the Fund held a shorter duration position than the High Yield Municipal Composite, which hampered performance as municipal yields continued to fall. This same positioning, however, was advantageous during September 2014 when yields rose slightly across the municipal yield curve. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of maturities.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Fund used municipal credit default swaps as we sought to capture the upside potential of select securities that were trading below what we considered their intrinsic value. In addition, the Fund employed interest rate swaps, tied to LIBOR (London interbank offered rates, which are floating interest rates widely used as reference rates in bank, corporate and government lending agreements), to manage the Fund’s duration position during the Reporting Period. Also during the Reporting Period, the Fund used municipal inverse variable rate securities to take advantage of the steepness of the municipal yield curve, wherein yields on shorter-term maturity municipal bonds were lower than those on longer-term maturity municipal bonds. These securities

PORTFOLIO RESULTS

have an inverse relationship to short-term interest rates — the interest rate they pay generally increases as short-term interest rates fall and vice versa — and they therefore have the potential to increase or decrease the Fund’s income.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	During the Reporting Period, we shifted the Fund from a longer duration position relative to the High Yield Municipal Composite to a comparatively shorter duration position. We reduced the Fund’s exposure to the hospital and special assessment sectors but maintained overweight positions in each overall. In addition, we increased the Fund’s allocations to the municipal debt of Illinois and Texas. From a maturity perspective, we increased exposure to five-year municipal bonds and decreased exposure to two-year and three-year municipal bonds.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had a shorter duration position relative to that of the High Yield Municipal Composite. It was overweight relative to the High Yield Municipal Composite in the hospital and special assessment sectors. Compared to the High Yield Municipal Composite, the Fund was underweight higher credit-quality AAA-rated and AA-rated issues and overweight lower credit-quality BBB-rated issues.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Despite global headwinds, we believe the underlying strength of the U.S. economy could push interest rates higher, and therefore, we plan to maintain a neutral to short duration bias relative to the High Yield Municipal Composite. In addition, we believe market technicals are likely to support the continued flattening of the municipal yield curve. Accordingly, we plan to employ strategies in the Fund that may potentially benefit from continued flattening. Meanwhile, we believe overall credit quality remains positive, and we also consider credit spreads attractive. As a result, we intend to seek investments that offer additional yield and can potentially benefit from credit spread tightening. We also plan to maintain our unconstrained approach in which we focus on seeking attractive risk/return opportunities across all maturities along the municipal bond yield curve and inclusive of all credit qualities.

FUND BASICS

High Yield Municipal Fund

as of September 30, 2014

PERFORMANCE REVIEW
April 1, 2014– September 30, 2014	Fund Total Return (based on NAV)[1]	Goldman Sachs High Yield Municipal Fund Composite Index[2]	Barclays Municipal High Yield Bond Index[3]	Barclays Municipal Bond Index[4]	30-Day Standardized Subsidized Yield[5]	30-Day Standardized Unsubsidized Yield[5]	30-Day Taxable Equivalent Yield[6]
Class A	7.36%	5.38%	6.21%	4.12%	3.36%	3.29%	5.94%
Class B	7.08	5.38	6.21	4.12	2.78	2.71	4.91
Class C	6.96	5.38	6.21	4.12	2.77	2.70	4.89
Institutional	7.63	5.38	6.21	4.12	3.81	3.79	6.73
Class IR	7.61	5.38	6.21	4.12	3.77	3.70	6.66

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Goldman Sachs High Yield Municipal Fund Composite Index is comprised of the Barclays Municipal Bond Index (40%) (with dividends reinvested) and the Barclays Municipal High Yield Bond Index (60%) (with dividends reinvested).

[3]	The Barclays Municipal High Yield Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The Barclays Municipal High Yield Bond Index does not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The Barclays Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Barclays Municipal Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[5]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

[6]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2013 federal income tax rate of 43.4%. During a period when the 30-Day Standardized Subsidized Yield of a share class of the Fund is negative, the corresponding 30-Day Taxable Equivalent Yield will also be negative, and therefore the latter may not provide meaningful comparative information to investors.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[7]
For the period ended 9/30/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	8.73%	6.01%	3.15%	4.49%	4/3/00
Class B	7.98	5.83	2.99	4.38	4/3/00
Class C	12.01	6.19	2.86	4.04	4/3/00
Institutional	14.35	7.34	3.98	5.20	4/3/00
Class IR	14.30	N/A	N/A	7.52	7/30/10

[7]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds). The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[8]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.87%	0.93%
Class B	1.62	1.68
Class C	1.62	1.68
Institutional	0.58	0.59
Class IR	0.62	0.69

[8]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATION[9]
Percentage of Market Value

[9]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Municipal Income Fund1

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs Municipal Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of 4.64%, 4.25%, 4.18%, 4.75%, 4.52% and 4.78%, respectively. These returns compare to the 4.12% cumulative total return of the Fund’s benchmark, the Barclays Municipal Bond Index (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s exposure to longer maturity securities added to relative performance, as the municipal yield curve flattened during Reporting Period. Sector positioning and bottom-up issue selection also contributed positively. In addition, the Fund’s duration and yield curve strategy enhanced relative returns.

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	As municipal credit conditions improved during the Reporting Period, the Fund benefited from an overweight position in BBB-rated municipal bonds. From a sector perspective, exposure to the hospital, toll and airport sectors enhanced returns. The Fund’s holdings of Jefferson, Alabama sewer bonds also added value, as spreads (or yield differentials between bonds of comparable maturities) narrowed during the Reporting Period.

In addition, the Fund’s investments in floating rate notes contributed positively, as the yield differential between short-duration taxable and tax-exempt bonds narrowed. The Fund also benefited from its underweight position in pre-refunded municipal bonds. (Pre-refunding, also known as advance refunding, is a procedure in which a municipality issues a second bond at a lower interest rate, and uses the proceeds from the sale of the second bond to invest in “escrow collateral” for the first bond. The escrow collateral is typically in Treasury securities. Pre-refunded municipal bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow collateral, they often increase in value — sometimes significantly.)

Detracting from the Fund’s relative performance was an overweight position in Puerto Rico bonds. Although the commonwealth’s debt generated a positive return in the Index, it underperformed the debt of most U.S. states.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	The Fund’s duration positioning contributed positively to relative results during the Reporting Period overall. Early in the Reporting Period, the Fund held a longer duration position relative to that of the Index, which added to performance as municipal yields fell and the municipal yield curve flattened. In August 2014, the Fund held a shorter duration position compared to the Index, which hampered returns as municipal yields continued to fall. However, this same positioning was advantageous during September 2014 as yields rose slightly across the municipal yield curve. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of maturities.

[1]	At a meeting held on October 15, 2014, the Board of Trustees of the Goldman Sachs Trust approved a change in the Goldman Sachs Municipal Income Fund’s name to the Goldman Sachs Strategic Municipal Income Fund, effective after the close of business on December 18, 2014. In addition, effective as of that time, the Fund’s investment objective and principal strategy will change.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used municipal inverse variable rate securities to take advantage of the steepness of the municipal yield curve, wherein yields on shorter-term maturity municipal bonds were lower than those on longer-term maturity municipal bonds. These securities have an inverse relationship to short-term interest rates — the interest rate they pay generally increases as short-term interest rates fall and vice versa — and they therefore have the potential to increase or decrease the Fund’s income. In addition, the Fund used municipal credit default swaps as we sought to capture the upside potential of select securities that were trading below what we considered their intrinsic value. Also, to manage against potential changes in interest rates, the Fund employed interest rate swap contracts during the Reporting Period.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	During the Reporting Period, we shifted the Fund from a longer duration position relative to the Index to a comparatively shorter duration position. We reduced the Fund’s exposure to state and local general obligation bonds and to special assessment bonds. We added exposure to leasebacked bonds. In addition, we increased the Fund’s exposure to pre-refunded bonds.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund held a shorter duration position compared to that of the Index. It was underweight relative to the Index in higher credit quality investment grade municipal bonds. The Fund was overweight BBB-rated and lower-rated credits. Compared to the Index, it was overweight in Puerto Rico, California and Texas municipal bonds. It was underweight relative to the Index in New York municipal bonds.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Despite global headwinds, we believe the underlying strength of the U.S. economy could push interest rates higher, and therefore, we plan to maintain a neutral to short duration bias relative to the Index. In addition, we believe market technicals are likely to support the continued flattening of the municipal yield curve. Accordingly, we plan to employ strategies in the Fund that could benefit from continued flattening. Meanwhile, we believe overall credit quality remains positive, and we also consider credit spreads attractive. As a result, we intend to seek investments that offer additional yield and can potentially benefit from credit spread tightening. We also intend to continue managing the Fund to seek opportunities along the entire municipal bond yield curve and across the spectrum of investment grade credits. We will continue to monitor the changing dynamic between agencies/U.S. Treasury securities and municipal bonds, seeking to keep the Fund invested in the most tax-efficient manner.

FUND BASICS

Municipal Income Fund

as of September 30, 2014

PERFORMANCE REVIEW
April 1, 2014– September 30, 2014	Fund Total Return (based on NAV)[1]	Barclays Municipal Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]	30-Day Taxable Equivalent Yield[4]
Class A	4.64%	4.12%	2.10%	1.88%	3.71%
Class B	4.25	4.12	1.44	1.23	2.54
Class C	4.18	4.12	1.44	1.22	2.54
Institutional	4.75	4.12	2.52	2.30	4.45
Service	4.52	4.12	2.03	1.80	3.59
Class IR	4.78	4.12	2.43	2.21	4.29

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Barclays Municipal Bond Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

[4]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2013 federal income tax rate of 43.4%. During a period when the 30-Day Standardized Subsidized Yield of a share class of the Fund is negative, the corresponding 30-Day Taxable Equivalent Yield will also be negative, and therefore the latter may not provide meaningful comparative information to investors.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 9/30/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	5.05%	4.28%	3.94%	4.78%	7/20/93
Class B	3.20	3.91	3.70	4.70	5/1/96
Class C	7.24	4.31	3.56	3.94	8/15/97
Institutional	9.46	5.44	4.70	5.10	8/15/97
Service	8.92	4.89	4.16	4.60	7/20/93
Class IR	9.43	N/A	N/A	5.50	7/30/10

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 4.5%, which is not reflected in the figures shown. Because Institutional Shares, Service Shares and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.79%	1.00%
Class B	1.54	1.75
Class C	1.54	1.75
Institutional	0.45	0.66
Service	0.94	1.16
Class IR	0.54	0.75

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATION[7]
Percentage of Market Value

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Short Duration Tax-Free Fund

Investment Objective

The Fund seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Sachs Short Duration Tax-Free Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of 0.78%, 0.68%, 1.05%, 0.81% and 1.01%, respectively. These returns compare to the 0.75% cumulative total return of the Fund’s benchmark, the Barclays Municipal 1-3 Year Blend Index (with dividends reinvested) (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s exposure to longer duration securities added to relative performance, as the municipal yield curve flattened during Reporting Period. Sector positioning and bottom-up issue selection also contributed positively. The Fund’s duration and yield curve strategy enhanced relative results.

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	The Fund benefited from its investments in tobacco bonds, as the tobacco sector outperformed the Index during the Reporting Period. In addition, the Fund’s exposure to Detroit’s water and sewer bonds added to results after the city reached an agreement with creditors that would remove the water and sewer authority from Detroit’s Chapter 9 bankruptcy filing. Investments in floating rate notes also enhanced Fund performance, as the yield differential between short-duration taxable and tax-exempt bonds narrowed.

Detracting from relative performance were the Fund’s holdings of Puerto Rico electric power authority bonds. Multiple credit rating downgrades and the commonwealth’s plan to potentially restructure its debt weighed on Puerto Rican municipal bonds during the Reporting Period. The Fund was also hindered by its focus on maturities of shorter than one year; these securities did not benefit from the decline in longer-term municipal yields during the Reporting Period.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	The Fund’s duration positioning contributed positively to relative results during the Reporting Period. Early in the Reporting Period, the Fund held a longer duration position relative to the Index, which added to performance as municipal yields fell and the municipal yield curve flattened. In September 2014, the Fund held a shorter duration position compared to the Index, which was advantageous when yields rose slightly across the municipal yield curve. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of maturities.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used municipal inverse variable rate securities to seek to take advantage of the steepness of the municipal yield curve, wherein yields on shorter-term maturity municipal bonds were lower than those on longer-term maturity municipal bonds. These securities have an inverse relationship to short-term interest rates — the interest rate they pay generally increases as short-term interest rates fall and vice versa — and they therefore have the potential to increase or decrease the Fund’s income. In addition, the Fund used municipal credit default swaps as we sought to capture the upside potential of select securities that were trading below what we considered their intrinsic value.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	During the Reporting Period, we shifted the Fund from a longer duration position relative to the Index to a shorter

PORTFOLIO RESULTS

duration position. We decreased the Fund’s exposure to state and local general obligations. In addition, we reduced its exposure to special tax bonds and hospital bonds. We increased the Fund’s exposure to transportation bonds and to water and sewer bonds during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund held a shorter duration position compared to that of the Index. It was overweight relative to the Index in AAA-rated, BBB-rated and other lower-rated municipal bonds. Compared to the Index, the Fund was overweight in California, Puerto Rico and New York municipal bonds.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Despite global headwinds, we believe the underlying strength of the U.S. economy could push interest rates higher, and therefore, we plan to maintain a neutral to short duration bias relative to the Index. In addition, we believe market technicals are likely to support the continued flattening of the municipal yield curve. Accordingly, we plan to employ strategies in the Fund that may potentially benefit from continued flattening. Meanwhile, we believe overall credit quality remains positive, and we also consider credit spreads attractive. As a result, we intend to seek investments that offer additional yield and can potentially benefit from credit spread tightening. We also intend to continue managing the Fund to seek opportunities in the short-term end of the municipal bond yield curve. We will continue to monitor the changing dynamic between agencies/U.S. Treasury securities and municipal bonds, seeking to keep the Fund invested in the most tax-efficient manner.

FUND BASICS

Short Duration Tax-Free Fund

as of September 30, 2014

PERFORMANCE REVIEW
April 1, 2014– September 30, 2014	Fund Total Return (based on NAV)[1]	Barclays Municipal 1–3 Year Blend Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]	30-Day Taxable Equivalent Yield[4]
Class A	0.78%	0.75%	0.48%	0.45%	0.85%
Class C	0.68	0.75	0.10	-0.28	0.18
Institutional	1.05	0.75	0.82	0.79	1.45
Service	0.81	0.75	0.33	0.30	0.58
Class IR	1.01	0.75	0.74	0.70	1.31

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Municipal 1-3 Year Blend Index (with dividends reinvested), an unmanaged index, represents investment grade municipal bonds with maturities greater than one year and less than 4 years, and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

[4]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2013 federal income tax rate of 43.4%. During a period when the 30-Day Standardized Subsidized Yield of a share class of the Fund is negative, the corresponding 30-Day Taxable Equivalent Yield will also be negative, and therefore the latter may not provide meaningful comparative information to investors.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 9/30/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	0.22%	1.35%	2.18%	2.85%	5/1/97
Class C	0.68	1.16	1.71	2.17	8/15/97
Institutional	2.19	1.98	2.69	3.48	10/1/92
Service	1.68	1.48	2.18	2.96	9/20/94
Class IR	2.09	N/A	N/A	1.63	7/30/10

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 2.0%, which is not reflected in the figures shown. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.73%	0.76%
Class C	1.13	1.51
Institutional	0.39	0.42
Service	0.89	0.92
Class IR	0.48	0.51

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATION[7]
Percentage of Market Value

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – 96.6%
Alabama – 4.2%
Alexander City Special Care Facilities Financing Authority Medical Facilities RB for Russell Hospital Corp. Series 2006 A (BB+/NR)
$2,150,000	5.375%	12/01/16	$2,228,260
4,425,000	5.500	12/01/21	4,557,396
5,775,000	5.625	12/01/26	5,924,630
16,515,000	5.750	12/01/36	16,867,761
Jefferson County Senior Lien Sewer RB Warrants Series 2013 C (AGM) (AA/A2)(a)
5,750,000	0.000	10/01/38	3,861,930
5,000,000	0.000	10/01/42	3,337,650
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (BBB-/NR)
6,500,000	6.000	10/01/42	7,281,625
19,850,000	7.000	10/01/51	23,771,765
51,250,000	6.500	10/01/53	58,570,037
Sylacauga Health Care Authority RB for Coosa Valley Medical Center Series 2005 A (GO OF AUTH) (NR/NR)(b)
7,600,000	6.000	08/01/15	7,962,444

			134,363,498

Alaska – 0.1%
Northern Tobacco Securitization Corp. RB Refunding Asset- Backed Bonds Series 2006 A (B/B2)
5,285,000	5.000	06/01/46	3,924,324

Arizona – 1.2%
Apache County IDA PCRB for Tucson Electric Power Company Series 2012 A (BBB/Baa1)
4,500,000	4.500	03/01/30	4,755,285
City of Tempe IDA RB Refunding for Friendship Village Series 2012 A (NR/NR)
1,250,000	6.250	12/01/42	1,319,125
1,325,000	6.250	12/01/46	1,395,053
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for El Paso Electric Co. Project Series 2009 A (BBB/Baa1)
8,800,000	7.250	02/01/40	9,944,176
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Public Service Co. of New Mexico Palo Verde Project Series 2003 A (BBB/Baa2)
5,000,000	6.250	01/01/38	5,527,750
Pima County IDA RB Refunding for Tucson Electric Power Co. Project Series 2012 A (BBB/Baa1)
5,350,000	4.500	06/01/30	5,662,333
Pima County IDA RB Refunding for Tucson Electric Power Co. Project Series 2013 A (BBB/Baa1)
3,390,000	4.000	09/01/29	3,492,547
University Medical Center Corp. RB Series 2009 (BBB/Baa2)
500,000	6.250	07/01/29	580,700
1,360,000	6.500	07/01/39	1,585,325
University Medical Center Corp. RB Series 2011 (GO OF CORP) (BBB/Baa2)
3,500,000	6.000	07/01/39	3,989,825

			38,252,119

State-Specific Municipal Debt Obligations – (continued)
California – 13.0%
ABC Unified School District GO Bonds Series 2001 C (NATL-RE FGIC) (AA-/Aa3)(c)
$1,600,000	0.000%	08/01/26	$1,067,616
Alvord Unified School District GO Bonds Capital Appreciation for 2007 Election Series 2007 B (AGM) (AA/A1)(c)
1,210,000	0.000	08/01/36	432,430
Calaveras Unified School District GO Bonds for Capital Appreciation Series 2000 (AGM) (AA/A2)(c)
1,055,000	0.000	08/01/25	671,233
California County Tobacco Securitization Agency RB Asset- Backed Bonds for Los Angeles County Securitization Corp. Series 2006 A (B/B2)
15,885,000	5.450	06/01/28	14,645,017
California Municipal Finance Authority COPS for Community Hospitals of Central California Obligated Group Series 2009 (BBB/Baa1)
19,500,000	5.500	02/01/39	20,778,225
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources Series 2012 (AMT) (BBB-/Baa3)(d)
14,680,000	5.000	11/21/45	15,428,827
California Statewide Communities Development Authority RB for California Baptist University Series 2007 A (NR/NR)
2,000,000	5.400	11/01/27	2,064,340
11,850,000	5.500	11/01/38	11,974,780
California Statewide Communities Development Authority RB for Lancer Plaza Project Series 2013 (NR/NR)
1,875,000	5.875	11/01/43	1,901,887
California Statewide Communities Development Authority RB for Methodist Hospital Project Series 2009 (FHA) (NR/Aa2)
5,340,000	6.625	08/01/29	6,462,788
California Statewide Financing Authority Tobacco Settlement RB Capital Appreciation for Turbo Pooled Program Series 2006 B (B-/NR)(c)
35,000,000	0.000	06/01/46	1,593,200
Capistrano Unified School District Special Tax for Capital Appreciation Series 2005 (NATL-RE FGIC) (AA-/A3)(c)
7,000,000	0.000	09/01/33	2,865,100
City of Davis Redevelopment Agency Tax Allocation for Davis Redevelopment Project Series 2011 A (A+/NR)
750,000	6.500	12/01/26	897,690
2,830,000	7.000	12/01/36	3,367,502
City of Goleta Redevelopment Agency Tax Allocation for Goleta Old Town Redevelopment Project Series 2011 (NR/NR)
670,000	7.750	12/01/31	715,875
5,000,000	8.000	06/01/44	5,345,450
City of Palo Alto Limited Obligation Refunding Improvement Bonds for University Avenue Area Off-Street Parking Assessment District Series 2012 (BBB/NR)
600,000	5.000	09/02/30	657,384
Coronado Community Development Agency Tax Allocation for Coronado Community Development Project Series 2005 (AMBAC) (AA-/NR)
175,000	5.000	09/01/20	179,361

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
El Rancho California Unified School District GO Bonds Capital Appreciation Election 2003 Series 2007 (NATL-RE FGIC) (A/A3)(c)
$4,400,000	0.000%	08/01/32	$1,962,664
Fairfield COPS Capital Appreciation for Water Financing Series 2007 A (XLCA) (A+/WR)(c)
4,180,000	0.000	04/01/29	2,146,932
Folsom Cordova Unified School District No. 4 GO for School Facilities Improvement Capital Appreciation for Election of 2006 Series 2007 A (NATL-RE) (AA-/A1)(c)
3,360,000	0.000	10/01/32	1,535,352
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Series 2013 A (BBB-/Ba1)
13,535,000	6.000	01/15/53	15,559,430
Fullerton Public Financing Authority Tax Allocation Series 2005 (AMBAC) (A/WR)
200,000	5.000	09/01/27	203,872
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 B (CCC+/NR)(c)
125,785,000	0.000	06/01/47	10,597,386
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 C (CCC/NR)(c)
307,000,000	0.000	06/01/47	10,751,140
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2007 A-1 (B/B3)
19,565,000	4.500	06/01/27	18,048,321
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-1 (B-/B3)
17,650,000	5.750	06/01/47	14,025,396
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 C-1 (B-/NR)(c)
101,195,000	0.000	06/01/36	20,196,498
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 C-2 (B-/NR)(c)
211,235,000	0.000	06/01/47	9,606,968
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 D (B-/NR)(c)
260,660,000	0.000	06/01/57	2,911,572
Lammersville Joint Unified School District Special Tax Bonds for Community Facilities District No. 2007-1 Series 2013 (NR/NR)
2,750,000	6.000	09/01/43	3,095,097
Lemoore Redevelopment Agency Tax Allocation for Lemoore Redevelopment Project Series 2011 (A-/NR)
665,000	6.625	08/01/24	703,504
1,000,000	7.250	08/01/31	1,056,480
9,315,000	7.375	08/01/40	9,852,941
Los Angeles County GO Bonds for Westside Union School District Election Series 2008 B (AA-/Aa3)(c)
49,925,000	0.000	08/01/50	8,332,483

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Lynwood Redevelopment Agency Tax Allocation for Housing Projects Series 2011 A (A-/NR)
$1,625,000	6.750%	09/01/26	$1,891,370
1,500,000	7.000	09/01/31	1,768,320
875,000	7.250	09/01/38	1,044,610
Merced-Union High School District Election of 2008 GO Bonds Series 2011 C (NR/Aa3)(c)
3,750,000	0.000	08/01/35	1,499,438
M-S-R Energy Authority Gas RB Series 2009 A (A-/NR)
8,250,000	6.500	11/01/39	11,142,945
M-S-R Energy Authority Gas RB Series 2009 B (A-/NR)
2,000,000	6.500	11/01/39	2,701,320
M-S-R Energy Authority Gas RB Series 2009 C (A-/NR)
10,000,000	6.125	11/01/29	12,782,800
13,500,000	6.500	11/01/39	18,233,910
Mt. Diablo Unified School District GO Bonds Capital Appreciation for Election of 2010 Series 2010 A (AGM) (AA/Aa3)(a)
7,000,000	0.000	08/01/30	5,462,520
New Haven Unified School District GO Bonds Refunding for Capital Appreciation Series 2009 (ASSURED GTY) (AA/Aa3)(c)
860,000	0.000	08/01/25	570,292
1,105,000	0.000	08/01/26	693,310
5,550,000	0.000	08/01/30	2,821,620
7,830,000	0.000	08/01/32	3,591,464
7,000,000	0.000	08/01/34	2,885,400
Palomar Pomerado Health COPS Series 2009 (BB+/Ba1)
16,450,000	6.750	11/01/39	17,513,822
Palomar Pomerado Health COPS Series 2010 (BB+/Ba1)
7,000,000	6.000	11/01/41	7,269,850
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA/A2)(a)
10,750,000	0.000	08/01/38	10,042,005
Placer Union High School District GO Bonds for Capital Appreciation Series 2000 A (NATL-RE FGIC) (AA-/Aa3)(c)
1,805,000	0.000	08/01/25	1,254,295
Poway Unified School District Community Facilities District No. 6-4S Ranch Improvement Area C Special Tax Bonds Series 2012 (NR/NR)
250,000	4.600	09/01/35	246,685
Riverside County Redevelopment Agency Tax Allocation for Capital Appreciation Jurupa Valley Redevelopment Project Area Series 2011 B (A-/NR)(c)
2,220,000	0.000	10/01/33	846,641
2,220,000	0.000	10/01/35	749,428
1,840,000	0.000	10/01/37	550,160
5,000,000	0.000	10/01/38	1,411,900
8,425,000	0.000	10/01/39	2,245,937
13,395,000	0.000	10/01/40	3,369,780
7,275,000	0.000	10/01/41	1,726,430
6,000,000	0.000	10/01/42	1,342,680

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Riverside County Redevelopment Agency Tax Allocation for Jurupa Valley Redevelopment Project Area Series 2011 B (A-/NR)
$1,225,000	6.500%	10/01/25	$1,471,445
1,950,000	6.750	10/01/30	2,352,266
Riverside County Transportation Commission Toll Revenue Senior Lien Bonds Series 2013 A (BBB-/NR)
2,000,000	5.750	06/01/48	2,249,280
San Bernardino City Unified School District GO Bonds Capital Appreciation for Election of 1999 Series 2003 C (NATL-RE FGIC) (AA-/A2)(c)
1,420,000	0.000	08/01/25	939,642
San Diego Unified School District GO Bonds Refunding Series 2012 R-1 (AA-/Aa3)(c)
10,000,000	0.000	07/01/30	5,502,900
3,000,000	0.000	07/01/31	1,566,090
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay North Redevelopment Series 2011 C (A-/NR)
500,000	6.750	08/01/33	607,950
2,000,000	6.750	08/01/41	2,425,380
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay North Redevelopment Series 2011 D (BBB+/NR)
435,000	6.625	08/01/27	527,759
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay South Redevelopment Series 2009 D (BBB+/NR)
750,000	6.250	08/01/28	861,300
555,000	6.375	08/01/29	639,116
305,000	6.500	08/01/31	351,445
1,000,000	6.625	08/01/39	1,156,390
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay South Redevelopment Series 2011 D (BBB+/NR)
1,000,000	7.000	08/01/33	1,214,140
1,500,000	7.000	08/01/41	1,816,425
San Juan Unified School District GO Bonds for Capital Appreciation Series 2000 (NATL-RE FGIC) (AA-/Aa2)(c)
1,580,000	0.000	08/01/24	1,152,073
1,595,000	0.000	08/01/25	1,116,659
San Mateo Special Tax Bonds for Community Facilities District No. 2008-1 Bay Meadows Series 2013 (NR/NR)
2,000,000	5.000	09/01/42	2,098,440
San Mateo Special Tax Bonds for Community Facilities District No. 2008-1 Bay Meadows Series 2014 (NR/NR)
2,000,000	5.500	09/01/44	2,183,240
Santa Monica Redevelopment Agency Tax Allocation for Earthquake Recovery Redevelopment Project Series 2011 (AA/NR)
2,000,000	5.000	07/01/42	2,146,420
Santa Monica Redevelopment Agency Tax Allocation for Earthquake Recovery Redevelopment RB Series 2011 (AA/NR)
2,000,000	5.000	07/01/32	2,200,180

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Santee Community Development Commission Tax Allocation for Santee Community Redevelopment Project Series 2011 A (A/NR)
$1,000,000	7.000%	08/01/31	$1,190,180
2,000,000	7.000	08/01/41	2,380,360
Stockton Public Financing Authority Water RB for Delta Water Supply Project Series 2010 A (A-/Ba1)
2,000,000	6.250	10/01/40	2,342,080
Tejon Ranch Public Facilities Financing Authority Special Tax for Community Facilities District No. 2008-1 Industrial Complex Public Improvements Series 2012 B (NR/NR)
4,000,000	5.250	09/01/42	4,208,000
Temecula Redevelopment Agency Tax Allocation for Housing Redevelopment Project No. 1 Series 2011 A (A/NR)
1,000,000	6.750	08/01/31	1,190,450
2,100,000	7.000	08/01/39	2,506,224
Tobacco Securitization Authority Southern California Tobacco Settlement RB Senior Asset-Backed Bonds for San Diego County Tobacco Asset Securitization Corp. Series 2006 A-1 (B+/B2)
7,470,000	5.125	06/01/46	5,842,810
Tobacco Securitization Authority Southern California Tobacco Settlement RB Senior Asset-Backed Bonds for San Diego County Tobacco Asset Securitization Corp. Series 2006 A-1 (BB+/B2)
2,235,000	5.000	06/01/37	1,806,171
Union City Community Redevelopment Agency Tax Allocation for Community Redevelopment Project Sub Lien Series 2011 (A/NR)
1,500,000	6.875	12/01/33	1,859,970
West Hollywood Community Development Commission Tax Allocation for East Side Redevelopment Project Series 2011 A (A-/NR)
1,000,000	7.250	09/01/31	1,275,660
5,000,000	7.500	09/01/42	6,438,100
William S. Hart Union High School District GO Bonds Capital Appreciation 2008 Election Series B (AGM) (AA/Aa2)(c)
8,360,000	0.000	08/01/34	3,547,733
Yosemite Community College District GO Bonds Election of 2004 Series 2010 D (AA-/Aa2)(a)
19,135,000	0.000	08/01/42	9,847,828

			416,307,779

Colorado – 2.3%
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2005 (BBB-/NR)
9,050,000	5.000	12/01/35	9,174,709
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2012 A (BBB-/NR)
3,500,000	4.500	12/01/33	3,470,950
3,500,000	5.000	12/01/33	3,676,785
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2013 A (BBB-/NR)
3,000,000	5.750	12/01/36	3,232,080

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Colorado – (continued)
Colorado Health Facilities Authority RB for The Evangelical Lutheran Good Samaritan Society Project Series 2013 (A-/A3)
$3,000,000	5.625%	06/01/43	$3,346,740
Colorado Regional Transportation District Tax-Exempt Private Activity RB for Denver Transit Partners Eagle P3 Project Series 2010 (BBB-/Baa3)
12,860,000	6.000	01/15/41	14,329,769
Cross Creek Metropolitan District No. 2 GO Bonds Refunding Limited Tax Series 2006 (NR/NR)(e)
4,500,000	5.000	12/01/17	3,671,370
Denver Colorado City & County Special Facilities Airport RB Refunding for United Air Lines, Inc. Project Series 2007 A (AMT) (B/B2)
4,000,000	5.750	10/01/32	4,149,960
Denver Colorado Health and Hospital Authority Healthcare RB Series B (BBB/NR)(e)
6,000,000	1.257	12/01/33	5,280,360
E-470 Public Highway Authority RB Refunding Capital Appreciation Series 2006 B (NATL-RE FGIC) (AA-/A3)(c)
3,000,000	0.000	09/01/39	902,820
E-470 Public Highway Authority RB Series 2004 A (NATL-RE) (AA-/A3)(c)
15,000,000	0.000	09/01/28	8,776,650
4,100,000	0.000	09/01/34	1,771,241
E-470 Public Highway Authority RB Series 2004 B (NATL-RE) (AA-/A3)(c)
1,715,000	0.000	09/01/28	863,794
E-470 Public Highway Authority RB Series 2010 A (BBB/Baa2)(c)
20,000,000	0.000	09/01/40	6,313,200
Park Meadows Business Improvement District RB Series 2007 (NR/NR)
475,000	5.300	12/01/27	501,809
720,000	5.350	12/01/31	761,710
Plaza Metropolitan District No. 1 RB Refunding Series 2013 (NR/NR)(d)
1,000,000	5.000	12/01/40	1,019,400
Vista Ridge Metropolitan District GO Bonds Refunding Limited Tax Subseries 2006 B (NR/NR)(a)
1,725,000	0.000	12/01/17	1,086,060

			72,329,407

Connecticut – 0.0%
Town of Hamden Refunding GO Series 2013 (AGM) (AA/A2)
500,000	5.000	08/15/23	584,115

Delaware – 0.4%
Bridgeville Delaware Special Obligation Special Tax for Heritage Shores Special Development District Series 2005 A (NR/NR)
6,230,000	5.450	07/01/35	6,130,631
Delaware Economic Development Authority Gas Facilities RB Refunding for Delmarva Power & Light Co. Project Series 2010 (BBB+/Baa1)
3,000,000	5.400	02/01/31	3,368,580

State-Specific Municipal Debt Obligations – (continued)
Delaware – (continued)
Delaware Economic Development Authority RB for Indian River Power LLC Project Series 2010 (NR/Baa3)
$2,050,000	5.375%	10/01/45	$2,230,790

			11,730,001

District of Columbia – 2.1%
Metropolitan Washington DC Airports Authority Dulles Toll Road RB Second Senior Lien Capital Appreciation for Dulles Metrorail and Capital Improvement Project Series 2009 (ASSURED GTY) (AA/A3)(a)
25,000,000	0.000	10/01/41	28,470,000
Metropolitan Washington DC Airports Authority Dulles Toll Road RB Second Senior Lien Capital Appreciation for Dulles Metrorail and Capital Improvement Project Series 2010 B (BBB+/Baa1)(a)
37,100,000	0.000	10/01/44	38,321,332

			66,791,332

Florida – 16.0%
Amelia National Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)
4,055,000	6.300	05/01/35	4,082,979
Amelia National Community Development District Special Assessment for Capital Improvement Series 2006 A (NR/NR)
1,595,000	5.375	05/01/37	1,275,474
Arborwood Community Development District RB Capital Improvement for Master Infrastructure Project Series 2005 B (NR/NR)(f)
485,000	5.100	05/01/14	291,000
Arborwood Community Development District RB Capital Improvement for Master Infrastructure Projects Series 2005 A-2 (NR/NR)
15,150,000	5.350	05/01/36	15,151,363
Arborwood Community Development District Special Assessment Capital Improvement for Centex Homes Project Series 2006 A-1 (NR/NR)(f)
17,510,000	5.500	05/01/36	10,506,000
Arborwood Community Development District Special Assessment Capital Improvement for Centex Homes Project Series 2006 A-2 (NR/NR)
205,000	5.250	05/01/36	206,064
Arborwood Community Development District Special Assessment Capital Improvement for Centex Homes Project Series 2006 A-3 (NR/NR)
3,265,000	5.500	05/01/36	3,266,045
Arborwood Community Development District Special Assessment for Master Infrastructure Projects Series 2005 A (NR/NR)(f)
5,395,000	5.350	05/01/36	3,237,000
Arborwood Community Development District Special Assessment for School Site Acquisition Project Series 2005 (NR/NR)(f)
1,210,000	5.500	05/01/14	726,000

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Bellagio Community Development District Special Assessment Bonds Series 2013 (NR/NR)
$900,000	6.000%	11/01/27	$961,479
3,000,000	6.500	11/01/43	3,278,820
Belmont Community Development District Capital Improvement Phase 1 Project Series 2013 A (NR/NR)
775,000	6.125	11/01/33	812,967
1,000,000	6.500	11/01/43	1,052,790
Boggy Creek Improvement District Special Assessment RB Refunding Series 2013 (NR/NR)(d)
12,635,000	5.125	05/01/43	12,858,260
Brevard County Health Facilities Authority RB for Health First, Inc. Project Series 2009 (A-/A3)
4,750,000	7.000	04/01/39	5,435,852
Bridgewater Community Development District Special Assessment Series 2004 A (NR/NR)
3,000,000	6.000	05/01/35	3,003,810
Bridgewater Community Development District Special Assessment Series 2011 A (NR/NR)
8,745,000	7.210	05/01/35	8,759,692
Broward County Florida Airport Exempt Facility RB for Learjet, Inc. Project RMKT 07/19/04 Series 2000 (AMT) (NR/Ba3)
2,000,000	7.500	11/01/20	2,029,260
Century Parc Community Development District Special Assessment Refunding Series 2012 (A-/NR)
200,000	3.500	11/01/20	203,730
210,000	3.750	11/01/21	210,124
215,000	3.875	11/01/22	216,331
25,000	4.000	11/01/23	25,326
1,705,000	4.500	11/01/31	1,731,206
CityPlace Community Development District Special Assessment RB Refunding Series 2012 (A/NR)
2,250,000	5.000	05/01/26	2,518,852
Concord Station Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)
255,000	5.000	05/01/15	255,377
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)(f)
3,305,000	5.850	05/01/35	33
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 B (NR/NR)(f)
3,980,000	5.000	05/01/11	40
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 A-1 (NR/NR)
3,890,000	5.850	05/01/35	3,939,831
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 A-2 (NR/NR)
2,485,000	5.850	05/01/35	2,178,127
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 B (NR/NR)(c)
5,775,000	0.000	05/01/17	4,781,815
Cory Lakes Community Development District Special Assessment Series 2001 A (NR/NR)
165,000	8.375	05/01/17	172,146

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Cory Lakes Community Development District Special Assessment Series 2001 B (NR/NR)
$230,000	8.375%	05/01/17	$239,961
Durbin Crossing Community Development District Special Assessment Series 2005 A (NR/NR)
39,730,000	5.500	05/01/37	39,072,468
Durbin Crossing Community Development District Special Assessment Series 2005 B-2 (NR/NR)
105,000	6.830	11/01/15	105,541
Escambia County Health Facilities Authority Health Care Facilities RB for Baptist Hospital, Inc. Project Series 2010 A (BBB+/A3)
28,000,000	6.000	08/15/36	32,356,520
Estancia at Wiregrass Community Development District Capital Improvement RB Series 2013 (NR/NR)
1,270,000	6.375	11/01/26	1,406,144
3,250,000	7.000	11/01/45	3,613,090
Fishhawk Community Development District II Special Assessment RB Refunding Series 2013 A (A-/NR)
1,480,000	4.375	05/01/34	1,508,061
Florida Higher Educational Facilities Financing Authority RB for Flagler College, Inc. Project Series 2006 (XLCA) (NR/WR)
11,410,000	5.250	11/01/36	11,666,154
Florida Higher Educational Facilities Financing Authority RB Refunding for Nova Southeastern University Project Series 2012 A (BBB+/NR)
600,000	5.000	04/01/32	640,122
5,820,000	5.250	04/01/42	6,224,839
Greater Orlando Aviation Authority Airport Facilities RB Refunding for Jetblue Airways Corp. Project Series 2013 (AMT) (NR/NR)
3,165,000	5.000	11/15/26	3,193,517
5,000,000	5.000	11/15/36	4,940,400
Greeneway Improvement District Special Assessment RB Series 2013 (NR/NR)(d)
11,950,000	5.125	05/01/43	12,161,156
Harbour Isles Community Development District Special Assessment Series 2004 (NR/NR)
2,810,000	6.125	05/01/35	2,845,350
Heritage Harbour Market Place Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)
7,740,000	5.600	05/01/36	7,165,150
Heritage Harbour South Community Development District RB for Capital Improvement Series 2003 A (NR/NR)
990,000	6.200	05/01/35	1,002,504
Heritage Harbour South Community Development District RB Refunding for Senior Lien Capital Improvement Series 2013 A-1 (A/NR)
500,000	5.050	05/01/31	512,220
500,000	5.150	05/01/34	510,755
Heritage Isle At Viera Community Development District Special Assessment Series 2005 (NR/NR)
6,375,000	5.550	05/01/37	6,374,936

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Heritage Lake Park Community Development District Special Assessment Series 2005 (NR/NR)
$2,325,000	5.700%	05/01/36	$2,325,139
Killarney Community Development District Special Assessment Series 2004 A (NR/NR)(f)
2,395,000	6.000	05/01/35	1,556,750
Killarney Community Development District Special Assessment Series 2004 B (NR/NR)(f)
1,750,000	5.125	05/01/09	787,500
Lakewood Ranch Stewardship District Special Assessment for Lake Club Project Series 2005 (NR/NR)
3,050,000	7.210	11/01/20	3,277,133
Lakewood Ranch Stewardship District Special Assessment for Lake Club Project Series 2006 B (NR/NR)
7,220,000	6.770	11/01/20	7,600,350
Lakewood Ranch Stewardship District Special Assessment RB for Country Club East Project Series 2013 A (NR/NR)
2,580,000	6.700	05/01/33	2,843,057
4,830,000	7.000	05/01/43	5,421,675
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood Centre & NW Sector Project Series 2011 (NR/NR)
19,745,000	8.000	05/01/40	25,044,163
Lee County IDA Health Care Facilities RB for Shell Point/ Alliance Obligation Group Series 2006 (BB+/NR)
17,960,000	5.125	11/15/36	18,107,452
Lee County IDA Health Care Facilities RB Refunding for Shell Point Project Series 2011 B (BB+/NR)
2,600,000	6.500	11/15/31	2,867,904
Lee County IDA Health Care Facilities RB Refunding for Shell Point/Alliance Community Project Series 2007 (BB+/NR)
9,750,000	5.000	11/15/29	9,892,642
Live Oak Community Development District No. 2 Special Assessment Series 2010 (NR/NR)
215,000	7.360	11/01/20	228,339
Longleaf Community Development District Special Assessment Refunding Series 2005 (NR/NR)
4,855,000	5.400	05/01/30	4,237,395
Longleaf Community Development District Special Assessment Refunding Series 2006 (NR/NR)(f)
2,635,000	5.375	05/01/30	1,791,800
Marsh Harbour Community Development District Special Assessment Series 2005 A (NR/NR)
2,630,000	5.450	05/01/36	2,668,740
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2005 (NR/NR)(f)
880,000	5.250	05/01/15	9
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2007 B (NR/NR)(f)
1,380,000	6.150	11/01/14	14
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2012 A-1 (NR/NR)
445,000	6.000	05/01/36	424,801
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2012 A-2 (NR/NR)
850,000	6.250	05/01/38	786,973

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2012 B (NR/NR)
$970,000	6.810%	05/01/20	$968,594
Meadow Pointe IV Community Development District RB for Capital Improvement Series A (NR/NR)(a)
645,000	0.000	05/01/35	561,460
Meadow Pointe IV Community Development District RB for Capital Improvement Series B (NR/NR)(a)
575,000	0.000	05/01/22	499,784
Meadow Pointe IV Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)(f)
1,075,000	5.250	05/01/15	11
Mediterra South Community Development District RB Refunding for Capital Improvement Series 2012 (BBB+/NR)
1,245,000	5.100	05/01/31	1,268,145
Miami Special Obligation RB Refunding for Port of Miami Tunnel Project Series 2012 (BBB+/A3)(d)
17,760,000	5.000	03/01/30	19,442,050
Miami-Dade County Subordinate Special Obligation Capital Appreciation RB Bonds Series 2009 (A+/A2)(c)
1,030,000	0.000	10/01/34	402,895
3,050,000	0.000	10/01/41	787,388
5,315,000	0.000	10/01/46	1,038,126
Miami-Dade County Subordinate Special Obligation RB Series 2009 (A+/A2)(c)
1,900,000	0.000	10/01/42	462,688
Midtown Miami Community Development District Special Assessment RB Refunding for Parking Garage Project Series 2014 A (NR/NR)
3,465,000	5.000	05/01/29	3,667,945
3,500,000	5.000	05/01/37	3,603,180
Naples Reserve Community Development District Special Assessment Bonds Series 2014 (NR/NR)
750,000	5.250	11/01/35	743,460
1,250,000	5.625	11/01/45	1,230,988
New River Community Development District Special Assessment RB for Capital Improvement Series 2010 A-1 (NR/NR)
2,045,000	5.750	05/01/38	2,046,513
New River Community Development District Special Assessment RB for Capital Improvement Series 2010 B-1 (NR/NR)
2,545,000	5.000	05/01/15	2,532,275
New River Community Development District Special Assessment Series 2006 B (NR/NR)(f)
3,260,000	5.000	05/01/13	33
Orlando Florida Community Redevelopment Agency Tax Increment RB Refunding for Conroy Road District Series 2012 (A-/NR)
1,680,000	5.000	04/01/24	1,870,613
1,765,000	5.000	04/01/25	1,945,542
1,005,000	5.000	04/01/26	1,100,153
Overoaks Community Development District RB for Capital Improvement Series 2010 A-1 (NR/NR)
1,035,000	6.125	05/01/35	1,048,403
Overoaks Community Development District RB for Capital Improvement Series 2010 A-2 (NR/NR)
1,415,000	6.125	05/01/35	1,419,160

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Overoaks Community Development District RB for Capital Improvement Series 2010 B (NR/NR)
$2,080,000	5.125%	05/01/17	$2,087,634
Overoaks Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)(f)
1,200,000	5.125	05/01/09	600,000
Overoaks Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)(f)
210,000	6.125	05/01/35	105,000
Paseo Community Development District Capital Improvement Revenue Bonds Capital Appreciation Series 2011 A-2 (NR/NR)(a)
23,375,000	0.000	05/01/36	9,819,604
Paseo Community Development District Capital Improvement Revenue Bonds Special Assessment Series 2011 A-1 (NR/NR)
2,095,000	5.400	05/01/36	2,150,853
Paseo Community Development District RB for Capital Improvement Series 2005 A (NR/NR)(f)
6,355,000	5.400	05/01/36	64
Paseo Community Development District RB for Capital Improvement Series 2005 B (NR/NR)(f)
3,670,000	4.875	05/01/10	37
Paseo Community Development District RB for Capital Improvement Series 2006 (NR/NR)(f)
2,600,000	5.000	02/01/11	26
Portofino Isles Community Development District Special Assessment RB Refunding Series 2013 (BBB-/NR)
2,805,000	4.750	05/01/33	2,852,348
Reunion East Community Development District Special Assessment Series 2002 A-1 (NR/NR)
8,410,000	7.200	05/01/22	8,434,305
Reunion East Community Development District Special Assessment Series 2002 A-2 (NR/NR)(f)
4,670,000	7.200	05/01/22	3,269,000
River Hall Community Development District Special Assessment for Capital Improvement Series 2011 A (NR/NR)
5,235,000	5.450	05/01/36	5,142,288
Sandy Creek Community Development District Special Assessment Refunding Series 2007 B (NR/NR)
1,670,000	5.500	05/01/15	1,669,549
Sarasota County Public Hospital District RB for Sarasota Memorial Hospital Project Series 2009 A (AA-/A1)
1,500,000	5.625	07/01/39	1,604,955
Seven Oaks Community Development District II Special Assessment Series 2004 B (NR/NR)
435,000	7.500	05/01/16	436,235
South Kendall Community Development District Special Assessment Series 2010 A (NR/NR)
1,890,000	6.200	11/01/40	2,088,185
South-Dade Venture Community Development District Special Assessment RB Refunding Series 2013 (NR/NR)
2,015,000	5.250	05/01/34	2,055,905
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2011 A-1 (NR/NR)
4,355,000	5.800	05/01/35	4,349,556

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2011 A-2 (NR/NR)
$3,265,000	5.800%	05/01/35	$2,847,341
Southern Hills Plantation II Community Development District Special Assessment for Capital Improvement Series 2004 (NR/NR)(f)
3,265,000	5.850	05/01/34	1,469,250
St. Petersburg Health Facilities Authority RB Refunding for All Children’s Hospital Series 2009 A (AA/A1)
5,835,000	6.500	11/15/39	6,943,125
Sterling Hill Community Development District RB for Capital Improvement Series 2003 B (NR/NR)(f)
455,000	5.500	11/01/10	286,650
Stonegate Community Development District Special Assessment Refunding Bonds Series 2013 (NR/NR)
2,160,000	5.000	05/01/34	2,196,698
Stoneybrook South Community Development District Special Assessment Bonds Refunding for Assessment Area Two-A Project Series 2014 (NR/NR)
1,500,000	5.125	11/01/34	1,505,415
3,500,000	5.500	11/01/44	3,560,970
Stoneybrook South Community Development District Special Assessment RB Refunding for Assessment Area One Project Series 2013 (NR/NR)
2,500,000	6.500	05/01/39	2,720,675
Sumter Landing Community Development District Recreational RB Series 2005 A (NATL-RE) (AA-/A3)
2,500,000	5.125	10/01/38	2,508,750
Sumter Landing Community Development District Recreational RB Subseries 2005 B (NR/NR)
7,500,000	5.700	10/01/38	7,501,125
Talis Park Community Development District Capital Improvement RB Series 2013 (NR/NR)
1,370,000	5.250	11/01/34	1,442,706
2,365,000	6.000	11/01/44	2,486,443
Toscana Isles Community Development District Special Assessment RB Series 2014 (NR/NR)(g)
500,000	5.750	11/01/27	499,975
2,000,000	6.250	11/01/44	1,999,880
Venetian Community Development District Capital Improvement RB Refunding Series 2012 A-1 (NR/NR)
500,000	5.500	05/01/34	510,215
750,000	6.125	05/01/42	778,223
Venetian Parc Community Development District Special Assessment Area One Project Series 2013 (NR/NR)
680,000	6.000	11/01/27	739,894
2,050,000	6.500	11/01/43	2,240,527
Venetian Parc Community Development District Special Assessment Area Two Project Series 2013 (NR/NR)
925,000	6.375	11/01/27	987,669
2,300,000	7.125	11/01/44	2,486,185
Village Community Development District No. 10 Special Assessment RB Series 2012 (NR/NR)
3,000,000	5.000	05/01/32	3,068,220
6,685,000	5.125	05/01/43	6,846,978

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Village Community Development District No. 10 Special Assessment RB Series 2014 (NR/NR)
$5,000,000	6.000%	05/01/44	$5,287,900
Village Community Development District No. 5 Special Assessment RB Refunding Phase I Series 2013 (A/NR)
1,230,000	4.000	05/01/33	1,237,970
Village Community Development District No. 5 Special Assessment RB Refunding Phase II Series 2013 (A/NR)
2,450,000	4.000	05/01/34	2,457,007
Village Community Development District No. 8 Special Assessment RB Series 2008 (NR/NR)
8,490,000	6.375	05/01/38	9,624,604
Village Community Development District No. 8 Special Assessment Refunding Phase II Series 2010 (NR/NR)
8,485,000	6.125	05/01/39	9,743,410
Village Community Development District No. 9 Special Assessment RB Series 2011 (NR/NR)
5,350,000	7.000	05/01/41	6,547,116
Village Community Development District No. 9 Special Assessment Refunding Series 2012 (NR/NR)
2,130,000	5.500	05/01/42	2,259,781
Villasol Community Development District RB Series 2003 A (NR/NR)(f)
2,320,000	6.600	05/01/34	2,321,183
Waters Edge Community Development District Capital Improvement RB Refunding Series 2012 A-1 (NR/NR)
14,000	5.350	05/01/39	13,663
Waters Edge Community Development District Capital Improvement RB Refunding Series 2012 A-2 (NR/NR)(a)
925,000	0.000	05/01/39	666,953
Waterset North Community Development District Special Assessment RB Series 2014 (NR/NR)
1,240,000	5.125	11/01/35	1,214,134
2,000,000	5.500	11/01/45	1,967,700
Wiregrass Community Development District Capital Improvement RB Series 2014 (NR/NR)
500,000	5.375	05/01/35	499,670
3,060,000	5.625	05/01/45	3,061,040

			514,402,512

Georgia – 2.5%
Atlanta Tax Allocation for Beltline Project RMKT 12/15/09 Series 2009 A (NR/A2)
7,885,000	7.500	01/01/31	9,349,245
Clayton County Development Authority Special Facilities RB for Delta Airlines, Inc. Series 2009 A (B+/B1)
11,700,000	8.750	06/01/29	14,590,251
Clayton County Development Authority Special Facilities RB for Delta Airlines, Inc. Series 2009 B (AMT) (B+/B1)
8,610,000	9.000	06/01/35	8,940,968
Fulton County Development Authority RB for Tuff Caub LLC Project Series 2007 A (NR/NR)
2,200,000	5.250	11/01/28	2,127,664

State-Specific Municipal Debt Obligations – (continued)
Georgia – (continued)
Marietta Development Authority University Facilities RB Refunding for Life University, Inc. Project Series 2008 (NR/Ba3)
$2,500,000	7.000%	06/15/39	$2,617,775
Milledgeville & Baldwin County Development Authority Student Housing RB Refunding for Georgia College & State University Foundation Series 2007 (AMBAC) (A+/WR)(e)
49,820,000	0.807	10/01/33	41,514,010

			79,139,913

Guam – 1.5%
Guam Government Department of Education COPS for John F. Kennedy High School Project Series 2010 A (B+/NR)
2,500,000	6.625	12/01/30	2,775,800
3,355,000	6.875	12/01/40	3,725,996
Guam Government Limited Obligation GO Bonds Section 30 Series 2009 A (BBB+/NR)
3,000,000	5.625	12/01/29	3,297,000
2,750,000	5.750	12/01/34	3,000,360
Guam International Airport Authority RB Refunding for Series 2013 C (AMT) (AGM) (AA/A2)
7,300,000	6.125	10/01/43	8,510,194
Guam International Airport Authority RB Refunding for Series 2013 C (AMT) (BBB/Baa2)
2,000,000	6.375	10/01/43	2,237,200
Guam Power Authority RB 2014 Series A (AGM) (AA/A2)
2,175,000	5.000	10/01/39	2,420,971
1,500,000	5.000	10/01/44	1,659,045
Guam Power Authority RB Series 2010 A (BBB/Baa3)
10,000,000	5.500	10/01/40	11,164,600
Guam Waterworks Authority RB for Water & Wastewater System Series 2010 (A-/Ba1)
9,785,000	5.625	07/01/40	10,815,067

			49,606,233

Idaho – 0.5%
Madison County Hospital Revenue COPS Series 2006 (BB+/NR)
1,500,000	5.250	09/01/30	1,508,310
15,285,000	5.250	09/01/37	15,297,992

			16,806,302

Illinois – 6.0%
Chicago Illinois Board of Education GO Bonds Refunding for School Reform Series 1999 A (NATL-RE FGIC) (AA-/A3)
5,000,000	5.500	12/01/26	5,735,200
Chicago Illinois Board of Education GO Bonds Refunding Series 2005 A (AMBAC) (A+/Baa1)
8,965,000	5.500	12/01/29	10,143,001
Chicago Illinois Board of Education GO Bonds Series 2011 A (A+/Baa1)
3,130,000	5.000	12/01/41	3,176,825
Du Page County Special Service Area No. 31 Special Tax for Monarch Landing Project Series 2006 (NR/NR)
81,000	5.400	03/01/16	82,997
1,450,000	5.625	03/01/36	1,456,800

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Illinois – (continued)
Illinois Finance Authority RB for Midwest Regional Medical Center Series 2006 A (NR/NR)
$34,300,000	6.750%	10/01/46	$34,121,640
Illinois Finance Authority RB Refunding for Christian Homes, Inc. Obligated Group Series 2007 A (BBB-/NR)
4,500,000	5.750	05/15/31	4,638,690
Illinois Finance Authority RB Refunding for Christian Homes, Inc. Obligated Group Series 2010 (BBB-/NR)
1,250,000	6.125	05/15/27	1,404,425
Illinois Finance Authority RB Refunding for Franciscan Communities, Inc. Series 2013 A (BBB-/NR)
4,500,000	5.250	05/15/47	4,615,740
Illinois Finance Authority RB Refunding for OSF Healthcare System Series 2010 A (A/A3)
17,875,000	6.000	05/15/39	19,941,886
Illinois Finance Authority Recovery Zone Facility RB for Navistar International Corp. Project Series 2010 (CCC-/B3)
14,000,000	6.500	10/15/40	14,939,260
Illinois Finance Authority Student Housing RB for MJH Educational Assistance IV Series 2004 B (NR/C)(f)
15,000	4.500	06/01/14	5,250
3,225,000	5.000	06/01/24	1,128,750
8,000,000	5.375	06/01/35	2,800,000
Illinois GO Bonds Series 2012 (A-/A3)
750,000	5.000	03/01/37	773,377
Illinois GO Bonds Series 2013 (A-/A3)
3,050,000	5.500	07/01/38	3,265,971
Illinois GO Bonds Series 2014 (AGM) (AA/A3)
24,800,000	5.000	02/01/39	26,004,288
Lincolnshire Special Service Area No. 1 Special Tax for Sedgebrook Project Series 2004 A (NR/NR)
2,313,000	6.250	03/01/34	2,363,516
Metropolitan Pier & Exposition Authority RB for McCormick Place Expansion Project Residual Series 2010 A-3219 (AAA/NR)(h)
20,000,000	11.674	12/15/40	22,143,200
Plano Special Service Area No. 5 Special Tax for Lakewood Springs Club Unit 6 Series 2006 (NR/NR)(f)
4,567,000	6.000	03/01/36	2,968,550
Quad Cities Regional Economic Development Authority RB for Augustana College Series 2012 (NR/Baa1)
840,000	4.750	10/01/29	886,276
1,010,000	4.750	10/01/32	1,034,977
Southwestern Illinois Development Authority Health Facility RB for Memorial Group, Inc. Series 2013 (BB+/NR)
5,000,000	7.125	11/01/43	5,484,350
5,000,000	7.625	11/01/48	5,602,900
Southwestern Illinois Development Authority RB Capital Appreciation for United States Steel Corporation Project Series 2012 (AMT) (BB-/B1)
12,090,000	5.750	08/01/42	12,248,379
Volo Village Special Service Area No. 6 Special Tax for Lancaster Falls Project Series 2006 (NR/NR)
3,988,000	5.750	03/01/36	4,101,937

			191,068,185

State-Specific Municipal Debt Obligations – (continued)
Indiana – 1.2%
Anderson Indiana Economic Development RB Refunding & Improvement for Anderson University Project Series 2007 (BB+/NR)
$1,355,000	5.000%	10/01/24	$1,370,176
1,500,000	5.000	10/01/32	1,458,375
Delaware County Hospital Authority RB for Cardinal Health System Obligated Group Series 2006 (NR/A3)
3,250,000	5.250	08/01/36	3,390,790
Indiana Finance Authority Hospital RB for Indiana University Health Obligated Group Series 2011 N (AA-/Aa3)
2,000,000	5.125	03/01/38	2,175,560
Indiana Finance Authority Midwestern Disaster Relief RB for Ohio Valley Electric Co. Project Series 2012 A (BBB-/Baa3)
5,000,000	5.000	06/01/39	5,209,550
Indiana Finance Authority RB for Private Activity for Ohio River Bridges East End Crossing Project Series 2013 A (AMT) (BBB/NR)
6,250,000	5.000	07/01/48	6,523,938
Indiana Health Facility Financing Authority RB for Ascension Health Subordinate Credit Group Residual I Series 2010-3224 (AA/NR)(d)(h)
1,195,000	30.046	11/01/27	1,783,824
Indianapolis Airport Authority Special Facilities RB for United Air Lines, Inc. Project Series 1995 A (AMT) (NR/WR)(f)
7,520,823	6.500	11/15/31	75,208
Rockport Indiana RB Refunding for AK Steel Corp. Project Series 2012 A (AMT) (B-/Caa1)
15,000,000	7.000	06/01/28	15,289,950
Vigo County Hospital Authority RB for Vigo Union Hospital, Inc. Series 2007 (NR/NR)(d)
2,000,000	5.500	09/01/27	2,077,700

			39,355,071

Iowa – 0.1%
Coralville Iowa COPS Series 2006 D (NR/Ba1)
2,550,000	5.250	06/01/26	2,543,217
Pottawattamie County RB Refunding for Christian Homes, Inc. Series 2007 E (BBB-/NR)
1,355,000	5.750	05/15/31	1,396,761

			3,939,978

Kentucky – 1.0%
Kentucky Economic Development Finance Authority Hospital RB for Owensboro Medical Health System, Inc. Series 2010 A (BBB+/Baa2)
8,000,000	6.375	06/01/40	9,202,480
9,000,000	6.500	03/01/45	10,335,330
Louisville & Jefferson County Metro Government Health System RB for Norton Healthcare, Inc. Series 2006 (A-/NR)
6,815,000	5.000	10/01/30	7,099,799
Louisville & Jefferson County Metro Government Health System RB for Norton Healthcare, Inc. Series 2013 A (A-/NR)
5,000,000	5.750	10/01/42	5,663,600

			32,301,209

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Louisiana – 1.5%
Louisiana Local Government Environmental Facilities and Community Development Authority RB for Westlake Chemical Corp. Projects Series 2010 A-2 (BBB/Baa3)
$5,000,000	6.500%	11/01/35	$5,841,500
Louisiana Local Government Environmental Facilities and Community Development Authority RB for Women’s Hospital Foundation Project Series 2010 A (A-/A3)
20,015,000	6.000	10/01/44	22,991,030
Louisiana Public Facilities Authority RB for Cleco Power LLC Project Series 2008 B (BBB+/A3)
10,240,000	4.250	12/01/38	10,423,296
New Orleans Aviation Board Gulf Opportunity Zone RB for Consolidated Rental Car Project Series 2009 A (A-/Baa2)
7,470,000	6.500	01/01/40	8,587,811

			47,843,637

Maryland – 1.6%
Baltimore Maryland Convention Center Hotel RB Subseries 2006 B (BB-/Ba2)
400,000	5.000	09/01/16	418,692
Baltimore Maryland Special Obligation Tax Allocation for Clipper Mill Project Series 2004 (NR/NR)
4,364,000	6.250	09/01/33	4,413,313
Baltimore Maryland Special Obligation Tax Allocation for Harborview Lot No. 2 Series 2003 (NR/NR)
2,409,000	6.500	07/01/31	2,414,589
Baltimore Maryland Special Obligation Tax Allocation for Strathdale Manor Project Series 2003 (NR/NR)
3,542,000	7.000	07/01/33	3,553,724
Frederick County Maryland Educational Facilities RB for Mount St. Mary’s University Series 2007 (BB+/Ba2)
2,590,000	5.000	09/01/30	2,512,455
Frederick County Maryland Special Tax Limited Obligations Bonds for Jefferson Technology Park Series 2013 A (NR/NR)
3,000,000	7.250	07/01/43	3,234,960
Frederick County Maryland Tax Incremental & Special Tax Limited Obligations Bonds for Jefferson Technology Park Series 2013 B (NR/NR)
8,860,000	7.125	07/01/43	9,738,115
Maryland State Economic Development Corp. Port Facilities RB Refunding for CNX Marine Terminals, Inc. Port of Baltimore Facility Series 2010 (BB/NR)
5,000,000	5.750	09/01/25	5,489,500
Maryland State Health & Higher Educational Facilities Authority RB for Doctors Community Hospital Series 2010 (BB+/Baa3)
9,500,000	5.750	07/01/38	9,889,595
Maryland State Health & Higher Educational Facilities Authority RB for Mercy Medical Center Series 2007 A (BBB/Baa2)
7,530,000	5.500	07/01/42	7,985,264
Maryland State Health & Higher Educational Facilities Authority RB for Mercy Medical Center Series 2012 (BBB/Baa2)
2,100,000	5.000	07/01/31	2,228,499

			51,878,706

State-Specific Municipal Debt Obligations – (continued)
Massachusetts – 0.8%
Massachusetts Development Finance Agency RB Series 2013 A (NR/NR)
$2,250,000	6.500%	11/15/43	$2,441,362
Massachusetts State Health & Educational Facilities Authority RB for Simmons College Series 2009 I (BBB+/Baa1)
2,950,000	8.000	10/01/29	3,167,651
5,110,000	8.000	10/01/39	5,487,578
Massachusetts State Health & Educational Facilities Authority RB for Suffolk University Series 2009 A (BBB/Baa2)
12,500,000	5.750	07/01/39	13,747,625

			24,844,216

Michigan – 3.8%
Allen Park City Brownfield Redevelopment Authority Series 2007 (AMBAC) (B-/WR)
7,095,000	5.000	05/01/32	6,837,451
Detroit Michigan School District GO Bonds for School Building and Site Improvement Series 2002 A (FGIC-Q-SBLF) (AA-/Aa2)
3,500,000	6.000	05/01/20	4,218,970
3,000,000	6.000	05/01/21	3,645,330
Detroit Michigan Sewage Disposal System RB Refunding Series 2006 D (AGM) (AA/A2)(e)
4,500,000	0.757	07/01/32	3,839,850
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Sewage Disposal System RB Refunding Local Project Bonds Senior Lien Series 2014 C-3 (AGM) (AA/A2)
2,175,000	5.000	07/01/32	2,396,959
1,750,000	5.000	07/01/33	1,921,080
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Water Supply System RB Refunding Local Project Bonds Senior Lien Series 2014 D-1 (AGM) (AA/A2)
2,600,000	5.000	07/01/35	2,825,472

Michigan Finance Authority Local Government Loan Program
RB for Detroit Water and Sewerage Department Water Supply
System RB Refunding Local Project Bonds Senior Lien
Series 2014 D-1 (NATL-RE FGIC) (AA-/A3)

4,350,000	5.000	07/01/36	4,625,659
Michigan Finance Authority RB for Rol Railroad II Series 2012 R-14017 (AAA/NR)(d)(h)
13,885,000	14.080	01/01/18	21,204,617
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 B (CCC+/NR)(c)
196,775,000	0.000	06/01/52	3,055,916
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 C (CCC/NR)(c)
70,100,000	0.000	06/01/52	763,389
Monroe County Hospital Finance Authority RB Refunding for Mercy Memorial Hospital Corp. Obligation Series 2006 (BBB/Baa2)
4,000,000	5.375	06/01/26	4,161,920
9,835,000	5.500	06/01/35	10,136,344

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Michigan – (continued)
Royal Oak Hospital Finance Authority RB for William Beaumont Hospital Series 2009 (A/Aaa)(b)
$40,000,000	8.250%	09/01/18	$51,326,800

			120,959,757

Minnesota – 0.2%
Duluth Economic Development Authority Health Care Facilities RB for St. Luke’s Hospital Series 2012 (NR/NR)
2,500,000	5.750	06/15/32	2,686,125
3,750,000	6.000	06/15/39	4,026,525

			6,712,650

Mississippi – 0.1%
Mississippi Hospital Equipment & Facilities Authority RB Refunding & Improvement for South Central Hospital Series 2006 (BBB/NR)
1,825,000	5.250	12/01/26	1,869,786

Missouri – 0.1%
Branson Regional Airport Transportation Development District RB for Branson Regional Airport Series 2007 A (NR/NR)(f)
1,535,000	6.000	07/01/37	191,875
Branson Regional Airport Transportation Development District RB for Branson Regional Airport Series 2007 B (AMT) (NR/NR)(f)
7,750,000	6.000	07/01/25	968,750
Missouri State Development Finance Board Infrastructure Facilities RB for Branson Landing Project Series 2005 A (A/A3)
1,000,000	5.000	06/01/35	1,019,770
Stone Canyon Community Improvement District RB for Public Infrastructure Improvement Project Series 2007 (NR/NR)(f)
1,250,000	5.750	04/01/27	600,000
Strother Interchange Transportation Development District-Lees Summit RB Series 2006 (NR/NR)
675,000	5.000	05/01/24	670,916

			3,451,311

Nevada – 0.6%
City of Las Vegas Special Improvement District No. 607 for Local Improvement Refunding Series 2013 (NR/NR)
485,000	2.000	06/01/15	486,649
485,000	3.000	06/01/16	492,556
755,000	3.000	06/01/17	766,989
750,000	4.000	06/01/18	779,235
825,000	4.000	06/01/19	849,371
700,000	4.000	06/01/20	719,257
900,000	4.000	06/01/21	910,467
485,000	5.000	06/01/22	520,012
435,000	5.000	06/01/23	466,555
200,000	4.250	06/01/24	202,938
310,000	5.000	06/01/24	332,974
Henderson Local Improvement District No. T-16 Special Assessment Limited Obligation Series 2005 (NR/NR)
1,720,000	4.800	03/01/15	1,716,801
1,970,000	4.900	03/01/17	1,949,276

State-Specific Municipal Debt Obligations – (continued)
Nevada – (continued)
$2,435,000	5.000%	03/01/20	$2,375,221
2,455,000	5.100	03/01/21	2,385,646
1,270,000	5.100	03/01/22	1,222,172
3,460,000	5.125	03/01/25	3,207,662
Henderson Local Improvement District No. T-17 Special Assessment Limited Obligation Series 2005 (NR/NR)
1,305,000	5.000	09/01/25	1,341,553
North Las Vegas Local Improvement District No. 60 Special Assessment Refunding for Special Improvement Subseries 2006 B (NR/NR)
55,000	5.100	12/01/22	56,229

			20,781,563

New Hampshire – 0.2%
New Hampshire Health & Education Facilities Authority RB for The Memorial Hospital Series 2006 (BBB/Baa3)
1,050,000	5.250	06/01/26	1,069,813
4,185,000	5.250	06/01/36	4,213,793

			5,283,606

New Jersey – 2.7%
New Jersey Economic Development Authority Cigarette Tax RB Refunding Series 2012 (BBB+/Baa1)
2,500,000	5.000	06/15/26	2,792,200
1,000,000	5.000	06/15/28	1,105,400
New Jersey Economic Development Authority Energy Facilities RB for UMM Energy Partners, LLC Project Series 2012 A (AMT) (NR/Baa3)
1,000,000	4.750	06/15/32	1,012,810
1,000,000	5.000	06/15/37	1,024,970
1,000,000	5.125	06/15/43	1,029,730
New Jersey Economic Development Authority Private Activity RB for Goethals Bridge Replacement Project Series 2013 (AMT) (BBB-/NR)
1,000,000	5.375	01/01/43	1,094,000
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 BB (A-/A2)
1,640,000	5.000	09/01/34	1,775,448
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1998 (AMT) (B/B2)
7,500,000	5.500	04/01/28	7,503,675
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1999 (AMT) (B/B2)
8,500,000	5.250	09/15/29	8,978,465
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 2000 A (AMT) (B/B2)
5,000,000	5.625	11/15/30	5,428,650
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 2000 B (AMT) (B/B2)
5,000,000	5.625	11/15/30	5,420,350

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
New Jersey – (continued)
New Jersey Health Care Facilities Financing Authority RB for St. Joseph’s Healthcare System Series 2008 (BBB-/Ba1)
$32,380,000	6.625%	07/01/38	$35,259,230
New Jersey Health Care Facilities Financing Authority RB for Trinitas Hospital Obligated Group Series 2007 A (BBB-/Baa3)
8,980,000	5.250	07/01/30	9,306,243
Newark New Jersey Housing Authority RB for South Ward Police Facility Series 2009 A ((ASSURED GTY) (GO OF CITY)) (NR/A3)
2,000,000	6.750	12/01/38	2,364,420
Tobacco Settlement Financing Corp. RB Senior Asset-Backed Bonds for Capital Appreciation Series 2007 1-A (B-/B2)
3,000,000	4.750	06/01/34	2,217,750

			86,313,341

New Mexico – 0.8%
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan and Four Corners Projects RMKT 04/01/06 Series 2003 B (BBB/Baa2)
6,925,000	4.875	04/01/33	7,077,419
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 D (BBB/Baa2)
14,000,000	5.900	06/01/40	15,514,100
New Mexico State Hospital Equipment Loan Council First Mortgage RB Refunding for Haverland Charter Lifestyle Group Series 2013 (BBB-/NR)
2,000,000	5.000	07/01/42	1,987,960

			24,579,479

New York – 0.7%
Chautauqua County Industrial Development Agency Exempt Facility RB for Dunkirk NRG Power Project Series 2009 (BB+/Baa3)
1,500,000	5.875	04/01/42	1,674,030
Nassau County Tobacco Settlement Corp. RB Refunding for Asset-Backed Bonds Series 2006 A-3 (B-/NR)
1,890,000	5.125	06/01/46	1,476,298
New York City Industrial Development Agency PILOT RB for Queens Baseball Stadium Project Series 2009 (ASSURED GTY) (AA/A3)
1,000,000	6.125	01/01/29	1,146,380
3,000,000	6.375	01/01/39	3,474,420
5,000,000	6.500	01/01/46	5,804,800
Newburgh New York GO Serial Bonds Series 2012 A (NR/Baa3)
1,565,000	5.750	06/15/35	1,667,930
Onondaga Civic Development Corp. RB for St. Joseph’s Hospital Health Center Project Series 2014 A (BB/Ba2)
1,750,000	5.125	07/01/31	1,808,222
Troy City Capital Resource Corp. RB for Rensselaer Polytechnic Institute Project Series 2010 A (A-/A3)
5,000,000	5.125	09/01/40	5,447,000

			22,499,080

State-Specific Municipal Debt Obligations – (continued)
North Carolina – 0.3%
Columbus County Industrial Facilities and Pollution Control Financing Authority Recovery Zone Facility RB Series 2010 A (BBB/Baa2)
$1,000,000	5.700%	05/01/34	$1,138,800
North Carolina Medical Care Commission Health Care Facilities RB Refunding First Mortgage for Lutheran Services for the Aging Series 2012 A (NR/NR)
3,800,000	4.750	03/01/32	3,844,840
1,000,000	5.000	03/01/37	1,014,170
1,000,000	5.000	03/01/42	1,012,310
North Carolina Medical Care Commission Retirement Facilities RB Refunding First Mortgage for United Methodist Church Project Series 2005 A (NR/NR)
500,000	5.250	09/01/21	506,595
North Carolina Medical Care Commission Retirement Facilities RB Refunding First Mortgage for United Methodist Church Project Series 2005 C (NR/NR)
1,500,000	5.250	10/01/24	1,518,390

			9,035,105

Ohio – 6.2%
Bowling Green City Student Housing RB for CFP I LLC – Bowling Green State University Project Series 2010 (BBB-/NR)
7,000,000	6.000	06/01/45	7,447,230
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/B3)
10,500,000	5.125	06/01/24	8,780,940
42,985,000	5.875	06/01/30	34,838,483
44,050,000	6.500	06/01/47	36,947,818
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-3 (B-/B3)
16,600,000	6.250	06/01/37	13,790,118
Cleveland Airport Special RB for Continental Airlines, Inc. Project Series 1998 (AMT) (B/B2)
32,320,000	5.375	09/15/27	32,326,141
Cleveland Airport System RB Refunding Series 2012 A (AGM) (AA/A2)
6,900,000	5.000	01/01/30	7,570,749
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2006 A (BBB/NR)
10,540,000	5.000	01/01/27	11,003,128
15,000,000	5.000	01/01/37	15,340,650
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2012 (BBB/NR)
2,000,000	5.000	01/01/42	2,059,780
1,610,000	5.000	01/01/46	1,650,330
Lorain County Port Authority Recovery Zone Facility RB for United States Steel Corp. Project Series 2010 (BB-/B1)
8,730,000	6.750	12/01/40	9,632,857
Muskingum County Hospital Facilities RB Refunding for Genesis Healthcare System Project Series 2013 (BB+/Ba2)
8,000,000	5.000	02/15/48	7,922,560

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Ohio – (continued)
Ohio State Air Quality Development Authority RB Refunding for AK Steel Holding Corp. Project Series 2012 A (AMT) (B-/Caa1)
$2,020,000	6.750%	06/01/24	$2,047,613
Ohio State Solid Waste Disposal RB for USG Corp. Project Series 1998 (AMT) (B-/Caa1)
7,250,000	5.650	03/01/33	7,251,885

			198,610,282

Oklahoma – 1.4%
Oklahoma Development Finance Authority RB for Great Plains Regional Medical Center Project Series 2007 (BB/NR)
4,725,000	5.000	12/01/27	4,531,039
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2000 B (AMT) (NR/NR)
10,000,000	5.500	06/01/35	10,440,200
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2001 A (AMT) (NR/NR)
2,680,000	5.500	12/01/35	2,815,367
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2001 B (AMT) (NR/NR)
24,300,000	5.500	12/01/35	25,527,393
Weatherford Hospital Authority RB Series 2006 (NR/NR)
2,200,000	6.000	05/01/25	2,248,334
865,000	6.000	05/01/31	874,584

			46,436,917

Oregon – 0.1%
Forest Grove Oregon Student Housing RB for Oak Tree Foundation Project Series 2007 (NR/NR)
4,750,000	5.500	03/01/37	4,780,590

Pennsylvania – 3.4%
Allegheny County Higher Education Building Authority RB for Chatham University Series 2012 A (BBB/NR)
1,500,000	5.000	09/01/30	1,616,640
1,000,000	5.000	09/01/35	1,047,170
Allentown Neighborhood Improvement Zone Development Authority Tax RB Series 2012 A (NR/Baa2)
12,000,000	5.000	05/01/42	12,389,040
Chester County IDA Student Housing RB for University Student Housing, LLC Project West Chester University Series 2013 A (NR/Baa3)
500,000	5.000	08/01/35	526,205
1,000,000	5.000	08/01/45	1,039,730
City of Philadelphia GO Bonds Series 2011 (A+/A2)
4,000,000	6.000	08/01/36	4,595,560
Clairton Municipal Authority Sewer RB Series 2012 B (BBB/NR)
1,000,000	5.000	12/01/42	1,066,840
Geisinger Authority Health System RB for Geisinger Health System Series 2007 (AA/Aa2)(e)
49,750,000	0.931	05/01/37	42,786,990
Lancaster County Hospital Authority Health Facilities RB for St. Anne’s Retirement Community, Inc. Project Series 2012 (BB+/NR)
1,400,000	5.000	04/01/27	1,428,042
1,500,000	5.000	04/01/33	1,507,440

State-Specific Municipal Debt Obligations – (continued)
Pennsylvania – (continued)
Pennsylvania Economic Development Financing Authority Sewage Sludge Disposal RB for Philadelphia Biosolids Facility Project Series 2009 (BBB/Baa3)
$7,400,000	6.250%	01/01/32	$8,085,018
Pennsylvania Economic Development Financing Authority Special Facilities RB for US Airways Group, Inc. Project Series 2010 B (B-/NR)
2,460,000	8.000	05/01/29	2,909,688
Pennsylvania State Higher Educational Facilities Authority RB for Foundation for Indiana University of Pennsylvania Series 2007 A (XLCA) (BBB+/WR)(e)
13,095,000	0.757	07/01/27	11,995,937
10,750,000	0.807	07/01/39	8,847,035
Pennsylvania State Higher Educational Facilities Authority RB for La Salle University Series 2012 (BBB/NR)
4,000,000	5.000	05/01/42	4,222,760
Philadelphia Authority Industrial Development RB for Please Touch Museum Project Series 2006 (D/NR)(f)
3,000,000	5.250	09/01/26	645,000
3,000,000	5.250	09/01/31	645,000
Philadelphia Hospitals & Higher Education Facilities Authority RB Refunding for Temple University Health System Obligated Group Series 2012 B (BB+/Ba2)
5,000,000	6.250	07/01/23	5,428,900

			110,782,995

Puerto Rico – 7.8%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (ASSURED GTY) (AA/A3)
6,235,000	5.125	07/01/47	6,151,638
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (BB-/Caa1)
56,440,000	6.000	07/01/38	42,498,756
38,845,000	6.000	07/01/44	28,648,576
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (Radian IBCC) (NR/Ba1)
1,710,000	6.000	07/01/44	1,344,334
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (BB-/Caa1)
115,000	4.500	07/01/27	79,741
370,000	5.000	07/01/30	270,229
5,115,000	5.125	07/01/37	3,631,906
51,335,000	5.250	07/01/42	36,443,743
3,470,000	6.000	07/01/47	2,559,160
Puerto Rico Commonwealth GO Bonds Series 2014 A (BB/B2)
19,135,000	8.000	07/01/35	16,839,183
Puerto Rico Commonwealth Public Improvement GO Bonds Series 2007 A (BB/B2)
4,000,000	5.250	07/01/32	3,031,520
4,000,000	5.250	07/01/37	3,010,120
Puerto Rico Convention Center District Authority Hotel Occupancy Tax RB Series A (BB/Caa1)
12,880,000	4.500	07/01/36	10,115,694
Puerto Rico Electric Power Authority Power RB Series 2013 A (CCC/Caa3)
5,440,000	7.000	07/01/40	3,235,821

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (AA/A2)(e)
$30,590,000	0.677%	07/01/29	$22,951,983
Puerto Rico Electric Power Authority RB Refunding Series 2010 ZZ (CCC/Caa3)
9,700,000	5.250	07/01/26	5,775,477
Puerto Rico Electric Power Authority RB Series 2008 WW (CCC/Caa3)
2,000,000	5.500	07/01/20	1,197,660
Puerto Rico Electric Power Authority RB Series 2010 XX (CCC/Caa3)
7,590,000	5.250	07/01/40	4,502,464
Puerto Rico Electric Power Authority RB Series 2012 A (CCC/Caa3)
20,985,000	5.000	07/01/42	12,433,822
Puerto Rico Electric Power Authority RB Series 2013 A (CCC/Caa3)
5,000,000	7.000	07/01/33	2,975,050
4,560,000	6.750	07/01/36	2,712,607
Puerto Rico Electric Power Authority RB Series WW (CCC/Caa3)
3,000,000	5.000	07/01/28	1,785,450
690,000	5.250	07/01/33	410,391
Puerto Rico Infrastructure Financing Authority Special Tax RB Series 2005 A (AMBAC) (BB/B3)(c)
4,750,000	0.000	07/01/34	1,196,478
3,750,000	0.000	07/01/35	864,525
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2009 P (COMWLTH GTD) (BB/B2)
1,000,000	6.125	07/01/23	810,030
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2009 A (BBB-/B1)
6,800,000	6.000	08/01/42	5,455,164
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 C (BBB-/B1)(c)
25,000,000	0.000	08/01/39	3,165,000
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation First Subseries 2009 A (BBB-/B1)(a)
20,910,000	0.000	08/01/32	16,452,824
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Series 2010 A (BBB-/B1)(c)
10,000,000	0.000	08/01/33	2,074,800
10,000,000	0.000	08/01/33	5,849,100
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Refunding Series 2011 A-1 (BBB-/B1)
500,000	5.250	08/01/43	366,070
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Refunding Series 2011 C (BBB/Ba3)
500,000	5.000	08/01/40	415,910

			249,255,226

Rhode Island – 0.1%
Rhode Island Health and Educational Building Corp. RB Refunding for Care New England Series 2013 A (BBB-/NR)
2,500,000	6.000	09/01/33	2,681,600

State-Specific Municipal Debt Obligations – (continued)
Rhode Island – (continued)
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2007 B (CCC/NR)(c)
$85,300,000	0.000%	06/01/52	$1,595,110

			4,276,710

South Carolina – 0.3%
Lancaster County Assessment RB for Edgewater Improvement District Series 2003 A (NR/NR)
3,810,000	6.875	11/01/35	3,691,852
South Carolina Jobs – Economic Development Authority Hospital RB Refunding for Palmetto Health Series 2011 A (AGM) (AA/A2)
4,000,000	6.500	08/01/39	4,651,720

			8,343,572

South Dakota – 0.2%
South Dakota State Health & Educational Facilities Authority RB for Sanford Health Series 2007 (A+/A1)
5,000,000	5.000	11/01/40	5,144,600

Tennessee – 0.9%
Blount County Health & Educational Facilities Board RB Refunding for Asbury, Inc. Series 2007 A (NR/NR)
1,445,000	5.125	04/01/23	1,475,316
Chattanooga Health Educational & Housing Facility Board RB Refunding for CDFI Phase I LLC Project Series 2005 A (BBB/NR)
240,000	5.000	10/01/15	246,072
7,500,000	5.125	10/01/35	7,523,400
Johnson City Health & Educational Board Retirement Facilities RB for Mountain States Health Alliance Series 2012 A (BBB+/Baa1)
1,500,000	5.000	08/15/42	1,599,270
Johnson City Health & Educational Facilities Board RB for Mountain States Health Alliance Series 2010 A (BBB+/Baa1)
5,500,000	6.500	07/01/38	6,354,645
Knox County Tennessee Health, Educational & Housing Facilities Board RB for University Health System, Inc. Series 2007 (BBB+/NR)
2,000,000	5.250	04/01/36	2,077,560
Memphis Health Educational & Housing Facility Board RB for Memphis Multi-Family Housing Apartment Projects Series 2007 A (NR/NR)(e)(f)
8,680,000	5.750	04/01/25	3,558,800
Shelby County Health Educational & Housing Facilities Board RB for Trezevant Manor Project Series 2006 A (NR/NR)
2,000,000	5.625	09/01/26	2,029,320
Shelby County Health Educational & Housing Facilities Board RB Refunding for The Village at Germantown Residential Care Facility Mortgage Series 2012 (NR/NR)
1,500,000	5.250	12/01/42	1,526,790
2,000,000	5.375	12/01/47	2,045,580

			28,436,753

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Texas – 6.3%
Austin Texas Convention Center Enterprises, Inc. RB Third Tier Series 2001 C-1 (NR/NR)
$60,000	9.750%	01/01/26	$60,970
Austin Texas Convention Center Enterprises, Inc. RB Third Tier Series 2001 C-2 (NR/NR)
8,295,000	9.750	01/01/26	8,428,301
Bexar County Texas Health Facilities Development Corp. RB for Army Retirement Residence Foundation Project Series 2010 (BBB/NR)
3,250,000	6.200	07/01/45	3,562,812
Brazos River Authority PCRB for TXU Energy Co. LLC Project Series 2006 (AMT) (C/WR)(f)
4,740,000	5.000	03/01/41	426,600
Brazos River Authority PCRB Refunding for TXU Energy Co. LLC Project Series 2003 C (AMT) (CC/WR)(f)
9,275,000	6.750	10/01/38	834,750
Dallas County Flood Control District No.1 GO Bonds Refunding Series 2002 (NR/NR)(d)
6,000,000	7.250	04/01/32	6,012,120
Fort Bend County Industrial Development Corp. RB for NRG Energy, Inc. Project Series 2012 A (NR/Baa3)
1,145,000	4.750	05/01/38	1,204,551
Fort Bend County Industrial Development Corp. RB for NRG Energy, Inc. Project Series 2012 B (NR/Baa3)
5,250,000	4.750	11/01/42	5,571,457
Grand Parkway Transportation Corp. System Toll RB First Tier Series 2013 A (BBB/NR)
11,815,000	5.500	04/01/53	12,937,189
Harris County Cultural Education Facilities Finance Corp. RB First Mortgage for Brazos Presbyterian Homes, Inc. Project Series 2013 B (BB+/NR)
3,030,000	7.000	01/01/48	3,483,621
Houston Airport System Special Facilities RB for Continental Airlines, Inc. Series 1998 B (AMT) (B/B2)
1,000,000	5.700	07/15/29	1,000,790
Houston Airport System Special Facilities RB for Continental Airlines, Inc. Terminal Improvement Projects Series 2011 A (AMT) (B/B2)
9,000,000	6.625	07/15/38	10,089,810
Houston Airport System Special Facilities RB Refunding for United Airlines, Inc. Terminal E Project Series 2014 A (AMT) (B/B2)
7,250,000	5.000	07/01/29	7,463,730
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project RMKT 07/01/09 Series 2001 A (BBB/Baa1)
5,200,000	6.300	11/01/29	5,968,664
Mesquite Texas Health Facilities Development Corp. RB for Christian Care Retirement Facilities Series 2005 (BBB-/NR)
5,165,000	5.625	02/15/35	5,229,924
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for CHF Collegiate Housing College Station I, LLC Project Series 2014 A (AGM) (AA/A2)
1,250,000	5.000	04/01/46	1,345,888

State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for CHF Collegiate Housing College Station I, LLC Project Series 2014 A (BBB-/Baa3)
$2,500,000	5.000%	04/01/46	$2,671,425
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for CHF Collegiate Housing Galveston I, LLC Project Series 2014 A (NR/Baa3)
11,885,000	4.750	04/01/46	11,921,012
North Texas Tollway Authority RB First Tier Series 2009 A (A-/A2)
25,585,000	6.250	01/01/39	29,625,895
North Texas Tollway Authority RB Refunding Toll Second Tier Series 2008 F (BBB+/A3)
53,205,000	5.750	01/01/38	58,962,845
Sabine River Authority Texas PCRB Refunding for TXU Electric Co. Project RMKT 11/29/05 Series 2001 C (C/WR)(f)
5,950,000	5.200	05/01/28	535,500
Tarrant County Cultural Education Facilities Finance Corp. RB for Air Force Village Obligated Group Series 2007 (BBB-/NR)
4,180,000	5.125	05/15/37	4,194,463
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2006 B (A-/Baa2)(e)
7,825,000	0.845	12/15/26	6,980,761
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2009 (BBB-/Baa2)
7,500,000	6.875	12/31/39	8,836,350
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2013 (AMT) (BBB-/Baa3)
5,000,000	6.750	06/30/43	5,997,050
Tomball Hospital Authority RB Refunding Series 2005 (ETM) (NR/Aaa)(b)
250,000	5.000	07/01/15	258,865

			203,605,343

U.S. Virgin Islands – 0.1%
Virgin Islands Public Finance Authority RB Senior Lien Matching Fund Loan Notes Refunding for Cruzan Project Series 2009 A (NR/Baa3)
2,000,000	6.000	10/01/39	2,220,520

Utah – 0.8%
Carbon County Solid Waste Disposal RB Refunding for Sunnyside Cogeneration Series 1999 A (AMT) (NR/NR)
22,632,000	7.100	08/15/23	25,499,474

Vermont – 0.1%
Vermont Educational & Health Buildings Financing Agency RB for St. Michael’s College Project Series 2012 (A-/Baa1)
2,250,000	5.000	10/01/42	2,380,545

Virginia – 0.8%
Albemarle County IDA RB Refunding Westminster-Canterbury Series 2007 (NR/NR)
1,000,000	5.000	01/01/31	1,010,920

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Virginia – (continued)
Mosaic District Community Development Authority RB Series 2011 A (NR/NR)
$3,580,000	6.250%	03/01/21	$4,050,842
2,000,000	6.625	03/01/26	2,250,900
7,000,000	6.875	03/01/36	7,945,770
Norfolk Redevelopment & Housing Authority First Mortgage for Retirement Community Series 2004 A (NR/NR)
500,000	6.000	01/01/25	500,225
1,100,000	6.125	01/01/35	1,103,531
Suffolk IDA Retirement Facilities RB Refunding First Mortgage for Lake Prince Center Series 2006 (NR/NR)
725,000	5.150	09/01/24	740,703
1,000,000	5.300	09/01/31	1,010,800
Tobacco Settlement Financing Corp. Senior Asset-Backed Bonds Series 2007 B-1 (B-/B3)
1,355,000	5.000	06/01/47	902,701
Virginia Beach Development Authority Residential Care Facilities Mortgage RB Refunding for Westminster-Canterbury Series 2005 (NR/NR)
500,000	5.000	11/01/22	507,055
Washington County IDA RB for Mountain States Health Alliance Series 2009 C (BBB+/Baa1)
4,000,000	7.750	07/01/38	4,697,560

			24,721,007

Washington – 0.7%
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 A (NR/NR)(d)(h)
3,955,000	16.514	01/01/23	6,264,364
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 B (NR/NR)(d)(h)
4,150,000	16.522	01/01/24	6,462,505
Skagit County Public Hospital District No. 1 RB for Skagit Valley Hospital Series 2010 (NR/Baa2)
4,000,000	5.750	12/01/35	4,331,000
Washington Health Care Facilities Authority RB for Kadlec Regional Medical Center Series 2012 (NR/Baa3)
3,000,000	5.000	12/01/42	3,508,140
Washington Health Care Facilities Authority RB for MultiCare Health System Series 2008 A (ASSURED GTY) (AA/Aa3)
750,000	6.000	08/15/39	879,690
Washington Health Care Facilities Authority RB for MultiCare Health System Series 2008 B (ASSURED GTY) (AA/Aa3)
1,750,000	6.000	08/15/39	2,052,610

			23,498,309

West Virginia – 0.1%
West Virginia Economic Development Authority Solid Waste Disposal Facilities RB Refunding for Appalachian Power Co. – Amos Project Series 2010 A (BBB/Baa1)
4,000,000	5.375	12/01/38	4,377,440

Wisconsin – 1.8%
Public Finance Authority Senior Airport Facilities RB Refunding for Transportation Improvements Obligated Group Series 2012 B (AMT) (BBB-/NR)
11,830,000	5.000	07/01/42	12,235,887

State-Specific Municipal Debt Obligations – (continued)
Wisconsin – (continued)
Wisconsin State Health & Educational Facilities Authority RB for Fort Healthcare, Inc. Project Series 2004 (BBB/NR)
$1,500,000	6.100%	05/01/34	$1,502,055
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 B (BBB/NR)
3,180,000	5.000	05/15/36	3,210,306
Wisconsin State Health & Educational Facilities Authority RB for Vernon Memorial Healthcare, Inc. Project Series 2005 (BBB/NR)
4,235,000	5.250	03/01/35	4,267,017
Wisconsin State Health & Educational Facilities Authority RB for Wheaton Franciscan Healthcare Series 2006 (A-/Baa1)
2,000,000	5.250	08/15/31	2,069,600
23,380,000	5.250	08/15/34	24,120,678
Wisconsin State Health & Educational Facilities Authority RB Refunding for Wheaton Healthcare Series 2006 B (A-/Baa1)
10,620,000	5.125	08/15/30	10,969,610

			58,375,153

TOTAL INVESTMENTS – 96.6%
(Cost $2,965,179,242)			$3,097,699,651

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.4%			107,811,198

NET ASSETS – 100.0%			$3,205,510,849

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Zero coupon bond until next reset date.
(b)	Pre-refunded security. Maturity date disclosed is pre-refunding date.
(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(d)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $104,714,823, which represents approximately 3.3% of net assets as of September 30, 2014.
(e)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate or distribution rate disclosed is that which is in effect at September 30, 2014.
(f)	Security is currently in default.
(g)	When-issued security.
(h)	Inverse floating rate security. Interest rate disclosed is that which is in effect at September 30, 2014.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AGM	—Insured by Assured Guaranty Municipal Corp.
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
ASSURED GTY	—Insured by Assured Guaranty
COMWLTH GTD	—Commonwealth Guaranteed
COPS	—Certificates of Participation
ETM	—Escrowed to Maturity
FGIC	—Insured by Financial Guaranty Insurance Co.
FHA	—Federal Housing Administration
GO	—General Obligation
GO OF AUTH	—General Obligation of Authority
GO OF CITY	—General Obligation of City
GO OF CORP	—General Obligation of Corporation
IDA	—Industrial Development Authority
LIBOR	—London Interbank Offered Rate
NATL-RE	—Insured by National Public Finance Guarantee Corp.
NATL-RE FGIC	—Insured by National Public Finance Guarantee Corp., which reinsures Financial Guaranty Insurance Co.
NR	—Not Rated
PCRB	—Pollution Control Revenue Bond
PILOT	—Payment in Lieu of Taxes
Q-SBLF	—Qualified School Board Loan Fund
Radian IBCC	—Insured by Radian Asset Insurance Bond Custodial Certificate
RB	—Revenue Bond
RITES	—Residual Interest Tax Exempt Securities
RMKT	—Remarketed
WR	—Withdrawn Rating
XLCA	—Insured by XL Capital Assurance, Inc.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At September 30, 2014, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2014(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Bank of America, N.A.	California State Various Purpose GO Bonds, Series 2003, 5.250%, 02/01/2018	$4,000	1.000%	03/20/23	0.780%	$(168,126)	$229,065
JPMorgan Chase Bank, N.A.	California State Various Purpose GO Bonds, Series 2003, 5.250%, 02/01/2018	10,000	1.700	06/20/21	0.580	—	690,743
	California State Various Purpose GO Bonds, Series 2003, 5.250%, 02/01/2018	9,000	1.000	03/20/23	0.780	(378,284)	515,396
	California State Various Purpose GO Bonds, Series 2003, 5.250%, 02/01/2018	15,000	1.000	09/20/23	0.840	(626,653)	794,235
	Illinois State GO Bonds, Series A, 5.000%, 06/01/2029	10,000	1.830	06/20/21	1.770	—	18,113
Morgan Stanley Co., Inc.	California State Various Purpose GO Bonds, Series 2003, 5.250%, 02/01/2018	10,000	1.000	12/20/23	0.860	(261,393)	353,998
	Illinois State GO Bonds, Series A, 5.000%, 06/01/2029	10,000	1.000	12/20/23	2.000	(707,553)	33,062
TOTAL						$(2,142,009)	$2,634,612

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000’s)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$316,900(a)	12/17/44	3 Month LIBOR	3.500%	$(9,440,538)	$(7,501,094)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2014.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – 97.7%
Alabama – 1.9%
Alabama Special Care Facilities Financing Authority RB for Birmingham Ascension Health Series 2009 C-1 (AA+/NR)(a)(b)(c)
$1,000,000	14.638%	11/03/16	$1,277,230
Alabama State Port Authority RB for Docks Facilities Series 2010 (A-/NR)
2,500,000	5.750	10/01/30	2,920,900
Alexander City Special Care Facilities Financing Authority Medical Facilities RB for Russell Hospital Corp. Series 2006 A (BB+/NR)
1,780,000	5.750	12/01/36	1,818,021
Health Care Authority RB for Baptist Health Series 2006 D (GO OF AUTH) (BBB+/A3)
575,000	5.000	11/15/17	599,616
100,000	5.000	11/15/21	102,756
Jefferson County Senior Lien Sewer RB Warrants Series 2013 A (AGM) (AA/A2)
350,000	5.000	10/01/44	370,342
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (BBB-/NR)
1,000,000	6.000	10/01/42	1,120,250
1,000,000	6.500	10/01/53	1,142,830

			9,351,945

Arizona – 1.4%
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(d)
5,150,000	0.967	01/01/37	4,583,757
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for El Paso Electric Co. Project Series 2009 A (BBB/Baa1)
2,200,000	7.250	02/01/40	2,486,044

			7,069,801

Arkansas – 0.1%
Arkansas State Development Finance Authority RB for Single Family Mortgage-Backed Securities Series 2008 B (AMT) (GNMA) (FNMA) (AA+/NR)
505,000	5.500	07/01/23	540,017

California – 21.9%
Bay Area Toll Authority California Toll Building Authority RB for San Francisco Bay Area Series 2008 F-1 (AA/Aa3)(e)
4,000,000	5.500	04/01/18	4,661,640
California Educational Facilities Authority RB for California Institute of Technology Series 2009 (GO OF INSTN) (AA+/Aa1)
5,000,000	5.000	11/01/39	5,791,450
California Health Facilities Financing Authority RB for Providence Health & Services Series 2008 C (AA-/Aa3)(e)
1,000,000	6.500	04/01/18	1,222,760
California Infrastructure & Economic Development Bank RB for Los Angeles County Department of Public Social Services Series 2003 (AMBAC) (AA/WR)
1,000,000	5.750	09/01/23	1,002,110

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
California State Various Purpose GO Bonds Series 2009 (A/Aa3)
$5,000,000	5.250%	10/01/25	$5,875,300
5,000,000	6.500	04/01/33	6,136,400
2,750,000	6.000	04/01/38	3,268,760
California State Various Purpose GO Bonds Series 2010 (A/Aa3)
1,250,000	6.000	03/01/33	1,540,550
1,500,000	5.500	03/01/40	1,713,330
California Statewide Communities Development Authority RB for Enloe Medical Center Series 2008 (CAL MTG INS) (A/NR)
1,435,000	5.750	08/15/38	1,601,891
California Statewide Communities Development Authority RB for Sutter Health Series 2011 A (AA-/Aa3)
2,000,000	6.000	08/15/42	2,390,540
California Statewide Community Development Authority Water & Wastewater RB Balance Series 2004 (AGM) (AA/A2)
15,000	5.250	10/01/19	15,052
Citrus Community College District GO Bonds Capital Appreciation for Election of 2004 Series 2009 C (AA-/Aa2)(f)
6,500,000	0.000	06/01/34	2,865,265
Clovis Unified School District GO Bonds for Election of 2012 Series 2012 A (AA/Aa2)
2,575,000	5.000	08/01/29	2,955,044
Eastern California Municipal Water District Community Facilities Special Tax District No. 2005-40 Mahogany Promontory Pointe Series 2006 (NR/NR)
355,000	5.000	09/01/36	359,565
Foothill-De Anza California Community College District GO Bonds for Santa Clara County Election of 2006 Series 2007 A (AMBAC) (AA/Aaa)(e)
6,000,000	5.000	08/01/17	6,748,080
Fullerton Community Facilities District No. 1 Special Tax Refunding Bonds for Amerige Heights Series 2012 (A-/NR)
500,000	5.000	09/01/32	530,820
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 B (CCC+/NR)(f)
18,000,000	0.000	06/01/47	1,516,500
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 C (CCC/NR)(f)
19,500,000	0.000	06/01/47	682,890
Los Angeles Community College District GO Bonds for 2008 Election Series 2010 C (AA/Aa1)
5,000,000	5.250	08/01/39	5,738,300
Los Angeles County Metropolitan Transportation Authority RB Refunding for Union Station Project Series 2004 D (AMBAC) (A/A1)(d)
2,100,000	0.345	07/01/27	1,903,023
Menifee Union School District Riverside County GO Bonds Capital Appreciation for Election of 2008 Series 2009 C (ASSURED GTY) (AA/Aa3)(f)
2,000,000	0.000	08/01/37	700,340
4,500,000	0.000	08/01/38	1,497,960
4,500,000	0.000	08/01/39	1,423,485

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Merced City School District GO Bonds Capital Appreciation for Election of 2003 Series 2005 (NATL-RE) (AA-/NR)(f)
$1,205,000	0.000%	08/01/26	$772,007
M-S-R Energy Authority Gas RB Series 2009 A (A-/NR)
1,750,000	6.500	11/01/39	2,363,655
M-S-R Energy Authority Gas RB Series 2009 C (A-/NR)
3,500,000	6.125	11/01/29	4,473,980
Mt. Diablo Unified School District GO Bonds Capital Appreciation for Election of 2010 Series 2010 A (AGM) (AA/Aa3)(g)
5,000,000	0.000	08/01/35	3,779,350
Ontario Redevelopment Financing Authority Lease RB for Capital Projects Series 2007 (AMBAC) (AA-/WR)
1,110,000	5.250	08/01/22	1,221,555
Palomar Pomerado Health COPS Series 2009 (BB+/Ba1)
2,500,000	6.750	11/01/39	2,661,675
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA/A2)(g)
6,450,000	0.000	08/01/38	6,025,203
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA/A2)(f)
2,150,000	0.000	08/01/31	1,038,751
4,150,000	0.000	08/01/32	1,887,005
3,500,000	0.000	08/01/33	1,492,085
Port of Oakland RB Refunding Senior Lien Series 2012 P (AMT) (A+/A2)
4,000,000	5.000	05/01/31	4,382,280
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE FGIC) (AA/Aa3)(d)
3,000,000	0.687	12/01/35	2,739,000
San Diego County Water Authority COPS Series 2008 A (AGM) (AA+/Aa2)
5,000,000	5.000	05/01/33	5,540,900
San Diego Public Facilities Financing Authority Water RB Refunding Subseries 2012 A (AA-/Aa3)
2,500,000	5.000	08/01/31	2,859,550
San Diego Unified School District GO Bonds for Election of 2008 Series 2010 C (AA-/Aa3)(f)
5,000,000	0.000	07/01/39	1,736,500
San Francisco City & County Airport Commission San Francisco International Airport RB Refunding Second Series 2013 A (AMT) (A+/A1)
2,000,000	5.500	05/01/28	2,360,700
San Joaquin Hills Transportation Corridor Agency RB Refunding for Capital Appreciation Series 1997 A (NATL-RE) (AA-/A3)(f)
1,605,000	0.000	01/15/26	938,781
Vernon California Redevelopment Agency Tax Allocation for Industrial Redevelopment Project Series 2005 (NATL-RE) (AA-/A3)
725,000	5.250	09/01/19	732,098

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
West Contra Costa Unified School District GO Bonds Capital Appreciation for Election of 2002 Series 2004 C (NATL-RE FGIC) (AA-/A3)(f)
$1,175,000	0.000%	08/01/25	$784,994

			109,931,124

Colorado – 1.9%
Colorado Health Facilities Authority Hospital RB for Poudre Valley Health Care, Inc. Series 2005 F (A+/A1)
800,000	5.000	03/01/25	812,416
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2005 (BBB-/NR)
1,150,000	5.000	12/01/35	1,165,847
Denver City & County Airport RB Series 2013 A (AMT) (A/A2)
5,000,000	5.500	11/15/29	5,791,500
E-470 Public Highway Authority RB Series 2010 A (BBB/Baa2)(f)
6,000,000	0.000	09/01/40	1,893,960

			9,663,723

District of Columbia – 1.6%
District of Columbia Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2001 (BBB/A1)
230,000	6.250	05/15/24	231,746
District of Columbia Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2001 (BBB/Baa1)
1,000,000	6.500	05/15/33	1,105,610
District of Columbia Water & Sewer Authority RB Public Utility Senior Lien Series 2009 A (AA+/Aa2)
5,000,000	6.000	10/01/35	5,797,500
Metropolitan Washington Airports Authority RB Refunding Series 2014 A (AMT) (AA-/A1)
1,000,000	5.000	10/01/44	1,090,320

			8,225,176

Florida – 8.6%
Arbor Greene Community Development District Special Assessment Refunding Series 2006 (A-/NR)
1,095,000	5.000	05/01/19	1,171,059
Bridgewater Wesley Chapel Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)
2,085,000	5.750	05/01/35	2,085,605
Citizens Property Insurance Corp. RB Senior Secured for High Risk Account Series 2009 A-1 (A+/A2)
3,650,000	5.500	06/01/17	4,093,548
Coconut Cay Community Development District Special Assessment Series 2006 (NR/NR)
865,000	5.375	05/01/36	877,724
Covington Park Florida Community Development District Special Assessment Refunding for Capital Improvement Series 2005 (BBB+/NR)
395,000	5.000	05/01/21	397,386
Crossings At Fleming Island Community Development District RB Refunding Series 2007 (NATL-RE) (AA-/A3)
125,000	4.750	10/01/36	126,880

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Florida State Municipal Power Agency RB Series 2009 A (A+/A2)
$1,000,000	6.250%	10/01/31	$1,175,040
Greater Orlando Aviation Authority RB Refunding Series 2012 A (AMT) (A+/Aa3)
2,000,000	5.000	10/01/21	2,356,940
Hamal Florida Community Development District Special Assessment for Refunding and Improvement Series 2006 A (NATL-RE) (AA-/A3)
2,755,000	5.375	05/01/22	2,850,571
High Ridge Quantum Community Development District Special Assessment for Boyton Beach Series 2005 A (NR/NR)
1,670,000	5.750	05/01/35	1,671,787
Hollywood Community Redevelopment Agency RB for Beach CRA Series 2004 (A-/A3)
300,000	5.625	03/01/24	300,492
Keys Cove Community Development District Special Assessment Series 2004 (NR/NR)
2,165,000	5.875	05/01/35	2,224,451
Longleaf Community Development District Special Assessment Refunding Series 2006 (NR/NR)(h)
1,185,000	5.375	05/01/30	805,800
Meadow Pointe III Community Development District RB for Capital Improvement Series 2004 A (NR/NR)
855,000	6.000	05/01/35	856,676
Miami Special Obligation Non-Ad Valorem RB Refunding Series 2011 A (AGM) (AA/A2)
1,200,000	6.000	02/01/30	1,374,024
1,500,000	6.000	02/01/31	1,711,125
Miami Special Obligation RB Refunding for Port of Miami Tunnel Project Series 2012 (BBB+/A3)(b)
5,000,000	5.000	03/01/30	5,473,550
Miami-Dade County Florida Aviation RB RMKT 03/17/08 Series 2003 E (AMT) (NATL-RE) (AA-/NR)
575,000	5.250	10/01/16	628,532
North Sumter County Utility Dependent District RB Series 2010 (AGM) (AA/A2)
1,250,000	5.375	10/01/40	1,342,175
Pentathlon Community Development District Special Assessment Revenue Refunding Series 2012 (A-/NR)
1,330,000	4.500	11/01/33	1,361,694
Port Everglades Authority RB for Port Facilities Series 1986 (ETM) (AA+/Aaa)(e)
1,035,000	7.125	11/01/16	1,108,464
Sail Harbour Community Development District Special Assessment Series 2005 A (NR/NR)
870,000	5.500	05/01/36	871,374
Sonoma Bay Community Development District Special Assessment Series 2005 A (NR/NR)
585,000	5.450	05/01/36	593,851
St. Petersburg Health Facilities Authority RB Refunding for All Children’s Hospital Series 2009 A (AA/A1)
2,000,000	6.500	11/15/39	2,379,820

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Tampa Palms Open Space & Transportation Community Development District Special Assessment Refunding for Capital Improvement Area 7 Project Series 2004 (NATL-RE) (AA-/A3)
$1,140,000	4.500%	05/01/18	$1,207,511
Thousand Oaks Community Development District Special Assessment Series 2005 A-1 (NR/NR)
850,000	5.350	05/01/35	850,637
Verona Walk Community Development District Special Assessment Senior Lien RB Refunding for Capital Improvement Series 2013 A-1 (A/NR)
500,000	4.250	05/01/30	503,565
Village Community Development District No. 6 Special Assessment Series 2007 (NR/NR)
1,685,000	5.250	05/01/37	1,727,327
Villagewalk of Bonita Springs Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)
985,000	5.600	05/01/36	985,946

			43,113,554

Georgia – 1.2%
Atlanta Airport RB Refunding Series 2012 C (AMT) (A+/Aa3)
1,250,000	5.000	01/01/27	1,449,562
Metropolitan Atlanta Rapid Transit Authority Sales Tax RB Series 2009 A (AA+/Aa3)
4,075,000	5.250	07/01/36	4,669,502

			6,119,064

Guam – 0.5%
Guam Government Limited Obligation GO Bonds Section 30 Series 2009 A (BBB+/NR)
850,000	5.625	12/01/29	934,150
750,000	5.750	12/01/34	818,280
Guam Power Authority RB 2014 Series A (AGM) (AA/A2)
325,000	5.000	10/01/39	361,754
250,000	5.000	10/01/44	276,508

			2,390,692

Idaho – 0.2%
Idaho Health Facilities Authority RB for St. Luke’s Health System Project Series 2008 (A-/A3)
1,000,000	6.750	11/01/37	1,155,780

Illinois – 6.7%
Chicago Illinois Midway Airport RB Refunding Second Lien Series 2013 A (AMT) (A-/A3)
2,000,000	5.500	01/01/29	2,293,460
Chicago Illinois O’Hare International Airport RB Refunding Third Lien Series 2003 A-1 (XLCA) (A-/A2)
490,000	5.250	01/01/34	491,641
Chicago Illinois Sales Tax RB Series 2011 A (AAA/Baa1)
2,000,000	5.000	01/01/41	2,118,140
Illinois Finance Authority RB for Edward Hospital RMKT 04/09/08 Series 2008 A (AMBAC) (A/A2)
350,000	6.250	02/01/33	382,847

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Illinois – (continued)
Illinois Finance Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2005 A (AMT) (A-/NR)
$400,000	5.050%	08/01/29	$414,668
Illinois GO Bonds Series 2003 (NATL-RE) (AA-/A2)
975,000	5.000	06/01/19	978,344
Illinois GO Bonds Series 2013 (A-/A3)
5,500,000	5.250	07/01/28	5,990,050
5,120,000	5.500	07/01/38	5,482,547
Illinois Municipal Electric Agency RB Power Supply System Series 2007 A (NATL-RE FGIC) (AA-/A1)
4,020,000	5.250	02/01/22	4,391,609
Lake County Illinois Community Consolidated School District No. 41 GO Bonds Series 1999 A (AGM) (AA/Aa2)
2,725,000	9.000	11/01/16	3,122,687
Railsplitter Tobacco Settlement Authority Tobacco Settlement RB Series 2010 (A-/NR)
1,125,000	6.000	06/01/28	1,311,098
Round Lake Illinois Lakewood Grove Special Service Area No. 1 Special Tax Refunding Series 2007 (ASSURED GTY) (AA/NR)
2,320,000	5.500	03/01/32	2,463,933
Southwestern Illinois Development Authority RB Capital Appreciation for Local Government Program Series 2007 (AGM) (AA/NR)(f)
6,450,000	0.000	12/01/25	4,082,592

			33,523,616

Indiana – 1.3%
Delaware County Hospital Authority RB for Cardinal Health System Obligated Group Series 2006 (NR/A3)
2,000,000	5.250	08/01/36	2,086,640
Indiana Finance Authority RB for Private Activity for Ohio River Bridges East End Crossing Project Series 2013 A (AMT) (BBB/NR)
1,000,000	5.000	07/01/48	1,043,830
Indiana Health Facility Financing Authority RB for Ascension Health Subordinate Credit Group Residual I Series 2010-3224 (AA/NR)(b)(c)
205,000	30.046	11/01/27	306,012
Indianapolis Indiana Airport Authority RB Refunding Special Facilities for Federal Express Corp. Project Series 2004 (AMT) (BBB/Baa1)
640,000	5.100	01/15/17	701,363
Jasper County PCRB Refunding for Northern RMKT 08/25/08 Series 1994 C (NATL-RE) (AA-/A3)
650,000	5.850	04/01/19	741,429
Vanderburgh County Indiana Redevelopment Commission Tax Increment Tax Allocation Series 2006 (A/NR)(e)
1,400,000	5.250	08/01/16	1,524,054

			6,403,328

Iowa – 0.3%
Coralville Iowa COPS Series 2006 D (NR/Ba1)
1,325,000	5.250	06/01/22	1,332,645

State-Specific Municipal Debt Obligations – (continued)
Kentucky – 0.9%
Louisville & Jefferson County Metropolitan Government RB for Jewish Hospital St. Mary’s Healthcare Series 2008 (NR/Aaa)(e)
$3,750,000	6.125%	02/01/18	$4,411,200

Louisiana – 1.3%
De Soto Parish Louisiana Environmental Improvement RB Refunding for International Paper Co. Project Series 2004 A (AMT) (BBB/Baa2)
675,000	5.000	11/01/18	677,133
De Soto Parish Louisiana Environmental Improvement RB Refunding for International Paper Co. Project Series 2005 A (AMT) (BBB/Baa2)
2,560,000	4.750	03/01/19	2,602,138
East Baton Rouge Parish Louisiana Sales Tax RB for Road and Street Improvement Series 2009 A (ASSURED GTY) (AA/A2)
1,230,000	5.250	08/01/28	1,387,071
New Orleans Louisiana Aviation Board RB Refunding for Restructuring GARBs Series 2009 A-1 (ASSURED GTY) (AA/A3)
1,350,000	6.000	01/01/23	1,535,017
Port of New Orleans Board of Commissioners RB Refunding Series 2013 B (AMT) (BBB+/Baa1)
500,000	5.000	04/01/30	544,725

			6,746,084

Maryland – 1.2%
Baltimore Maryland Special Obligation Tax Allocation for Harborview Lot No. 2 Series 2003 (NR/NR)
1,001,000	6.500	07/01/31	1,003,322
Frederick County Maryland Special Tax for Lake Linganore Village Community Development Series 2001 A (Radian) (NR/NR)
210,000	5.600	07/01/20	210,170
555,000	5.700	07/01/29	555,233
Maryland State Health & Higher Educational Facilities Authority RB Refunding for MedStar Health Series 2004 (A-/A2)
500,000	5.375	08/15/24	501,520
750,000	5.500	08/15/33	752,153
Maryland State Industrial Development Financing Authority RB Refunding for Synagro-Baltimore Series 2008 A (AMT) (BBB+/NR)
1,025,000	5.375	12/01/14	1,028,834
500,000	5.625	12/01/16	520,525
Maryland State Transportation Authority RB Refunding Series 2007 (AAA/Aa1)
1,500,000	5.000	03/01/19	1,647,855

			6,219,612

Massachusetts – 2.1%
Massachusetts Development Finance Agency RB for Harvard University Series 2010 B-2 (AAA/Aaa)
5,000,000	5.250	02/01/34	5,899,300
Massachusetts Educational Financing Authority RB Series 2008 H (AMT) (ASSURED GTY) (AA/A1)
1,405,000	6.350	01/01/30	1,503,322

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Massachusetts – (continued)
Massachusetts State Health & Educational Facilities Authority RB for Boston Medical Center Project Series 2008 (BBB+/Baa1)
$3,000,000	5.750%	07/01/31	$3,235,890

			10,638,512

Michigan – 1.2%
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewer Series 2014 D-1 (AGM) (AA/A2)
400,000	5.000	07/01/35	434,688
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewer Series 2014 D-1 (NATL-RE) (AA-/A3)
650,000	5.000	07/01/36	691,191
Michigan Finance Authority RB for Rol Railroad II Series 2012 R-14017 (AAA/NR)(b)(c)
2,780,000	14.080	01/01/18	4,245,505
Michigan Finance Authority RB Refunding for Detroit Water and Sewer Senior Lien Series 2014 C-3 (AGM) (AA/A2)
325,000	5.000	07/01/32	358,166
250,000	5.000	07/01/33	274,440

			6,003,990

Minnesota – 0.9%
Minneapolis Minnesota Health Care System RB for Fairview Health Services Series 2008 A (A/A3)
1,500,000	6.750	11/15/32	1,758,765
St. Paul Minnesota Housing & Redevelopment Authority RB for HealthPartners Obligated Group Project Series 2006 (A/A2)
2,900,000	5.250	05/15/36	3,045,551

			4,804,316

Mississippi – 0.2%
Mississippi Development Bank Special Obligation RB for Hinds Community College District Capital Improvement Project Series 2009 (ASSURED GTY) (NR/Aa2)
1,095,000	5.375	10/01/33	1,220,169

Missouri – 0.3%
Missouri State Development Finance Board Infrastructure Facilities RB for Branson Landing Project Series 2005 A (A/A3)
270,000	4.750	06/01/25	275,627
Missouri State Health & Educational Facilities Authority RB for St. Louis University Series 1998 (AA-/A1)
1,000,000	5.500	10/01/15	1,041,670

			1,317,297

Nevada – 0.4%
North Las Vegas Local Improvement District No. 60 Special Assessment Refunding for Special Improvement Subseries 2006 B (NR/NR)
570,000	4.850	12/01/15	583,839
1,285,000	5.100	12/01/22	1,313,707

			1,897,546

State-Specific Municipal Debt Obligations – (continued)
New Hampshire – 0.3%
New Hampshire State Business Finance Authority RB for Waste Management, Inc. Project Series 2002 (AMT) (A-/NR)
$1,250,000	5.200%	05/01/27	$1,317,487

New Jersey – 6.9%
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 (ASSURED GTY) (AA/A2)
15,000	6.000	12/15/34	17,438
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 (ASSURED GTY) (AA+/A2)(e)
985,000	6.000	12/15/18	1,190,215
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 BB (A-/A2)
360,000	5.000	09/01/34	389,732
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2009 AA (A-/A2)
4,000,000	5.500	12/15/29	4,455,560
New Jersey Health Care Facilities Financing Authority RB for Children’s Specialized Hospital Series 2005 A (BBB/Baa3)
600,000	5.000	07/01/24	614,526
175,000	5.500	07/01/30	179,683
New Jersey Health Care Facilities Financing Authority RB for St. Joseph’s Healthcare System Series 2008 (BBB-/Ba1)
2,500,000	6.625	07/01/38	2,722,300
New Jersey State Higher Education Assistance Authority RB for Student Loan Series 2008 A (AMT) (ASSURED GTY) (AA/A2)
2,840,000	6.125	06/01/30	3,045,247
New Jersey State Housing and Mortgage Finance Agency RB for Single Family Housing Series 2008 AA (AA/Aa3)
365,000	6.150	10/01/23	377,713
New Jersey State Turnpike Authority RB Refunding Series 2000 B (NATL-RE) (AA-/A3)(d)
6,300,000	0.091	01/01/30	5,632,201
New Jersey State Turnpike Authority RB Series 2009 G (A+/A3)
1,650,000	5.000	01/01/18	1,864,120
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2011 A (ST APPROP) (A-/A2)
5,260,000	5.500	06/15/41	5,833,445
Rutgers State University RB Refunding Series 2013 J (AA-/Aa3)
5,000,000	5.000	05/01/32	5,739,000
Rutgers State University RB Refunding Series 2013 L (AA-/Aa3)
2,500,000	5.000	05/01/43	2,807,250

			34,868,430

New Mexico – 0.8%
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 D (BBB/Baa2)
2,500,000	5.900	06/01/40	2,770,375
Santa Fe County New Mexico RB for Gross Receipts Series 2008 (AGM) (AA+/Aa3)
1,000,000	5.250	06/01/31	1,114,160

			3,884,535

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
New York – 3.5%
Erie County New York Industrial Development Agency RB for the City of Buffalo School District Series 2008 A (AGM) (ST AID WITHHLDG) (AA/Aa2)
$6,500,000	5.750%	05/01/26	$7,483,255
4,500,000	5.750	05/01/29	5,134,995
New York City GO Bonds Series 2006 A (AA/Aa2)
395,000	5.000	08/01/18	427,374
New York City GO Bonds Series 2006 A (NR/NR)(e)
5,000	5.000	08/01/16	5,419
New York State Energy Research & Development Authority RB for Consolidated Edison Company Subseries 2004 B1-1 (XLCA) (A-/A2)(d)
5,000,000	0.091	05/01/32	4,437,730

			17,488,773

North Carolina – 1.6%
Charlotte North Carolina Water and Sewer System RB Series 2009 B (AAA/Aaa)
2,000,000	5.000	07/01/38	2,276,260
North Carolina Eastern Municipal Power Agency Power System RB Series 2008 C (ASSURED GTY) (AA/A3)
430,000	6.000	01/01/19	461,347
Wake County Industrial Facilities and Pollution Control Financing Authority PCRB for Carolina Power and Light Co. Project. Series 2000 G (AMBAC) (A/Aa2)(d)
6,025,000	0.088	10/01/22	5,259,521

			7,997,128

Ohio – 0.1%
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/B3)
440,000	5.125	06/01/24	367,963

Oklahoma – 0.1%
Oklahoma Development Finance Authority RB for Great Plains Regional Medical Center Project Series 2007 (BB/NR)
240,000	5.000	12/01/27	230,148
140,000	5.125	12/01/36	130,430

			360,578

Oregon – 0.8%
Deschutes County Oregon Hospital Facilities Authority RB Refunding for Cascade Healthcare Series 2008 (NR/A2)
1,500,000	8.250	01/01/38	1,812,870
Portland Oregon Community College District GO Bonds Refunding Series 2013 (AA/Aa1)
2,000,000	5.000	06/15/26	2,385,260

			4,198,130

Pennsylvania – 1.4%
Mifflin County Pennsylvania School District GO Bonds Series 2007 (NATL-RE-IBC) (XLCA) (ST AID WITHHLDG) (AA-/A3)
2,000,000	7.500	09/01/26	2,324,960

State-Specific Municipal Debt Obligations – (continued)
Pennsylvania – (continued)
Pennsylvania Economic Development Financing Authority PCRB Refunding for PPL Electric Utilities Corp. Project Series 2008 (A-/A2)
$2,500,000	4.000%	10/01/23	$2,681,625
Pennsylvania Turnpike Commission RB Series 2013 C (A+/A1)
1,720,000	5.500	12/01/29	2,062,125

			7,068,710

Puerto Rico – 6.5%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (BB-/Caa1)
3,635,000	6.125	07/01/24	2,949,439
2,000,000	6.000	07/01/38	1,505,980
2,500,000	6.000	07/01/44	1,843,775
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (BB-/Caa1)
1,050,000	5.750	07/01/37	774,606
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B (BB/B2)
3,000,000	6.500	07/01/37	2,381,880
Puerto Rico Commonwealth GO Bonds Refunding Subseries 2003 C-7 (NATL-RE) (AA-/A3)
2,000,000	6.000	07/01/27	1,987,480
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (AA/A2)(d)
2,700,000	0.677	07/01/29	2,025,837
Puerto Rico Electric Power Authority RB Series 2013 A (CCC/Caa3)
3,000,000	6.750	07/01/36	1,784,610
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation First Subseries 2009 A (BBB-/B1)(g)
13,000,000	0.000	08/01/32	10,228,920
Puerto Rico Sales Tax Financing Corp. Sales Tax RB First Subseries 2009 A (BBB-/B1)
5,805,000	5.000	08/01/24	4,886,707
2,750,000	6.500	08/01/44	2,326,995

			32,696,229

South Carolina – 1.0%
City of Columbia Waterworks and Sewer System RB Series 2011 A (AA/Aa1)
2,500,000	5.000	02/01/41	2,783,225
Georgetown County South Carolina Environmental RB for International Paper Co. Project Series 2006 A (AMT) (BBB/Baa2)
2,500,000	5.000	08/01/30	2,501,500

			5,284,725

South Dakota – 0.2%
South Dakota Health & Educational Facilities Authority RB for Avera Health Series 2008 B (AA-/A1)
500,000	5.500	07/01/35	540,620
300,000	5.250	07/01/38	320,433

			861,053

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Tennessee – 1.6%
Johnson City Tennessee Health & Educational Facilities Board Hospital RB for First Mortgage Mountain States Health Series 2006 A (BBB+/Baa1)
$1,775,000	5.500%	07/01/36	$1,853,171
Knox County Tennessee Health, Educational & Housing Facilities Board RB for University Health System, Inc. Series 2007 (BBB+/NR)
2,700,000	5.250	04/01/36	2,804,706
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Charter Village Apartments Series 2007 (AMT) (FNMA) (NR/NR)(a)
1,000,000	4.850	06/01/25	1,011,130
Sullivan County Tennessee Health, Educational & Housing Facilities Board Hospital RB for Wellmont Health System Project Series 2006 C (BBB+/NR)
2,100,000	5.250	09/01/36	2,189,103

			7,858,110

Texas – 12.8%
Dallas County Utility & Reclamation District GO Bonds Refunding RMKT 06/25/08 Series 2005 B (AMBAC) (A-/A3)
2,675,000	5.375	02/15/29	2,881,323
Dallas-Fort Worth International Airport Joint RB Refunding Series 2014 A (AMT) (A+/NR)
2,500,000	5.250	11/01/30	2,862,775
Hidalgo County Health Services RB for Mission Hospital, Inc. Project Series 2005 (BBB/Baa2)
700,000	5.000	08/15/19	701,015
Houston Airport System RB Refunding Senior Lien Series 2009 A (AA-/Aa3)
10,000,000	5.500	07/01/34	11,392,100
Houston Airport System RB Subordinate Lien Series 2002 D-2 (AMT) (XLCA) (A/A2)(d)
4,150,000	0.308	07/01/32	3,902,678
Lower Colorado River Authority RB Refunding Series 2008 (A/A1)
380,000	5.750	05/15/37	389,679
Lower Colorado River Authority RB Refunding Series 2008 (NR/NR)(e)
160,000	5.750	05/15/15	165,482
1,300,000	6.300	11/01/29	1,492,166
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project Series 1996 (AMT) (NATL-RE) (AA-/A3)(d)
2,500,000	5.200	05/01/30	2,660,025
Mesquite Texas Health Facilities Development Corp. RB for Christian Care Retirement Facilities Series 2005 (BBB-/NR)
150,000	5.500	02/15/25	152,655
235,000	5.625	02/15/35	237,954
North Texas Tollway Authority RB Convertible Capital Appreciation Special Project System Series 2011 (AA+/NR)(g)
1,000,000	0.000	09/01/43	866,350

State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
North Texas Tollway Authority RB First Tier Series 2009 A (A-/A2)
$2,500,000	6.250%	01/01/24	$2,959,300
1,100,000	6.250	01/01/39	1,273,734
North Texas Tollway Authority RB Special Project System Series 2011 A (AA+/NR)
1,000,000	5.500	09/01/41	1,162,420
1,000,000	6.000	09/01/41	1,210,260
North Texas Tollway Authority System RB Refunding for Capital Appreciation First Tier Series 2008 I (A-/A2)(g)
6,000,000	0.000	01/01/43	7,275,540
North Texas Tollway Authority System RB Refunding for First Tier Series 2008 A (A-/A2)
5,000,000	5.750	01/01/40	5,551,050
Pharr-San Juan-Alamo Independent School District Unlimited Tax GO Bonds for Hidalgo School Building Series 2007 (PSF-GTD) (AAA/Aaa)
1,000,000	5.500	02/01/29	1,101,080
1,670,000	5.500	02/01/31	1,831,489
Port of Houston Authority Harris County Unlimited Tax GO Bonds Refunding Series 2008 A (AMT) (MUN GOVT GTD) (AAA/Aaa)
3,000,000	6.125	10/01/33	3,446,670
Round Rock Texas Independent School District Unlimited Tax GO Bonds for School Building Series 2009 (AA/Aaa)
2,730,000	5.250	08/01/34	3,086,538
Schertz Texas GO Bonds Series 2006 (NATL-RE) (AA+/A3)(e)
3,615,000	5.250	02/01/16	3,852,433
Tarrant County Cultural Education Facilities Finance Corp. RB for Air Force Village Obligated Group Series 2007 (BBB-/NR)
425,000	5.125	05/15/37	426,470
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2008 D (A-/Baa2)
3,000,000	6.250	12/15/26	3,679,050

			64,560,236

Utah – 0.3%
Utah Housing Corp. Single Family Mortgage RB Series 2008 B-1 Class II (AMT) (AA/Aa2)
1,570,000	5.900	07/01/36	1,589,248

Virginia – 0.4%
Virginia Small Business Financing Authority Senior Lien RB for Elizabeth River Crossings Opco, LLC Project Series 2012 (AMT) (BBB-/NR)
750,000	5.500	01/01/42	804,615
Washington County IDA RB for Mountain States Health Alliance Series 2009 C (BBB+/Baa1)
1,000,000	7.750	07/01/38	1,174,390

			1,979,005

Washington – 2.3%
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 A (NR/NR)(b)(c)
700,000	16.514	01/01/23	1,108,737

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Washington – (continued)
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 B (NR/NR)(b)(c)
$730,000	16.522%	01/01/24	$1,136,778
Skagit County Washington Public Hospital District No. 2 GO Bonds Refunding and Improvement Series 2005 (NATL-RE) (A-/A3)
2,000,000	5.000	12/01/30	2,036,960
University of Washington RB Refunding Series 2012 A (AA+/Aaa)
2,500,000	5.000	07/01/29	2,906,900
Washington Health Care Facilities Authority RB for MultiCare Health System Series 2008 A (ASSURED GTY) (AA/Aa3)
250,000	6.000	08/15/39	293,230
Washington Health Care Facilities Authority RB for MultiCare Health System Series 2008 B (ASSURED GTY) (AA/Aa3)
250,000	6.000	08/15/39	293,230
Washington State GO Bonds Series 1992 B & AT-7 (AA+/Aa1)
390,000	6.400	06/01/17	426,367
Washington State Health Care Facilities Authority RB for Virginia Mason Medical Center Series 2007 B (ACA) (BBB/Baa2)
3,000,000	6.000	08/15/37	3,263,430

			11,465,632

West Virginia – 0.6%
Monongalia County Building Commission RB for Monongalia General Hospital Series 2005 A (A-/NR)
2,000,000	5.250	07/01/25	2,036,660
West Virginia Hospital Finance Authority Hospital RB Refunding and Improvement for West Virginia United Health System Obligated Group Series 2009 C (A/A2)
1,000,000	5.500	06/01/39	1,087,520

			3,124,180

Wisconsin – 0.4%
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 A (BBB/NR)
375,000	5.125	05/15/29	384,484
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 B (BBB/NR)
100,000	5.000	05/15/36	100,953
Wisconsin State Health & Educational Facilities Authority RB for Wheaton Franciscan Healthcare Series 2006 (A-/Baa1)
1,750,000	5.250	08/15/31	1,810,900

			2,296,337

TOTAL INVESTMENTS – 97.7%
(Cost $449,784,214)			$491,345,680

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.3%			11,431,491

NET ASSETS – 100.0%			$502,777,171

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at September 30, 2014.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $13,547,812, which represents approximately 2.7% of net assets as of September 30, 2014.
(c)	Inverse floating rate security. Interest rate disclosed is that which is in effect at September 30, 2014.
(d)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate or distribution rate disclosed is that which is in effect at September 30, 2014.
(e)	Pre-refunded security. Maturity date disclosed is pre-refunding date.
(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(g)	Zero coupon bond until next reset date.
(h)	Security is currently in default.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
ACA	—Insured by American Capital Access
AGM	—Insured by Assured Guaranty Municipal Corp.
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
ASSURED GTY	—Insured by Assured Guaranty
CAL MTG INS	—Insured by California Mortgage Insurance
COPS	—Certificates of Participation
CRA	—Community Reinvestment Act
ETM	—Escrowed to Maturity
FNMA	—Federal National Mortgage Association
GARB	—General Airport Revenue Bond
GNMA	—Government National Mortgage Association
GO	—General Obligation
GO OF AUTH	—General Obligation of Authority
GO OF INSTN	—General Obligation of Institution
IDA	—Industrial Development Authority
LIBOR	—London Interbank Offered Rate
MUN GOVT GTD	—Municipal Government Guaranteed
NATL-RE	—Insured by National Public Finance Guarantee Corp.
NATL-RE FGIC	—Insured by National Public Finance Guarantee Corp., which reinsures Financial Guaranty Insurance Co.
NATL-RE-IBC	—Insured by National Public Finance Guarantee Corp. – Insured Bond Certificates
NR	—Not Rated
PCRB	—Pollution Control Revenue Bond
PSF-GTD	—Guaranteed by Permanent School Fund
Radian	—Insured by Radian Asset Assurance
RB	—Revenue Bond
RITES	—Residual Interest Tax Exempt Securities
RMKT	—Remarketed
ST AID WITHHLDG	—State Aid Withholding
ST APPROP	—State Appropriation
WR	—Withdrawn Rating
XLCA	—Insured by XL Capital Assurance, Inc.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At September 30, 2014, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2014(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Bank of America, N.A.	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	$1,000	1.000%	03/20/23	0.780%	$(42,031)	$57,266
JPMorgan Chase Bank, N.A.	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	1,000	1.000	03/20/23	0.780	(42,032)	57,266
TOTAL						$(84,063)	$114,532

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Notional Amount (000’s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$16,000	(a)	12/17/44	3 Month LIBOR	3.500%	$(525,219)	$(330,149)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2014.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – 100.0%
Alabama – 1.1%
Alabama 21st Century Authority Tobacco Settlement RB Series 2012 A (A/NR)
$2,435,000	5.000%	06/01/17	$2,703,045
1,500,000	5.000	06/01/18	1,706,430
Alabama Federal Aid Highway Finance Authority Refunding for Grant Anticipation Bonds Series 2011 (AA/A1)
11,400,000	4.000	03/01/17	12,303,564
Alabama Special Care Facilities Financing Authority RB for Birmingham Ascension Health Series 2009 C-1 (AA+/NR)(a)(b)(c)
6,875,000	14.638	11/03/16	8,780,956
Alabama State GO Bonds Series 2007 A (AGM) (AA/Aa1)
5,020,000	5.000	08/01/17	5,638,364
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (BBB-/NR)
1,000,000	5.000	10/01/16	1,063,830
1,750,000	5.000	10/01/17	1,905,592
1,875,000	5.000	10/01/18	2,079,263
1,300,000	5.000	10/01/21	1,476,111
1,745,000	5.000	10/01/22	1,988,776
Tuscaloosa Alabama Public Educational Building Authority RB Refunding Series 2009 B (AA-/NR)
3,300,000	4.000	08/15/15	3,410,286
3,850,000	3.000	08/15/16	4,032,259

			47,088,476

Alaska – 0.2%
North Slope Borough Alaska GO Bonds Series 2012 A (AA-/Aa3)
825,000	3.000	06/30/15	842,300
1,465,000	3.000	06/30/16	1,531,555
340,000	4.000	06/30/17	370,025
Northern Tobacco Securitization Corp. RB Asset-Backed Bonds Series 2006 A (BB/Ba1)
5,345,000	4.625	06/01/23	5,305,180

			8,049,060

Arizona – 2.6%
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(d)
30,300,000	0.967	01/01/37	26,968,515
Arizona Health Facilities Authority Hospital RB Refunding for Phoenix Children’s Hospital Series 2012 A (BBB+/NR)
1,000,000	2.000	02/01/15	1,005,200
Arizona Health Facilities Authority Hospital RB Refunding for Phoenix Children’s Hospital Series 2013 A (BBB+/NR)(a)
5,000,000	1.890	02/05/20	5,002,200
Arizona Transportation Board Refunding for Grant Anticipation Notes Series 2012 (AA/Aa2)
8,195,000	4.000	07/01/15	8,430,278
7,235,000	4.000	07/01/16	7,685,958
Glendale City Senior Lien Water & Sewer RB Refunding Obligations Series 2012 (AA/A1)
1,000,000	4.000	07/01/15	1,027,720
1,000,000	4.000	07/01/16	1,059,990
1,500,000	5.000	07/01/17	1,658,985

State-Specific Municipal Debt Obligations – (continued)
Arizona – (continued)
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. of New Mexico Palo Verde Project Series 2010 A (BBB/Baa2)(a)
$5,000,000	4.000%	06/01/15	$5,064,900
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. Palo Verde Project RMKT 05/30/13 Series 2009 C (A-/A3)(a)
6,500,000	1.750	05/30/18	6,546,020
Maricopa County Community College District GO Bonds Series 2009 C (AAA/Aaa)
1,000,000	4.000	07/01/16	1,062,690
Maricopa County Community College District GO Bonds Series 2013 (AAA/Aaa)
9,920,000	2.000	07/01/17	10,286,445
10,010,000	3.000	07/01/19	10,843,232
Maricopa County Phoenix High School District No. 210 School Improvement GO Bonds Series 2006 C (NATL-RE) (AA/Aa2)(e)
3,800,000	5.000	07/01/16	4,104,912
Maricopa County Phoenix High School District No. 210 School Improvement GO Refunding Bonds Series 2014 (AA/Aa2)
8,140,000	3.000	07/01/17	8,648,018
1,000,000	4.000	07/01/18	1,112,710
1,000,000	3.000	07/01/19	1,082,280
Pima County GO Bonds Series 2013 A (AA-/NR)
2,280,000	1.750	07/01/16	2,331,847
1,405,000	1.750	07/01/17	1,436,528
Yavapai County Industrial Development Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2002 (AMT) (A-/NR)(a)
5,000,000	2.125	06/01/18	5,147,000

			110,505,428

Arkansas – 0.4%
Arkansas Development Finance Authority State Park Facilities RB Refunding for Mt. Magazine Project Series 2012 (AGM) (AA/NR)
1,985,000	2.000	01/01/15	1,991,034
1,720,000	2.000	01/01/16	1,739,281
1,885,000	3.000	01/01/18	1,964,434
Arkansas Development Finance Authority State Park Facilities RB Refunding for Mt. Magazine Project Series 2012 (AGM) (AA/NR)
2,065,000	2.000	01/01/17	2,094,096
Jefferson County Pollution Control RB Refunding for Entergy Arkansas, Inc. Project Series 2013 (A-/A3)
3,000,000	1.550	10/01/17	3,020,190
North Little Rock School District No. 1 Construction GO Bonds Series 2013 B (ST AID WITHHLDG) (NR/Aa2)
1,440,000	5.000	02/01/17	1,567,310

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Arkansas – (continued)
Springdale Arkansas Sales and Use Tax RB Series 2012 (AA-/NR)
$660,000	2.000%	11/01/14	$660,898
760,000	2.000	11/01/15	773,148
845,000	2.000	11/01/16	865,145
1,915,000	2.000	11/01/17	1,967,011
1,465,000	2.000	11/01/18	1,502,065
720,000	2.000	11/01/19	728,006

			18,872,618

California – 10.6%
Abag Finance Authority RB for Sharp Health Care Series 2011 A (AA-/A1)
3,000,000	5.000	08/01/16	3,246,450
Alameda Corridor Transportation Authority RB Refunding for Capital Appreciation Subordinate Lien Series A (AMBAC) (BBB+/Baa2)(f)
12,555,000	0.000	10/01/20	10,798,555
Anaheim Redevelopment Agency Tax Allocation Refunding for Merged Redevelopment Project Area Series 2007 A (AGM) (AA/A2)
50,000	5.000	02/01/24	53,519
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area RMKT 05/01/13 Series 2006 C-1 (AA/Aa3)(a)
10,000,000	0.940	05/01/23	10,007,800
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area RMKT 06/03/13 Series 2006 C-1 (AA/Aa1)(a)
7,000,000	0.940	05/01/23	7,005,460
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area Series 2001 A (AA/NR)(a)
15,000,000	1.290	04/01/27	15,112,800
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area Series 2006 C-2 (AA/Aa3)(a)
26,050,000	1.450	08/01/17	26,270,904
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area Series 2014 (AA/Aa3)(a)
2,000,000	1.500	04/02/18	2,022,900
Benicia Unified School District GO Bonds Refunding Series 1997 A (NATL-RE FGIC) (AA-/Aa3)(f)
1,735,000	0.000	08/01/17	1,661,349
1,510,000	0.000	08/01/18	1,407,230
Bonita Canyon Public Facilities Financing Authority Special Tax for Community Facilities District No. 98-1 Series 2012 (NR/NR)
465,000	3.000	09/01/15	473,960
650,000	3.000	09/01/16	667,797
735,000	3.000	09/01/17	757,572
1,000,000	3.250	09/01/18	1,030,790
Buena Park Community Redevelopment Agency Tax Allocation for Consolidated Redevelopment Project Series 2008 A (A/Baa3)
25,000	4.300	09/01/16	25,552

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Burbank Public Financing Authority RB for Golden State Series 2003 A (AMBAC) (A/WR)
$985,000	5.250%	12/01/18	$987,256
230,000	5.250	12/01/19	230,522
California Health Facilities Financing Authority RB for Catholic Healthcare West Series 1996 G (AMBAC) (A/A3)(d)
7,500,000	0.091	07/01/23	6,992,272
California Health Facilities Financing Authority RB for Children’s Hospital Los Angeles Series 2012 B (BBB+/Baa2)(a)
8,000,000	1.840	07/01/17	8,058,800
California Health Facilities Financing Authority RB Refunding for Lucile Salter Packard Children’s Hospital at Stanford Series 2008 B (AA-/Aa3)(a)
5,000,000	1.450	03/15/17	5,092,150
California Health Facilities Financing Authority RB Refunding for St. Joseph Health System Series 2009 C (AA-/A1)(a)
5,000,000	5.000	10/16/14	5,007,750
California Infrastructure & Economic Development Bank RB Refunding for The J. Paul Getty Trust Series 2012 B-2 (AAA/Aaa)(a)
14,250,000	0.340	04/01/15	14,250,427
California Municipal Finance Authority RB for NorthBay Healthcare Group Series 2013 A (BBB-/NR)(a)
5,000,000	2.140	11/01/16	5,002,050
California Municipal Finance Authority RB Refunding for NorthBay Healthcare Group Series 2013 B (BBB-/NR)
1,700,000	5.000	11/01/16	1,820,530
3,480,000	5.000	11/01/17	3,800,960
California Pollution Control Financing Authority PCRB Refunding for U.S.A. Waste Services, Inc. Series 1998 A (AMT) (A-/NR)(b)
1,900,000	1.500	06/01/18	1,893,255
California State Department of Water Resources Power Supply RB Series 2010 M (AA-/Aa2)
15,585,000	4.000	05/01/16	16,469,137
California State Public Works Board Lease RB for Various Judicial Council Projects Series 2011 D (A-/A1)
11,685,000	2.000	12/01/14	11,720,990
California State Various Purpose GO Bonds Refunding Series 2012 (A/Aa3)
1,150,000	2.000	09/01/16	1,185,891
2,055,000	5.000	09/01/19	2,422,023
Carlsbad Improvement Bonds Refunding Reassessment District No. 2012-1 Series 2013 (NR/NR)
250,000	2.000	09/02/15	251,652
400,000	3.000	09/02/17	412,528
Carson Redevelopment Agency Project Area No. 1 Tax Allocation Refunding Series 2001 (NATL-RE) (AA-/A3)
275,000	5.500	10/01/15	287,664
Cerritos Public Financing Authority Tax Allocation Redevelopment Projects Series 2002 A (AMBAC) (A-/WR)
1,275,000	5.000	11/01/14	1,279,246
Charter Oak Unified School District GO BANS Series 2012 (SP-1+/NR)
4,625,000	5.000	10/01/15	4,841,172

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Colton Public Financing Authority Tax Allocation Series 1998 A (NATL-RE) (AA-/A3)
$195,000	5.000%	08/01/18	$195,049
Contra Costa Transportation Authority Sales Tax RB Series 2012 A (AA+/NR)(a)
11,000,000	0.474	12/15/15	11,006,490
Corona Redevelopment Agency Tax Allocation Refunding for Merged Downtown Series 2004 A (NATL-RE FGIC) (AA-/A3)
500,000	5.000	09/01/16	501,555
Corona-Norco Unified School District Public Financing Authority Special Tax Refunding Senior Lien Series 2013 A (BBB+/NR)
500,000	3.000	09/01/16	521,695
275,000	4.000	09/01/18	302,228
El Monte City School District GO Bonds BANS for Capital Appreciation Series 2010 (SP-1/A2)(f)
13,300,000	0.000	09/01/15	13,247,997
Fontana Redevelopment Agency Tax Allocation Refunding for Jurupa Hills Redevelopment Project Series 1999 A (A-/NR)
880,000	5.500	10/01/17	880,845
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 A-1 (BBB/Aa1)
4,900,000	5.000	06/01/17	5,345,655
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2007 A-1 (B/B3)
16,365,000	4.500	06/01/27	15,096,385
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2013 A (A-/A1)
4,225,000	3.000	06/01/17	4,499,203
Irvine City Limited Obligation Improvement Bond Reassessment District No. 12-1 Series 2012 Act 1915 (BBB+/NR)
1,215,000	4.000	09/02/17	1,311,398
1,250,000	4.000	09/02/18	1,362,863
1,900,000	4.000	09/02/19	2,079,778
Irvine City Limited Obligation Improvement Bond Reassessment District No. 13-1 Series 2013 (BBB-/NR)
480,000	2.000	09/02/15	484,224
625,000	2.000	09/02/17	639,275
Irvine City Limited Obligation Improvement Bond Series 2011 (BBB+/NR)
300,000	3.000	09/02/15	306,300
500,000	3.000	09/02/16	514,765
400,000	3.250	09/02/17	412,472
750,000	3.625	09/02/18	776,918
Irvine Public Facilities & Infrastructure Authority Assessment RB Series 2012 A (BBB+/NR)
635,000	3.000	09/02/15	636,702
1,285,000	3.000	09/02/16	1,286,876
1,325,000	3.000	09/02/17	1,324,616
600,000	3.000	09/02/18	600,870
Lake Elsinore School Financing Authority RB Refunding Series 2012 (NR/NR)
1,370,000	2.000	09/01/15	1,374,192

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Lammersville Joint Unified School District Special Tax for Community Facilities District No. 2002 Series 2013 (NR/NR)
$750,000	2.000%	09/01/15	$750,195
Long Beach California Harbor Revenue Short-Term Notes Series 2014 C (AA/NR)
20,000,000	5.000	11/15/18	23,332,800
Los Alamitos Unified School District GO Bonds for School Facilities Improvement District No. 1 Series 2011 (ETM) (SP-1+/Aa2)(e)(f)
1,750,000	0.000	09/01/16	1,735,685
Los Angeles California Department of Water and Power System RB Series 2012 C (AA-/Aa3)
1,300,000	3.000	01/01/16	1,336,933
Los Angeles Community Redevelopment Agency Tax Allocation for Hollywood Redevelopment Project Series 1998 C (NATL-RE) (AA-/A3)
540,000	5.500	07/01/17	563,819
Los Angeles County Metropolitan Transportation Authority Sales Tax RB Refunding First Tier Senior Series 2011 A (AAA/Aa2)
10,000,000	5.000	07/01/17	11,219,100
Los Angeles County Public Works Financing Authority Lease RB for Multiple Capital Projects II Series 2012 (AA/A1)
1,500,000	5.000	08/01/18	1,718,055
Los Angeles Unified School District Series 2004 F (FGIC) (AA-/Aa2)
455,000	5.000	07/01/17	491,678
Los Angeles Unified School District Series 2004 F (FGIC) (NR/NR)(e)
1,350,000	5.000	07/01/16	1,459,566
Manteca Unified School District Special Tax Community Facilities District No. 1989-2 Series 2013 B (AGM) (AA/A2)
365,000	3.000	09/01/15	373,859
410,000	3.000	09/01/16	428,987
275,000	4.000	09/01/17	294,508
Metropolitan Water District of Southern California Water RB Refunding Series 2012 B-1 (AAA/Aa1)(a)
24,640,000	0.390	05/01/15	24,644,189
Metropolitan Water District of Southern California Water RB Refunding Series 2012 B-2 (AAA/Aa1)(a)
3,940,000	0.390	05/01/15	3,940,670
Milpitas California Redevelopment Agency Tax Allocation for Redevelopment Project Area No. 1 Series 2003 (NATL-RE) (AA-/A3)
1,300,000	5.250	09/01/17	1,303,510
Miramar Ranch North California Special Tax Refunding for Community Facilities District No. 1 Series 2012 (A/NR)
1,000,000	3.000	09/01/16	1,028,720
1,895,000	4.000	09/01/17	2,006,597
3,080,000	4.000	09/01/19	3,265,847
Modesto Irrigation District RB for Electric System Series 2011 A (A+/A2)
1,000,000	5.000	07/01/17	1,119,870
Monterey Peninsula Unified School District GO BANS Series 2012 (NR/MIG1)
4,250,000	2.500	11/01/15	4,354,720

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Mountain View California Shoreline Regional Park Community Tax Allocation Series 2011 A (A/NR)
$570,000	4.000%	08/01/15	$582,620
300,000	4.000	08/01/16	316,146
225,000	4.000	08/01/17	241,614
350,000	5.000	08/01/18	393,729
Murrieta Public Financing Authority Special Tax RB Refunding Series 2012 (BBB-/NR)
1,965,000	5.000	09/01/18	2,183,331
1,000,000	5.000	09/01/19	1,121,720
Natomas Unified School District GO Bonds Refunding Series 2012 (AGM) (AA/A2)
620,000	3.000	09/01/15	635,047
890,000	3.000	09/01/16	931,216
Natomas Unified School District GO Bonds Refunding Series 2013 (BAM) (AA/A2)
410,000	3.000	09/01/18	435,846
730,000	4.000	09/01/20	811,008
650,000	4.000	09/01/21	723,301
Northern California Power Agency Capital Facilities RB Refunding Series 2010 A (A-/A2)
1,705,000	3.000	08/01/15	1,743,601
Oxnard Community Development Commission Tax Allocation for HERO Project Area Series 2008 (AGM) (AA/A2)
120,000	5.000	09/01/16	128,849
Palm Desert Financing Authority RB Tax Allocation for Project Area No. 1 As Amended Series 2006 A (NATL-RE) (AA-/A3)
700,000	5.250	04/01/20	736,834
Palm Desert Financing Authority RB Tax Allocation for Project Area No. 1 As Amended Series 2007 A (NATL-RE) (AA-/A3)
100,000	5.000	04/01/16	103,854
Palm Desert Financing Authority Tax Allocation RB Refunding for Housing Set-Aside Series 2007 (NATL-RE) (NR/A3)
100,000	5.000	10/01/20	104,229
Palo Alto Limited Obligation Refunding & Improvement for University Avenue Area Off-Street Parking Assessment District Series 2012 (BBB/NR)
385,000	3.000	09/02/18	396,338
Pinole Redevelopment Agency Tax Allocation for Vista Redevelopment Project 3rd Subordinated Series 2004 A (AMBAC) (A-/WR)
100,000	4.500	08/01/18	100,107
Port of Oakland RB Refunding Intermediate Lien Series 2007 B (NATL-RE) (AA-/A3)
400,000	5.000	11/01/15	420,436
Poway Redevelopment Agency Tax Allocation for Paguay Redevelopment Project Series 2003 A (NATL-RE) (AA-/A3)
1,845,000	5.250	06/15/18	1,848,708
Rancho Cucamonga Redevelopment Agency Set Aside Allocation for Rancho Redevelopment Housing Series 2007 A (NATL-RE) (AA-/A3)
150,000	5.500	09/01/17	162,732
Roseville Finance Authority Special Tax Revenue Refunding Bonds Series 2012 (A/NR)
1,855,000	3.000	09/01/17	1,965,577

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Sacramento City Schools Joint Powers Financing Authority Lease RB Refunding Series 2014 A (BAM) (AA/NR)
$1,065,000	4.000%	03/01/17	$1,136,962
1,000,000	4.000	03/01/18	1,084,560
Sacramento County Regional Transit District Farebox RB Series 2012 (A/A2)
1,000,000	3.000	03/01/15	1,011,080
500,000	4.000	03/01/16	523,200
530,000	4.000	03/01/17	570,418
250,000	5.000	03/01/18	282,822
730,000	5.000	03/01/19	842,369
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE FGIC) (AA/Aa3)(d)
40,220,000	0.687	12/01/35	36,720,860
Salida Area Public Facilities Financing Agency Community Facilities District No. 1988-1 Special Tax Bonds Series 2011 (AGM) (AA/NR)
715,000	3.000	09/01/15	725,775
1,470,000	3.000	09/01/16	1,505,765
1,515,000	3.000	09/01/17	1,554,163
1,310,000	3.000	09/01/18	1,336,213
San Bernardino City Unified School District GO Bonds Refunding Series 2013 A (A/A2)
300,000	3.000	08/01/15	306,615
800,000	5.000	08/01/18	916,296
San Bernardino City Unified School District GO Bonds Refunding Series 2013 A (AGM) (AA/A2)
150,000	5.000	08/01/19	174,968
San Diego Redevelopment Agency Tax Allocation for Centre City Redevelopment Series 2006 A (AMBAC) (AA-/Baa3)
1,450,000	5.250	09/01/21	1,532,577
665,000	5.250	09/01/23	697,000
San Diego Redevelopment Agency Tax Allocation for Centre City Series 2004 A (XLCA) (A/Baa3)
115,000	5.250	09/01/15	115,319
150,000	5.250	09/01/16	150,396
300,000	5.000	09/01/17	300,750
San Francisco City & County Airport Commission San Francisco International Airport RB Refunding Second Series 2010 D (AGM) (AA/A1)
4,455,000	5.000	05/01/17	4,956,856
San Francisco City & County GO Bonds for Clean & Safe Neighborhood Parks Series 2012 B (AA+/Aa1)
2,750,000	4.000	06/15/19	3,118,335
San Francisco City & County Public Utilities Commission RB Refunding Series 2013 A (AA-/Aa3)
4,650,000	3.000	10/01/16	4,899,473
San Francisco City & County Redevelopment Financing Authority Tax Allocation for San Francisco Redevelopment Project Series 2003 B (NATL-RE FGIC) (AA-/A3)
250,000	5.250	08/01/17	250,280
San Jacinto Redevelopment Agency Tax Allocation for Redevelopment Project Area Series 2005 (XLCA) (A-/WR)
160,000	3.900	08/01/17	161,398

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
San Juan Unified School District Election of 2012 GO Bonds Series 2014 B (NR/Aa2)
$4,405,000	1.000%	08/01/16	$4,455,481
11,105,000	2.000	08/01/17	11,502,115
2,000,000	3.000	08/01/19	2,159,560
San Marcos Public Financing Authority Special Tax RB Refunding Series 2012 (A-/NR)
930,000	1.750	09/01/15	939,532
620,000	2.000	09/01/16	635,395
1,260,000	2.250	09/01/17	1,305,070
1,000,000	4.000	09/01/19	1,110,410
San Mateo Union High School District GO BANS Series 2012 (ETM) (SP-1+/NR)(e)(f)
5,000,000	0.000	02/15/15	4,996,900
San Mateo Union High School District GO Bonds Anticipation Notes Series 2011 (ETM) (SP-1+/NR)(e)(f)
4,500,000	0.000	02/15/15	4,497,210
San Ramon Valley Unified School District GO Bonds Series 1998 A (NATL-RE FGIC) (AA/Aa1)(f)
2,000,000	0.000	07/01/18	1,898,200
Simi Valley Community Development Agency Tax Allocation Refunding for Tapo Canyon and West End Project Series 2003 (NATL-RE FGIC) (AA-/A3)
600,000	5.250	09/01/18	601,572
Stockton Unified School District GO Bonds Refunding Series 2012 (A+/A2)
1,000,000	3.000	07/01/15	1,019,910
Stockton Unified School District GO Bonds Refunding Series 2012 (AGM) (AA/A2)
400,000	4.000	07/01/17	432,400
1,090,000	5.000	07/01/19	1,258,645
Temecula Public Financing Authority for Wolf Creek Community Facilities District 03-03 Series 2012 Special Tax Refunding Bonds (NR/NR)
830,000	2.000	09/01/15	832,391
825,000	3.000	09/01/16	843,818
600,000	3.000	09/01/17	618,942
Tobacco Securitization Authority Northern California Tobacco Settlement RB Asset-Backed Bonds Series 2005 A-1 (B+/B3)
1,220,000	4.750	06/01/23	1,206,287
Ukiah Unified School District GO Bonds Series 1997 (NATL-RE FGIC) (AA-/A1)(f)
2,000,000	0.000	08/01/16	1,963,500
University of California Regents Medical Center Pooled RB Refunding Series 2007 C (NATL-RE) (AA-/Aa3)(d)
3,500,000	0.767	05/15/30	3,163,300
Upland Community Redevelopment Agency Tax Allocation Refunding Series 2013 (AGM) (AA/A2)
1,805,000	2.000	09/01/15	1,832,400
Western Riverside Water and Wastewater Financing Authority Local Agency RB Refunding Series 2013 A-1 (BBB+/NR)
265,000	4.000	09/01/16	281,361
525,000	4.000	09/01/17	568,496

			451,710,760

State-Specific Municipal Debt Obligations – (continued)
Colorado – 0.5%
Denver Colorado City & County School District No. 1 Tax Exempt GO Bonds Series 2012 B (ST AID WITHHLDG) (AA-/Aa2)
$2,240,000	4.000%	12/01/15	$2,338,941
4,030,000	4.000	12/01/16	4,324,633
Denver Colorado Health and Hospital Authority Healthcare RB Refunding Series B (BBB/NR)(d)
9,000,000	1.257	12/01/33	7,920,540
Jefferson County School District No. R-1 GO Bonds Series 2012 (ST AID WITHHLDG) (AA-/Aa2)
1,750,000	3.000	12/15/16	1,843,625
Larimer County School District No. R-1 GO Refunding and Improvement Bonds Series 2012 (ST AID WITHHLDG) (NR/Aa2)
1,000,000	2.000	12/15/17	1,037,190
Plaza Metropolitan District No. 1 Tax Allocation Refunding Series 2013 (NR/NR)(b)
2,000,000	2.000	12/01/14	2,004,320
1,935,000	4.000	12/01/15	1,982,756
1,000,000	4.000	12/01/16	1,039,270

			22,491,275

Connecticut – 1.7%
Connecticut State GO Bonds Refunding Series 2006 E (AA/Aa3)
5,250,000	5.000	12/15/17	5,783,295
Connecticut State GO Bonds Series 2013 A (AA/Aa3)(d)
4,500,000	0.180	03/01/15	4,501,800
2,000,000	0.270	03/01/16	2,000,760
3,000,000	0.380	03/01/17	3,007,140
2,000,000	0.460	03/01/18	2,010,980
Connecticut State GO Bonds Series 2013 C (AA/Aa3)
7,555,000	5.000	07/15/19	8,854,838
Connecticut State Health & Educational Facilities Authority RB for Sacred Heart University Series 2012 H (AGM) (AA/A2)
1,695,000	4.000	07/01/15	1,730,036
1,830,000	4.000	07/01/16	1,923,696
1,000,000	2.000	07/01/17	1,004,790
1,260,000	4.000	07/01/18	1,340,589
Connecticut State Health & Educational Facilities Authority RB for Yale University Series 2010 A-4 (AAA/Aaa)(a)
19,345,000	5.000	02/12/15	19,688,761
New Haven GO Bonds Refunding Series 2012 A (BBB+/A3)
4,090,000	5.000	11/01/16	4,419,368
Town of Hamden GO Refunding Bonds Series 2013 (A/A3)
1,685,000	5.000	08/15/18	1,881,488
2,000,000	5.000	08/15/19	2,262,000
Trumbull GO Bonds Series 2012 (AA+/Aa2)
820,000	2.000	09/01/15	833,809
1,070,000	2.000	09/01/16	1,102,977
University of Connecticut GO Bonds Refunding Series 2011 A (GO OF UNIV) (AA/Aa3)
2,415,000	5.000	02/15/15	2,458,373
4,730,000	4.000	02/15/16	4,967,162

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Connecticut – (continued)
West Haven GO Refunding Bonds Series 2012 (AGM) (AA/A2)
$555,000	3.000%	08/01/15	$565,284
2,000,000	4.000	08/01/17	2,151,160
2,100,000	4.000	08/01/18	2,285,556

			74,773,862

Delaware – 0.4%
Delaware Municipal Electric Corp. RB Series 2011 (A/A2)
1,215,000	4.000	07/01/15	1,241,037
Delaware Transportation Authority Transportation System Senior RB Refunding Series 2010 A (AA+/Aa2)
1,900,000	5.000	07/01/19	2,231,987
Sussex County Delaware GO Bonds Refunding Series 2012 A (AA+/Aa1)
865,000	3.000	09/15/17	913,354
Sussex County Delaware GO Bonds Refunding Series 2012 B (AA+/Aa1)
1,435,000	4.000	09/15/17	1,558,955
University of Delaware RB Series 2013 A (AA+/Aa1)
2,945,000	3.000	11/01/15	3,034,705
3,025,000	3.000	11/01/16	3,177,248
4,265,000	3.000	11/01/17	4,540,263

			16,697,549

District of Columbia – 0.1%
District of Columbia GO Bonds Series 2004 A (AGM) (AA/Aa2)(e)
3,000,000	5.000	06/01/15	3,095,490

Florida – 5.2%
Atlantic Beach Health Care Facilities RB Refunding for Fleet Landing Project Series 2013 A (BBB/NR)
250,000	2.000	11/15/14	250,040
350,000	3.000	11/15/15	352,296
300,000	3.000	11/15/16	301,650
970,000	4.000	11/15/18	1,015,328
Century Parc Community Development District Special Assessment Refunding Series 2012 (A-/NR)
175,000	2.125	11/01/14	175,058
175,000	2.250	11/01/15	175,425
180,000	2.500	11/01/16	180,688
185,000	2.750	11/01/17	187,018
190,000	3.000	11/01/18	192,331
195,000	3.250	11/01/19	199,124
Citizens Property Insurance Corp. Senior Secured RB for High Risk Account Series 2007 A (NATL-RE) (AA-/A2)
6,235,000	5.000	03/01/17	6,873,277
Citizens Property Insurance Corp. Senior Secured RB for High Risk Account Series 2010 A-1 (A+/A2)
2,800,000	5.000	06/01/15	2,887,780
Citizens Property Insurance Corp. Senior Secured RB for High Risk Account Series 2011 A-1 (A+/A2)
27,000,000	5.000	06/01/16	28,993,140

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
CityPlace Community Development District Special Assessment RB Refunding Series 2012 (A/NR)
$885,000	5.000%	05/01/15	$902,815
615,000	5.000	05/01/17	661,955
1,375,000	5.000	05/01/18	1,505,309
1,890,000	5.000	05/01/19	2,098,410
Double Branch Community Development District Special Assessment Refunding Senior Lien Series 2013 A-1 (A-/NR)
250,000	1.875	05/01/16	247,595
500,000	2.125	05/01/17	494,235
250,000	2.400	05/01/18	244,613
250,000	2.700	05/01/19	245,550
250,000	3.000	05/01/20	242,845
Escambia County Florida Health Facilities Authority Health Care Facilities RB for Baptist Hospital, Inc. Project Series 2010 A (BBB+/A3)
2,365,000	5.000	08/15/15	2,441,390
Fishhawk Community Development District II Special Assessment Refunding Series 2013 A (A-/NR)
355,000	1.800	05/01/16	353,683
360,000	2.100	05/01/17	359,010
Florida Higher Educational Facilities Financing Authority RB for Nova Southeastern University Project Series 2012 A (BBB/Baa1)
150,000	4.000	04/01/15	152,454
825,000	3.000	04/01/17	860,145
500,000	5.000	04/01/18	557,010
500,000	5.000	04/01/19	563,940
Florida Hurricane Catastrophe Fund Finance Corp. RB Series 2010 A (ETM) (AA-/Aa3)(e)
20,550,000	5.000	07/01/15	21,286,512
Florida State Board of Education GO Bonds for Public Education Capital Outlay Series 2012 A (AAA/Aa1)
29,420,000	5.000	06/01/15	30,366,441
Florida State Municipal Power Agency RB for St. Lucie Project Series 2009 A (A/A2)
2,985,000	5.000	10/01/14	2,985,000
Florida State Municipal Power Agency RB for Stanton II Project Series 2009 A (A+/A1)
250,000	4.000	10/01/14	250,000
Florida State Municipal Power Agency RB for Stanton Project Series 2009 A (A+/A1)
890,000	5.000	10/01/14	890,000
Florida State Municipal Power Agency RB for Tri-City Project Series 2009 A (A+/A2)
290,000	3.000	10/01/14	290,000
Florida State Municipal Power Agency RB Refunding for St. Lucie Project Series 2002-1 (AMBAC) (A/A2)(d)
675,000	0.091	10/01/21	626,792
Florida State Municipal Power Agency RB Refunding for St. Lucie Project Series 2002-2 (AMBAC) (A/A2)(d)
5,325,000	0.138	10/01/21	4,944,714
Florida State Municipal Power Agency RB Refunding for St. Lucie Project Series 2002-3 (AMBAC) (A/A2)(d)
100,000	0.091	10/01/21	92,858

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Highlands County Florida Health Facilities Authority RB Refunding for Adventist Health System/Sunbelt Obligated Group Series 2009 E (AA-/Aa2)
$1,000,000	5.000%	11/15/15	$1,053,740
Island at Doral Community Development District Special Assessment Refunding Series 2013 (A-/NR)
345,000	1.750	05/01/15	343,465
Jacksonville Florida Special RB Series 2010 B-1 (ETM) (AA-/Aa3)(e)
4,415,000	5.000	10/01/14	4,415,000
Lakeland Hospital RB for Lakeland Regional Health System Series 2011 (NR/A2)
5,020,000	5.000	11/15/16	5,424,060
6,315,000	5.000	11/15/17	6,989,505
6,250,000	5.000	11/15/18	6,937,625
Leon County School District Sales Tax RB Series 2014 (AA/Aa3)
2,000,000	3.000	09/01/15	2,051,320
Manatee County Florida Public Utilities RB Refunding Series 2011 (AA+/Aa2)
1,180,000	4.000	10/01/16	1,260,641
Mediterra South Community Development District Capital Improvement RB Refunding Series 2012 (BBB+/NR)
255,000	3.100	05/01/15	255,535
265,000	3.400	05/01/16	266,333
275,000	3.600	05/01/17	277,967
285,000	3.800	05/01/18	289,190
Miami Beach Health Facilities Authority Hospital RB Refunding for Mount Sinai Medical Center Series 2012 (BBB/Baa1)
1,750,000	4.000	11/15/17	1,909,005
2,220,000	4.000	11/15/18	2,448,216
Miami Special Obligation Non-Ad Valorem RB for Port of Miami Tunnel Project Series 2012 (BBB+/A3)(b)
2,150,000	3.000	03/01/16	2,197,279
2,210,000	4.000	03/01/17	2,350,622
2,300,000	4.000	03/01/18	2,495,293
2,390,000	5.000	03/01/19	2,710,714
2,510,000	5.000	03/01/20	2,868,001
2,635,000	5.000	03/01/21	3,067,035
2,770,000	5.000	03/01/22	3,177,245
Miami Special Obligation Refunding Series 2011 A (AGM) (AA/A2)
830,000	5.000	02/01/17	912,461
Miami-Dade County School Board COPS Series 2011 B (A/A1)(a)
3,000,000	5.000	05/01/16	3,213,870
Miami-Dade County School Board COPS Series 2012 A (A/A1)(a)
7,595,000	5.000	08/01/16	8,109,030
Miami-Dade County Special Obligation RB Refunding Series 2012 A (A+/A2)
1,675,000	3.000	10/01/14	1,675,000
500,000	4.000	10/01/15	518,100

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Orlando Florida Community Redevelopment Agency Tax Increment RB Refunding for Conroy Road District Series 2012 (A-/NR)
$580,000	5.000%	04/01/15	$590,109
1,130,000	4.000	04/01/16	1,168,703
1,180,000	5.000	04/01/17	1,273,208
1,245,000	5.000	04/01/18	1,366,923
Osceola County School Board COPS Series 2013 A (A/Aa3)
1,000,000	4.000	06/01/16	1,059,020
500,000	4.000	06/01/17	539,425
Palm Beach County Health Facilities Authority Hospital RB Refunding for Jupiter Medical Center, Inc. Project Series 2013 A (BBB+/Baa2)
350,000	4.000	11/01/14	350,777
400,000	4.000	11/01/15	410,780
370,000	4.000	11/01/16	387,915
720,000	4.000	11/01/17	770,119
630,000	4.000	11/01/18	682,700
Palm Beach County School Board COPS Refunding Series 2005 A (AGM) (AA/Aa3)
2,085,000	5.000	08/01/17	2,162,916
Palm Beach County School Board COPS Refunding Series 2011 A (AA-/Aa3)(a)
3,650,000	5.000	08/01/16	3,945,650
Parklands Lee Community Development District Special Assessment Refunding Senior Lien Series 2013 A-1 (A-/NR)
125,000	1.750	05/01/15	125,114
135,000	2.000	05/01/16	135,020
130,000	2.125	05/01/17	130,048
135,000	2.250	05/01/18	134,355
140,000	2.875	05/01/19	136,616
Polk County Florida RB Refunding for Capital Improvement Series 2010 (AA/A1)
1,000,000	3.000	12/01/15	1,031,030
Portofino Isles Community Development District Special Assessment Refunding Series 2013 (BBB-/NR)
210,000	1.750	05/01/15	209,855
215,000	2.000	05/01/16	214,467
220,000	2.250	05/01/17	219,780
225,000	2.625	05/01/18	224,883
230,000	3.000	05/01/19	231,764
Sarasota County School Board COPS for Master Lease Program Series 2010 B (AA-/Aa3)
1,400,000	3.000	07/01/15	1,428,938
Sausalito Bay Community Development District Special Assessment Refunding Series 2013 (A-/NR)
85,000	1.625	05/01/15	84,929
90,000	1.875	05/01/16	89,743
90,000	2.125	05/01/17	89,853
95,000	2.500	05/01/18	94,838
90,000	2.750	05/01/19	90,038
100,000	3.000	05/01/20	99,744
South Florida Water Management District Leasing Corp. COPS Series 2006 (AMBAC) (AA/Aa3)
12,375,000	5.000	10/01/17	13,504,714

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
South-Dade Venture Community Development District Special Assessment RB Refunding Series 2012 (BBB-/NR)
$295,000	3.250%	05/01/15	$295,905
305,000	3.500	05/01/16	307,333
320,000	3.750	05/01/17	325,667
330,000	4.000	05/01/18	339,303
345,000	4.125	05/01/19	356,996
375,000	4.375	05/01/21	384,360
390,000	4.500	05/01/22	401,856
Spicewood Community Development District Special Assessment Refunding Series 2013 (BBB/NR)
105,000	1.875	05/01/15	104,856
105,000	2.125	05/01/16	104,603
110,000	2.250	05/01/17	109,589
110,000	2.500	05/01/18	109,514
115,000	2.875	05/01/19	115,662
Tampa Tax Allocation RB Refunding Cigarette – H. Lee Moffitt Cancer Center Series 2012 A (A+/A1)
400,000	3.000	09/01/15	409,892
560,000	3.000	09/01/16	586,482
425,000	4.000	09/01/17	462,256
Trails at Monterey Community Development District Special Assessment Refunding Series 2012 (A-/NR)
100,000	2.250	05/01/15	100,063
105,000	2.500	05/01/16	105,834
105,000	2.750	05/01/17	105,650
110,000	3.000	05/01/18	110,817
110,000	3.250	05/01/19	111,543
115,000	3.500	05/01/20	116,278
115,000	3.750	05/01/21	115,130
125,000	3.875	05/01/22	125,609
125,000	4.000	05/01/23	125,991
135,000	4.125	05/01/24	136,442
140,000	4.150	05/01/25	141,358
145,000	4.250	05/01/26	147,250
Venetian Isles Community Development District Special Assessment RB Refunding Series 2013 (A+/NR)
215,000	1.750	05/01/15	215,159
220,000	2.000	05/01/16	220,066
225,000	2.125	05/01/17	224,298
230,000	2.500	05/01/18	226,730
235,000	2.875	05/01/19	229,710
240,000	3.000	05/01/20	232,896
Village Community Development District No. 5 Special Assessment Refunding Phase I Series 2013 (A/NR)
535,000	3.000	05/01/15	538,852
555,000	3.000	05/01/16	563,658
Wyndam Park Community Development District Special Assessment Refunding Series 2013 (A-/NR)
85,000	1.750	05/01/15	84,927
90,000	2.000	05/01/16	89,694
90,000	2.125	05/01/17	89,786
95,000	2.250	05/01/18	94,739
95,000	2.875	05/01/19	95,019

			224,408,430

State-Specific Municipal Debt Obligations – (continued)
Georgia – 2.6%
Burke County Development Authority Pollution Control RB for Georgia Transmission Corporation Vogtle Project Series 2012 (AA-/A1)(a)
$6,000,000	1.250%	05/01/15	$6,020,700
Carroll City-County Hospital Authority Revenue Anticipation Certificates for Tanner Medical Center, Inc. Project Series 2010 (CNTY GTD) (AA/Aa2)
1,530,000	4.000	07/01/16	1,611,350
Cobb County Kennestone Hospital Authority RB Refunding Anticipation Certificates Series 2012 (AA-/Aa3)
825,000	3.000	04/01/15	836,575
1,045,000	4.000	04/01/16	1,101,806
790,000	4.000	04/01/17	849,463
Cobb County-Marietta Water Authority RB Series 2009 (AAA/Aaa)
2,850,000	5.000	11/01/14	2,861,571
Colquitt County School District Sales Tax GO Bonds Series 2013 (ST AID WITHHLDG) (NR/Aa1)
1,650,000	4.000	01/01/17	1,767,579
DeKalb County Water and Sewerage RB Second Resolution Series 2011 A (A+/Aa3)
200,000	2.000	10/01/14	200,000
1,500,000	5.000	10/01/16	1,633,470
Dougherty County School District Sales Tax GO Bonds for Georgia State Aid Intercept Program Series 2013 (ST AID WITHHLDG) (NR/Aa1)
2,055,000	5.000	12/01/17	2,328,007
Douglas County School District GO Bonds Refunding Series 2012 (ST AID WITHHLDG) (AA+/Aa2)
2,985,000	4.000	04/01/17	3,228,158
Fulton County Development Authority RB Refunding for Spelman College Series 2012 (NR/A1)
1,010,000	4.000	06/01/18	1,087,255
Gainesville Georgia School District GO Bonds Series 2011 (ST AID WITHHLDG) (AA+/NR)
2,595,000	3.000	12/01/14	2,607,430
2,500,000	4.000	12/01/15	2,610,725
Georgia State GO Bonds Refunding Series 2005 B (AAA/Aaa)
7,950,000	5.000	07/01/17	8,234,928
Georgia State GO Bonds Refunding Series 2011 E-2 (AAA/Aaa)
9,325,000	4.000	09/01/16	9,970,850
11,495,000	4.000	09/01/17	12,621,165
Gwinnett County School District Sales Tax GO Bonds Series 2012 A (AAA/Aaa)
15,765,000	4.500	10/01/17	17,581,916
Henry County School District GO Bonds Series 2012 (ST AID WITHHLDG) (AA+/Aa1)
4,000,000	2.000	12/01/15	4,083,440
Jackson County School District GO Bonds Refunding Series 2012 (ST AID WITHHLDG) (AA+/Aa2)
3,030,000	5.000	03/01/17	3,344,029
4,215,000	5.000	03/01/18	4,785,079
Metropolitan Atlanta Rapid Transit Authority RB Series 2000 A (AAA/Aa2)(a)
7,700,000	0.340	07/01/17	7,700,000

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Georgia – (continued)
Public Gas Partners, Inc. RB Series 2009 A (A+/A3)
$6,130,000	5.000%	10/01/15	$6,396,410
Richmond County Board of Education GO Bonds for Sales Tax Series 2012 (ST AID WITHHLDG) (AA+/Aa1)
2,500,000	5.000	10/01/16	2,721,925
2,000,000	3.000	10/01/17	2,127,480
Thomas County School District Sales Tax GO Bonds Series 2012 (ST AID WITHHLDG) (AA+/NR)
2,655,000	4.000	03/01/17	2,865,435

			111,176,746

Hawaii – 0.1%
Hawaii State GO Bonds Refunding Series 2003 DT (AA/Aa2)
4,000,000	4.000	11/01/14	4,012,880
Honolulu City and County Wastewater System RB Senior First Bond Resolution Series 2012 A (AA/Aa2)
2,400,000	2.000	07/01/17	2,483,328

			6,496,208

Idaho – 0.1%
Boise City Independent School District GO Bonds Refunding Series 2012 B (AA/Aa1)
1,000,000	3.000	08/01/17	1,065,730
2,095,000	4.000	08/01/18	2,337,957
Kootenai County School District No. 271 GO Bonds Series 2012 A (SCH BD GTY) (NR/Aa1)
1,960,000	2.000	09/15/16	2,020,074

			5,423,761

Illinois – 7.6%
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL-RE FGIC) (AA-/A3)(f)
8,990,000	0.000	12/01/16	8,721,109
Chicago Illinois Board of Education GO Bonds Refunding Capital Appreciation for School Reform Series 1999 A (NATL-RE FGIC) (AA-/A3)(f)
2,500,000	0.000	12/01/15	2,473,200
8,435,000	0.000	12/01/16	8,182,709
Chicago Illinois GO Bonds Refunding Series 2005 A (ETM) (AGM) (AA/A2)(e)
5,000,000	5.000	01/01/15	5,059,000
Chicago Illinois GO Bonds Refunding Series 2012 C (A+/Baa1)
4,610,000	5.000	01/01/22	5,024,255
Chicago Illinois GO Bonds Series 2010 A (A+/Baa1)
2,500,000	5.000	12/01/16	2,677,575
Chicago Illinois Midway Airport Second Lien RB Refunding Series 2014 B (A-/A3)
400,000	5.000	01/01/19	459,132
Chicago Illinois Midway Airport Second Lien RB Series 2010 B (A-/A3)(e)
4,120,000	5.000	01/01/15	4,168,616
Chicago Illinois O’Hare International Airport RB Series 2008 A (AGM) (AA/A2)
6,275,000	5.000	01/01/15	6,346,660

State-Specific Municipal Debt Obligations – (continued)
Illinois – (continued)
Chicago Illinois Public Building Commission RB Refunding Series 2006 (AMBAC) (A+/A2)
$1,000,000	5.000%	03/01/15	$1,017,240
Chicago Illinois Water RB Refunding Second Lien Project Series 2012 (AA-/A3)
550,000	4.000	11/01/16	587,961
Cook County Illinois GO Refunding Bonds Series 2012 C (AA/A1)
1,500,000	5.000	11/15/19	1,717,005
1,000,000	4.000	11/15/20	1,081,030
Glenview GO Refunding Bonds Series 2012 B (NR/Aaa)
1,245,000	4.000	12/01/16	1,331,017
1,295,000	4.000	12/01/17	1,411,770
1,365,000	4.000	12/01/18	1,510,291
Glenview GO Refunding Bonds Series 2012 C (NR/Aaa)
1,365,000	2.000	12/01/14	1,369,204
1,440,000	2.000	12/01/15	1,468,008
1,650,000	3.000	12/01/17	1,745,007
Illinois Educational Facilities Authority RB for University of Chicago Series 2001 B-2 (AA/Aa2)(a)
2,000,000	1.875	02/12/15	2,011,840
Illinois Finance Authority RB Refunding for Resurrection Health Care Corp. Series 2009 (BBB+/Baa2)
4,400,000	5.250	05/15/15	4,496,976
Illinois GO Bonds Series 2005 (AGM) (AA/A2)
1,095,000	4.250	09/01/18	1,124,258
Illinois State Build Illinois Sales Tax RB Series 2011 (AAA/NR)
2,385,000	4.000	06/15/17	2,599,817
Illinois State GO Bonds First Series 2001 (AGM) (AA/A2)
1,900,000	5.500	05/01/15	1,955,062
Illinois State GO Bonds Refunding Series 2006 (A-/A3)
7,750,000	5.000	01/01/15	7,835,018
Illinois State GO Bonds Refunding Series 2007 B (A-/A3)
1,000,000	5.000	01/01/16	1,048,560
Illinois State GO Bonds Refunding Series 2009 A (A-/A3)
16,000,000	4.000	09/01/20	16,760,800
Illinois State GO Bonds Refunding Series 2010 (A-/A3)
7,305,000	5.000	01/01/17	7,907,589
12,340,000	5.000	01/01/18	13,595,101
15,990,000	5.000	01/01/20	17,784,878
Illinois State GO Bonds Refunding Series 2010 (AGM) (AA/A2)
3,550,000	5.000	01/01/16	3,724,660
Illinois State GO Bonds Refunding Series 2010 (AGM) (AA/A2)
6,725,000	5.000	01/01/15	6,799,648
Illinois State GO Bonds Refunding Series 2012 (A-/A3)
5,400,000	5.000	08/01/15	5,598,612
6,250,000	5.000	08/01/16	6,682,687
7,295,000	5.000	08/01/19	8,136,916
Illinois State GO Bonds Series 2002 (NATL-RE) (AA-/A3)
2,710,000	5.500	08/01/15	2,820,839
Illinois State GO Bonds Series 2003 A (A-/A3)
7,525,000	5.000	10/01/16	7,551,789
Illinois State GO Bonds Series 2012 (A-/A3)
14,360,000	4.000	01/01/19	15,287,512
Illinois State GO Bonds Series 2012 A (A-/A3)
10,085,000	3.000	01/01/18	10,477,508

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Illinois – (continued)
Illinois State GO Bonds Series 2013 (A-/A3)
$9,070,000	5.000%	07/01/17	$9,953,690
Illinois State GO Bonds Series 2013 A (A-/A3)
1,750,000	5.000	04/01/17	1,907,518
Illinois State GO Bonds Series 2014 (A-/A3)
4,490,000	5.000	04/01/17	4,894,145
Illinois Unemployment Insurance Fund Building Receipts RB Series 2012 A (AA/NR)
6,500,000	5.000	06/15/16	7,011,810
Illinois Unemployment Insurance Fund Building Receipts RB Series 2012 B (AA/NR)
7,500,000	5.000	12/15/17	8,227,050
11,980,000	5.000	06/15/18	13,135,711
McHenry and Lake County Community Highschool No. 156 GO Bonds Refunding Series 2013 (NR/Aa2)
2,245,000	3.000	02/01/17	2,331,163
2,690,000	3.000	02/01/18	2,816,887
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 1994 (NATL-RE) (AAA/A3)(f)
3,000,000	0.000	06/15/15	2,978,700
Quad Cities Regional Economic Development Authority RB for Augustana College Series 2012 (NR/Baa1)
840,000	3.000	10/01/17	858,388
Railsplitter Tobacco Settlement Authority Tobacco Settlement RB Series 2010 (A/NR)
5,030,000	5.000	06/01/15	5,178,133
11,350,000	4.125	06/01/16	11,942,357
4,000,000	5.000	06/01/16	4,266,320
10,000,000	5.000	06/01/17	11,025,400
Regional Transportation Authority Illinois Refunding Series 2011 A (AGM) (GO OF AUTH) (AA/Aa3)
13,420,000	5.000	06/01/16	14,387,448
13,545,000	5.000	06/01/17	15,062,582
Springfield Electric RB Senior Lien Series 2007 (NATL-RE) (AA-/A3)
7,500,000	5.000	03/01/19	8,154,675

			324,682,836

Indiana – 0.9%
City of Whiting Environmental Facilities RB for BP Products North America, Inc. Project Series 2008 (A/A2)(a)
15,000,000	1.850	10/01/19	15,000,000
Delaware County Indiana Hospital Authority RB Refunding for Ball Memorial Hospital, Inc. Obligated Group Series 2009 A (NR/A3)
1,085,000	5.500	08/01/17	1,209,178
4,535,000	5.625	08/01/18	5,208,176
Indiana Finance Authority Hospital RB for Indiana University Health Obligated Group Series 2012 A (A/A2)
520,000	5.000	05/01/17	570,284
855,000	5.000	05/01/20	988,748
Indiana Finance Authority Hospital RB for University Health Obligated Group Series 2011 N (AA-/Aa3)
2,000,000	4.000	03/01/15	2,031,640

State-Specific Municipal Debt Obligations – (continued)
Indiana – (continued)
Indiana Health Facility Financing Authority RB for Ascension Health Credit Group Series 2001 A-2 (AA+/Aa2)(a)
$4,590,000	1.600%	02/01/17	$4,673,446
Indiana Health Facility Financing Authority RB for Ascension Health Subordinate Credit Group Residual I Series 2010-3224 (AA/NR)(b)(c)
850,000	30.046	11/01/27	1,268,829
Indiana State Finance Authority RB for Community Foundation of Northwest Indiana Obligated Group Series 2012 (A-/NR)
800,000	5.000	03/01/18	892,760
500,000	5.000	03/01/19	565,505
650,000	5.000	03/01/20	739,154
Indianapolis Thermal Energy System First Lien RB Refunding Series 2010 B (AGM) (AA/A2)
3,905,000	5.000	10/01/15	4,086,309

			37,234,029

Iowa – 0.2%
Iowa Finance Authority Health Facilities RB for Mercy Medical Center Projects Series 2012 (A+/A2)
400,000	4.000	08/15/15	410,888
440,000	4.000	08/15/16	463,421
1,400,000	4.000	08/15/17	1,509,298
Iowa Finance Authority State Revolving Fund RB Series 2013 (AAA/Aaa)
1,000,000	1.500	08/01/16	1,020,560
1,000,000	5.000	08/01/18	1,152,280
Iowa State University of Science and Technology RB Refunding for Memorial Union Series 2013 (AA/Aa2)
1,040,000	1.500	07/01/16	1,060,228
1,055,000	1.500	07/01/17	1,080,510
State University of Iowa Athletic Facilities RB Series 2010 S.U.I. (AA-/Aa2)
450,000	2.500	07/01/15	457,830

			7,155,015

Kansas – 1.0%
Kansas Department of Transportation Highway RB Refunding Series 2012 A-3 (AAA/Aa2)(d)
9,000,000	0.340	09/01/15	9,019,620
Kansas Development Finance Authority Hospital RB for Adventist Health System/Sunbelt Obligated Group Series 2009 D (AA-/Aa2)
225,000	5.000	11/15/14	226,341
Kansas Development Finance Authority RB for University of Kansas Housing System Project Series 2010 A (AA/Aa2)
1,000,000	3.000	11/01/14	1,002,400
Olathe Health Facilities RB for Medical Center Series 2012 B (A+/NR)(a)
3,000,000	2.000	03/01/17	3,051,270
Wichita GO Bonds Series 811 (AA+/Aa1)(g)
5,405,000	5.000	06/01/18	6,205,480

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Kansas – (continued)
Wichita GO Refunding Bonds Series 2012 A (AA+/Aa1)
$2,465,000	3.000%	09/01/16	$2,588,349
2,550,000	4.000	09/01/17	2,799,033
2,640,000	3.000	09/01/18	2,849,405
2,585,000	4.000	09/01/19	2,922,575
Wichita GO Sales Tax Bonds Series 2012 D (AA+/Aa1)
1,015,000	3.000	10/01/15	1,043,735
1,035,000	3.000	10/01/16	1,088,830
1,075,000	3.000	10/01/17	1,150,787
1,130,000	3.000	10/01/19	1,224,310
Wyandotte County/Kansas City Unified Government RB for Utility System Improvement Series 2011 A (A+/NR)
2,340,000	3.500	09/01/16	2,472,889
Wyandotte County/Kansas City Unified Government RB Refunding Sales Tax Special Obligation for Redevelopment Project Area B Sub Lien Series 2012 (AA-/NR)
2,000,000	4.000	12/01/15	2,080,700
1,400,000	5.000	12/01/16	1,523,816

			41,249,540

Kentucky – 1.5%
Kentucky Economic Development Finance Authority RB for Catholic Health Initiatives Series 2009 B (A+/A1)(a)
10,000,000	5.000	11/11/14	10,051,600
Kentucky Public Transportation Infrastructure Authority Subordinate Toll Revenue BANS for Downtown Crossing Project Series 2013 A (BBB-/Baa3)
15,000,000	5.000	07/01/17	16,602,750
Kentucky State Property and Buildings Commission for Project 100 RB Refunding Series 2011 A (A+/Aa3)
1,350,000	5.000	08/01/16	1,462,455
5,040,000	4.000	08/01/17	5,501,866
Kentucky State Property and Buildings Commission for Project 99 RB Refunding Series 2010 A (A+/Aa3)
4,480,000	5.000	11/01/18	5,207,910
Louisville Regional Airport Authority Airport System RB Refunding Series 2014 A (AMT) (A+/NR)
250,000	3.000	07/01/16	260,617
Louisville/Jefferson County Metro Government Environmental Facilities RB Refunding for Louisville Gas and Electric Company Project Series 2003 A (A-/A1)(a)
10,000,000	1.150	06/01/17	10,005,200
Louisville/Jefferson County Metro Government GO Bonds Refunding Series 2010 D (AA+/Aa1)
2,875,000	3.000	10/01/14	2,875,000
Louisville/Jefferson County PCRB for Louisville Gas & Electric Company Project Series 2003 A (A-/A1)(a)
10,500,000	1.650	04/03/17	10,665,480

			62,632,878

Louisiana – 1.7%
Baton Rouge Louisiana Public Improvement Sales Tax RB Refunding Series 2010 B (AAA/Aa2)
500,000	3.000	08/01/15	511,785

State-Specific Municipal Debt Obligations – (continued)
Louisiana – (continued)
East Baton Rouge Sewerage Commission RB LIBOR Series 2011 A (AA-/Aa3)(a)
$15,000,000	0.610%	08/01/18	$15,053,400
Ernest N. Morial New Orleans Exhibition Hall Authority Special Tax Refunding Bonds Series 2012 (A+/A2)
400,000	2.000	07/15/15	405,252
585,000	3.000	07/15/15	597,256
350,000	2.000	07/15/16	356,419
1,830,000	3.000	07/15/16	1,895,843
375,000	2.000	07/15/17	384,847
1,740,000	4.000	07/15/17	1,880,923
680,000	2.000	07/15/18	693,716
1,040,000	4.000	07/15/18	1,137,271
1,000,000	5.000	07/15/19	1,141,570
Greater New Orleans Expressway Commission RB Refunding Series 2009 (ASSURED GTY) (AA/A3)
205,000	2.750	11/01/14	205,379
Jefferson Parish Sales Tax RB Refunding School Series 2012 (AA/NR)
1,570,000	3.000	02/01/16	1,625,060
1,015,000	3.000	02/01/17	1,066,877
1,565,000	3.000	02/01/18	1,662,421
Louisiana Citizens Property Insurance Corp. RB Series 2006 B (AMBAC) (A-/A3)
2,955,000	5.000	06/01/16	3,175,709
Louisiana Local Government Environmental Facilities & Community Development Authority RB for BRCC Facilities Corp. Project Series 2011 (AGM) (AA/A1)
1,250,000	3.000	12/01/16	1,310,175
Louisiana Local Government Environmental Facilities & Community Development Authority RB for LCTCS Facilities Corp. Project Series 2011 (AA-/A1)(f)
1,500,000	0.000	10/01/15	1,487,850
Louisiana Local Government Environmental Facilities & Community Development Authority RB for Parish of East Baton Rouge Road Improvements Project Series 2012 (AA/Aa3)
1,315,000	3.000	08/01/15	1,340,800
Louisiana Public Facilities Authority RB for Hurricane Recovery Program Series 2007 (AGC-ICC) (AA/Aa3)(e)
8,250,000	5.000	06/01/17	9,218,468
Louisiana State Offshore Terminal Authority Deepwater Port RB for LOOP LLC Project Series 2007 B-1A1 (BBB/A3)(a)
3,000,000	1.375	10/01/16	3,037,620
Louisiana State Offshore Terminal Authority Deepwater Port RB for LOOP LLC Project Series 2010 B-2 (BBB/NR)(a)
4,845,000	2.100	10/01/14	4,845,000
New Orleans Audubon Commission for Aquarium Tax Bonds Series 2011 (A/NR)
500,000	5.000	10/01/16	530,295
2,825,000	5.000	10/01/17	3,057,272
New Orleans GO Bonds Refunding Series 2012 (BBB+/A3)
1,295,000	3.000	12/01/14	1,299,727
1,805,000	4.000	12/01/15	1,868,825
4,145,000	4.000	12/01/16	4,361,742
4,030,000	4.000	12/01/17	4,290,942

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Louisiana – (continued)
New Orleans Regional Transit Authority Sales Tax RB Series 2010 (AGM) (AA/Aa3)
$500,000	4.000%	12/01/15	$518,390
610,000	4.000	12/01/16	647,533
St. Tammany Parish Hospital Service District No. 1 RB Refunding Project Series 2011 (A-/NR)
1,800,000	2.300	07/01/15	1,811,268
Terrebonne Parish Louisiana Hospital Service District No. 1 RB Refunding for Terrebonne General Medical Center Project Series 2010 (A+/A2)
420,000	4.000	04/01/16	438,900

			71,858,535

Maine – 0.2%
Finance Authority of Maine Solid Waste Disposal RB for Waste Management, Inc. Project RMKT 11/10/04 Series 2004 (A-/NR)
3,125,000	3.800	11/01/15	3,243,969
Maine State Housing Authority Mortgage Purchase Bonds Series 2011 E (AA+/Aa1)
2,700,000	1.350	11/15/14	2,701,863
2,455,000	1.700	11/15/15	2,475,941

			8,421,773

Maryland – 2.0%
Baltimore County Maryland GO Bonds 74th Issue for Metropolitan District Public Improvement Series 2011 (AAA/Aaa)
2,500,000	4.000	02/01/16	2,623,500
9,000,000	5.000	02/01/17	9,940,500
Baltimore RB Refunding for Projects Series 2002 B (NATL-RE FGIC) (AA/Aa2)(d)
225,000	0.075	07/01/32	201,814
16,250,000	0.060	07/01/37	14,540,346
Baltimore RB Refunding for Wastewater Projects Subseries 2002 C (NATL-RE FGIC) (AA-/Aa3)(d)
11,150,000	0.090	07/01/37	9,957,380
Carroll County Maryland Consolidated Public Improvement and Refunding Bonds Series 2011 (AAA/Aa1)
2,075,000	5.000	11/01/17	2,348,236
3,055,000	4.000	11/01/18	3,426,794
Charles County Maryland GO Bonds Refunding Series 2011 (AAA/Aa1)
2,365,000	4.000	11/01/15	2,462,485
1,115,000	4.000	11/01/16	1,197,488
5,405,000	4.000	11/01/17	5,952,364
Harford County Maryland GO Bonds for Consolidated Public Improvement Series 2009 (AAA/Aaa)
1,170,000	2.250	07/01/16	1,208,832
Maryland State Health & Higher Educational Facilities Authority RB for MedStar Health Issue Series 2011 (A-/A2)
2,325,000	4.000	08/15/15	2,398,168
3,445,000	4.000	08/15/16	3,660,071
Maryland State Transportation Authority Grant and Revenue Anticipation Bonds Series 2008 (AAA/Aa1)
4,500,000	5.250	03/01/15	4,595,040

State-Specific Municipal Debt Obligations – (continued)
Maryland – (continued)
Montgomery County Maryland GO Bonds Refunding for Consolidated Public Improvement Series 2012 B (AAA/Aaa)
$5,350,000	5.000%	11/01/16	$5,857,501
University of Maryland RB Refunding Revolving Loan Series 2003 A (AA+/Aa1)(a)
2,010,000	1.250	06/01/18	2,019,347
Washington Suburban Sanitary District Consolidated Public Improvement GO Bonds Series 2012 (AAA/Aaa)
12,500,000	5.000	06/01/16	13,466,125

			85,855,991

Massachusetts – 2.6%
Massachusetts Development Finance Agency RB for Boston University Series 2008 U-1 (A/A1)(a)
7,000,000	0.620	03/30/17	7,002,730
Massachusetts Development Finance Agency RB for Partners HealthCare System Series 2014 M-5 (AA/Aa2)(a)
19,860,000	0.590	01/30/18	19,892,967
Massachusetts State Department of Transportation Senior RB for Metropolitan Highway System Series 2010 B (A+/A3)
4,000,000	5.000	01/01/15	4,046,600
Massachusetts State Development Finance Agency RB for Boston University Series 2009 V-2 (A/A1)
4,000,000	2.875	10/01/14	4,000,000
Massachusetts State Development Finance Agency RB for Partners HealthCare System Issue Series 2012 L (AA/Aa2)
400,000	5.000	07/01/15	414,460
300,000	5.000	07/01/16	324,183
Massachusetts State Development Finance Agency RB Refunding for Boston University Issue Series Z-1 (A/A1)
10,000,000	1.500	08/01/19	10,023,200
Massachusetts State GO Bonds Consolidated Loan Series 2007 A (NATL-RE FGIC) (AA+/Aa1)(d)
15,000,000	0.731	05/01/37	14,401,800
Massachusetts State GO Bonds Consolidated Loan Series 2012 A (BHAC-CR) (FGIC) (AA+/Aa1)(d)
26,250,000	0.731	05/01/37	25,463,550
Massachusetts State GO Bonds Consolidated Loan Series 2012 D (AA+/Aa1)(d)
7,000,000	0.470	01/01/18	7,027,020
Massachusetts State GO Bonds Refunding Series 2013 A (AA+/Aa1)(d)
6,000,000	0.400	02/01/17	6,012,000
Massachusetts State GO Refunding Bonds Series 2007 A (AA+/Aa1)(d)
8,000,000	0.711	11/01/25	7,914,080
Massachusetts State Health & Educational Facilities Authority RB for Amherst College Series 2009 K-2 (AA+/Aaa)(a)
2,825,000	1.700	11/01/16	2,869,070

			109,391,660

Michigan – 3.9%
Detroit Michigan Sewage Disposal System RB Refunding Senior Lien Series 2004 A (AGM) (AA/A2)
2,990,000	5.250	07/01/20	3,465,500

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Michigan – (continued)
Detroit Michigan Water Supply System RB Senior Lien Series 2005 C (NATL-RE FGIC) (AA-/A3)
$3,000,000	5.000%	07/01/16	$3,091,020
Detroit Michigan Water Supply System RB Senior Lien Series 2011 A (BBB+/Ba2)
700,000	5.000	07/01/15	722,141
500,000	5.000	07/01/16	532,785
1,295,000	5.000	07/01/17	1,424,111
Detroit Wayne County Stadium Authority RB Refunding Series 2012 (BBB-/Baa3)
500,000	5.000	10/01/14	500,000
1,100,000	5.000	10/01/18	1,199,110
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Sewage Disposal System RB Refunding Local Project Bonds Senior Lien Series 2014 C-3 (AGM) (AA/A2)
5,125,000	5.000	07/01/21	5,853,980

Michigan Finance Authority Local Government Loan Program
RB for Detroit Water and Sewerage Department Sewage
Disposal System RB Refunding Local Project Bonds Senior
Lien Series 2014 C-5 (NATL-RE FGIC) (AA-/A3)

5,570,000	5.000	07/01/17	6,125,329
1,500,000	5.000	07/01/18	1,680,540
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Water Supply System RB Refunding Local Project Bonds Senior Lien Series 2014 D-1 (AGM) (AA/A2)
3,165,000	5.000	07/01/20	3,625,951
10,000,000	5.000	07/01/21	11,422,400
9,225,000	5.000	07/01/22	10,539,101
5,000,000	5.000	07/01/23	5,722,550

Michigan Finance Authority Local Government Loan Program
RB for Detroit Water and Sewerage Department Water Supply
System RB Refunding Local Project Bonds Senior Lien
Series 2014 D-3 (NATL-RE FGIC) (AA-/A3)

7,410,000	5.000	07/01/18	8,301,868
5,000,000	5.000	07/01/19	5,661,050
1,390,000	5.000	07/01/20	1,581,194
Michigan Finance Authority Local Government Loan Program RB for Public Lighting Authority Local Project Bonds Series 2014 B (A-/NR)
1,530,000	3.000	07/01/16	1,587,635
1,400,000	4.000	07/01/18	1,524,278
1,125,000	5.000	07/01/19	1,280,284
1,200,000	5.000	07/01/20	1,376,856
Michigan Finance Authority RB for Detroit School District Series 2011 (A+/NR)
7,500,000	5.250	06/01/17	8,148,750
Michigan Finance Authority RB for Unemployment Obligation Assessment Series 2012 A (AAA/Aaa)
11,135,000	5.000	07/01/15	11,539,200
Michigan Finance Authority RB Refunding for Detroit School District Series 2012 (A+/NR)
1,375,000	4.000	06/01/17	1,442,237

State-Specific Municipal Debt Obligations – (continued)
Michigan – (continued)
Michigan Finance Authority RB Refunding for Unemployment Obligation Assessment Series 2012 A (AAA/Aaa)
$9,000,000	5.000%	01/01/18	$10,189,530
Michigan Finance Authority RB Refunding for Unemployment Obligation Assessment Series 2012 B (AAA/Aaa)
3,300,000	5.000	07/01/23	3,349,302
Michigan Finance Authority State Aid RB for Detroit School District Series 2014 E (ST AID WITHHLDG) (SP-1/NR)
1,500,000	2.850	08/20/15	1,510,635
Michigan State Environmental RB Refunding for Facilities Program Series 2005 B (NATL-RE) (AA-/Aa2)
2,180,000	5.000	11/01/19	2,290,657
Michigan State Environmental RB Refunding for Facilities Program Series 2005 B (NATL-RE) (AA-/Aa2)(e)
7,845,000	5.000	11/01/15	8,251,920
Michigan State Hospital Finance Authority RB Refunding for Ascension Health Credit Group Series 2010 F-1 (AA+/Aa2)(a)
3,050,000	2.000	05/30/18	3,154,829
Michigan State Strategic Fund Tax-Exempt Adjustable Mode Facilities RB for Waste Management, Inc. Project Series 2001 (AMT) (A-/NR)(a)
10,800,000	1.500	08/01/17	10,874,736
Michigan State Trunk Line Fund Bonds Series 2011 (AA+/Aa2)
550,000	3.000	11/15/14	551,931
Pinckney Community Schools Livingston and Washtenaw County GO Refunding Bonds Series 2014 (Q-SBLF) (AA-/NR)
475,000	4.000	05/01/16	499,244
645,000	4.000	05/01/17	693,433
1,000,000	5.000	05/01/18	1,125,940
2,475,000	5.000	05/01/20	2,857,932
Rochester Community School District GO Refunding Bonds Series 2012 (Q-SBLF) (AA-/NR)
875,000	4.000	05/01/18	963,130
700,000	4.000	05/01/19	780,094
Royal Oak Hospital Finance Authority RB for William Beaumont Hospital Series 2014 D (A/A1)
1,500,000	5.000	09/01/19	1,726,155
Wayne County Airport Authority RB Refunding for Detroit Metropolitan Wayne County Airport Series 2010 C (A/A2)
5,000,000	5.000	12/01/14	5,036,200
10,000,000	5.000	12/01/15	10,491,500
Wayne County Airport Authority RB Refunding for Detroit Metropolitan Wayne County Airport Series 2012 A (A/A2)
1,270,000	5.000	12/01/18	1,452,499
1,385,000	5.000	12/01/19	1,598,775
Western Township Utilities Authority Sewage Disposal System Limited Tax RB for Series 2012 (MUN GOVT GTD) (AA/NR)
1,000,000	4.000	01/01/19	1,089,490

			166,835,802

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Minnesota – 3.0%
Circle Pines Minnesota Independent School District No. 012 GO Refunding Bonds for Minnesota School District Credit Enhancement Program Series 2012 A (SD CRED PROG) (AA+/NR)
$3,630,000	3.000%	02/01/15	$3,664,376
3,445,000	4.000	02/01/16	3,612,358
3,575,000	4.000	02/01/17	3,834,831
Farmington Minnesota Independent School District No. 192 GO School Building Refunding Bonds Series 2012 D (SD CRED PROG) (NR/Aa2)
3,110,000	2.000	06/01/16	3,192,290
2,595,000	1.500	06/01/17	2,647,549
3,190,000	1.500	06/01/18	3,237,946
Metropolitan Council Minneapolis St. Paul Metropolitan Area GO Bonds for Grant Anticipation Notes Series 2012 G (SP-1+/Aaa)
23,000,000	2.000	03/01/15	23,179,630
47,100,000	1.000	03/01/16	47,258,727
Minneapolis Minnesota Convention Center GO Bonds Refunding Series 2011 A (AAA/Aa1)
7,980,000	2.000	12/01/17	8,296,088
Minnesota Higher Education Facilities Authority RB for University of St. Thomas Series 2013 7-U (NR/A2)
500,000	5.000	04/01/18	557,730
Minnesota State Higher Education Facilities Authority RB for University of St. Thomas Series 2009 Seven-A (GO OF UNIV) (NR/A2)
950,000	3.000	10/01/14	950,000
Minnesota State Trunk Highway GO Bonds Refunding Series 2014 E (AA+/Aa1)
12,220,000	2.000	08/01/18	12,724,564
Minnesota State Trunk Highway GO Bonds Series 2012 B (AA+/Aa1)
11,700,000	5.000	08/01/17	13,134,186
Watertown Independent School District No. 111 GO Refunding Bonds for School Building Series 2012 B (SD CRED PROG) (AA+/NR)
1,620,000	3.000	02/01/16	1,677,251
1,000,000	3.000	02/01/17	1,052,060

			129,019,586

Mississippi – 0.2%
Mississippi Development Bank Special Obligation RB for Marshall County IDA Mississippi Highway Construction Project Series 2012 (AA-/Aa3)
3,845,000	1.000	01/01/17	3,868,916
Mississippi State GO Bonds for Capital Improvement Series 2006 D (NATL-RE) (AA/Aa2)(e)
3,855,000	5.000	11/01/17	4,371,493

			8,240,409

Missouri – 2.5%
City of Columbia Electric Utility Special Obligation RB for Annual Appropriation Series 2012 E (AA/NR)
1,995,000	4.000	09/01/18	2,219,118
2,075,000	4.000	09/01/19	2,330,163

State-Specific Municipal Debt Obligations – (continued)
Missouri – (continued)
Curators University of Missouri System Facilities RB for System Facilities Series 2006 A (AA+/Aa1)
$5,070,000	5.000%	11/01/17	$5,326,796
Kansas City GO Bonds Refunding & Improvement Series 2012 A (AA/Aa2)
5,000,000	2.000	02/01/15	5,030,800
7,600,000	2.000	02/01/16	7,766,972
Missouri State Development Finance Board Infrastructure Facilities Leasehold Improvement and RB Refunding for City of Independence Electric System Projects Series 2012 F (A/NR)
375,000	4.000	06/01/15	382,590
500,000	4.000	06/01/16	523,625
1,180,000	4.000	06/01/18	1,274,612
960,000	4.000	06/01/19	1,045,920
1,000,000	4.000	06/01/20	1,091,950
Missouri State Highways and Transportation Commission Second Lien GO Refunding State Road Bonds Series 2014 B (AAA/Aa1)
34,540,000	5.000	05/01/18	39,554,172
24,275,000	5.000	05/01/19	28,418,985
Platte County Park Hill School District GO Bonds Refunding for Direct Deposit Program Series 2013 (ST AID DIR DEP) (AA+/Aa1)
2,250,000	2.000	03/01/16	2,300,288
St. Louis Airport RB Refunding for Lambert St. Louis International Airport Series 2013 (A-/A3)
765,000	5.000	07/01/18	861,229
St. Louis Board of Education GO Bonds Refunding for Missouri Direct Deposit Program Series 2004 (NATL-RE) (ST AID DIR DEP) (AA+/A3)(e)
5,980,000	5.000	04/01/15	6,122,683
2,595,000	5.250	04/01/15	2,660,134
St. Louis Missouri Airport Revenue Refunding for Lambert-St. Louis International Airport Series 2011 (A-/A3)
1,000,000	5.000	07/01/15	1,034,770

			107,944,807

Montana – 0.1%
Montana State Department of Transportation Refunding Grant Anticipation Notes for Highway 93 Advance Construction Project-Garvees Series 2012 (AA/A2)
1,600,000	2.000	06/01/17	1,653,456
2,000,000	3.000	06/01/17	2,119,420
1,750,000	3.000	06/01/18	1,876,157
800,000	4.000	06/01/18	886,360

			6,535,393

Nebraska – 0.2%
Lincoln County Hospital Authority No. 1 RB Refunding for Great Plains Regional Medical Center Project Series 2012 (A-/NR)
775,000	4.000	11/01/16	820,709
435,000	4.000	11/01/17	468,952
750,000	4.000	11/01/19	822,833
690,000	4.000	11/01/20	756,578

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Nebraska – (continued)
Omaha Nebraska Special Tax RB Refunding for Performing Arts Project Series 2012 (AA+/Aa2)
$530,000	2.000%	10/15/15	$540,065
1,215,000	2.000	10/15/16	1,246,578
1,765,000	3.000	10/15/17	1,871,288
1,785,000	3.000	10/15/18	1,905,309
640,000	4.000	10/15/20	718,208

			9,150,520

Nevada – 0.9%
Clark County Airport RB Refunding Junior Lien Series 2013 C-1 (AMT) (A/A2)
12,000,000	2.500	07/01/15	12,205,200
Clark County GO Refunding Bonds Series 2006 (AGM) (AA/Aa1)
5,115,000	4.625	06/01/19	5,443,281
Clark County Improvement District Refunding for Special Improvement District No. 142 Mountain Edge Local Improvement Series 2012 (BBB-/NR)
2,925,000	3.000	08/01/15	2,943,544
3,440,000	3.000	08/01/16	3,469,240
3,760,000	4.000	08/01/17	3,890,021
Clark County McCarran International Airport RB Refunding for Passenger Facility Charge Series 2010 F-1 (A+/A1)
3,000,000	5.000	07/01/16	3,240,180
Las Vegas City Limited Tax GO Bonds Medium-Term Various Purpose Series 2011 A (AA/Aa2)
1,000,000	2.000	12/01/15	1,020,980
2,700,000	4.000	12/01/16	2,893,779
2,810,000	4.000	12/01/17	2,996,612
North Las Vegas Nevada Local Improvement Special Assessment Refunding for Sub-Special Improvement District No. 60-B Series 2006 (NR/NR)
490,000	4.800	12/01/14	492,533

			38,595,370

New Hampshire – 1.3%
New Hampshire Business Finance Authority RB for Pollution Control Project Series 2001 A (AMT) (NATL-RE) (AA-/A2)(d)
50,475,000	0.123	05/01/21	46,229,736
New Hampshire Health & Education Facilities Authority RB Refunding for Catholic Medical Center Series 2012 (BBB+/Baa1)
400,000	4.000	07/01/15	408,332
New Hampshire State Business Finance Authority RB for Waste Management, Inc. Series 2003 (AMT) (A-/NR)(a)
1,200,000	2.125	06/01/18	1,235,280
New Hampshire State Capital Improvement GO Bonds Series 2012 B (AA/Aa1)
5,400,000	5.000	11/01/16	5,913,432

			53,786,780

State-Specific Municipal Debt Obligations – (continued)
New Jersey – 5.2%
Atlantic County College GO Bonds Series 2013 (ST AID WITHHLDG) (AA/Aa2)
$1,845,000	1.000%	03/01/16	$1,861,863
2,025,000	1.000	03/01/17	2,025,000
Bergen County New Jersey GO Refunding Bonds for General Improvement Series 2011 A (ST AID WITHHLDG) (NR/Aaa)
1,275,000	2.000	12/01/14	1,279,029
1,320,000	2.000	12/01/15	1,347,232
1,725,000	2.000	12/01/16	1,777,147
2,355,000	2.000	12/01/17	2,437,778
Brick Township GO Bonds for General Improvements Series 2012 (NR/Aa2)
2,140,000	2.000	08/15/16	2,202,809
East Brunswick Township Board of Education Refunding Bonds Series 2012 (SCH BD RES FD) (NR/Aa2)
1,130,000	4.000	11/01/18	1,259,837
1,300,000	5.000	11/01/19	1,529,996
Garden State Preservation Trust Open Space and Farmland RB Series 2005 A (AGM) (AAA/A1)(e)
12,000,000	5.800	11/01/15	12,725,760
Gloucester County Improvement Authority RB Refunding for Solid Waste Management, Inc. Project Series 1999 A (A-/NR)(a)
2,950,000	2.125	12/01/17	3,039,031
Gloucester County New Jersey GO Bonds Refunding Series 2011 (AA/NR)
325,000	2.000	10/01/14	325,000
660,000	2.000	10/01/15	671,662
1,245,000	3.000	10/01/17	1,307,337
Middlesex County New Jersey GO Bonds for General Improvements Series 2013 (AAA/NR)
2,845,000	2.000	01/15/17	2,933,223
Monmouth County GO Bonds Refunding Series 2010 C (AAA/Aaa)
5,425,000	4.000	03/01/16	5,705,039
Montgomery Township GO Bonds Refunding Series 2012 (NR/Aa1)
2,320,000	3.000	08/01/16	2,409,390
New Jersey Economic Development Authority RB for School Facilities Construction Series 2005 K (A-/A2)(e)
3,905,000	5.000	03/01/15	3,982,475
New Jersey Economic Development Authority RB for School Facilities Construction Series 2007 (AGM) (AA/A2)(e)
5,000,000	5.000	09/01/15	5,219,300
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2010 DD-1 (A-/A2)
7,500,000	5.000	12/15/16	8,194,125
New Jersey Educational Facilities Authority RB for Rider University Series 2012 A (BBB+/Baa1)
1,240,000	5.000	07/01/17	1,367,881
1,265,000	4.000	07/01/18	1,364,834
New Jersey Health Care Facilities Financing Authority RB for Meridian Health System Obligated Group Issue Series 2011 (A/NR)
1,275,000	5.000	07/01/15	1,316,106
2,000,000	5.000	07/01/16	2,147,380

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
New Jersey – (continued)
New Jersey Health Care Facilities Financing Authority RB Refunding for Barnabas Health Series 2012 A (BBB+/Baa1)
$350,000	5.000%	07/01/17	$386,897
400,000	5.000	07/01/18	453,928
New Jersey Health Care Facilities Financing Authority RB Refunding for Hackensack University Medical Center Issue Series 2010 B (A-/A3)
4,680,000	3.500	01/01/16	4,850,960
New Jersey State GO Bonds Refunding Series 2010 Q (A/A1)
10,000,000	5.000	08/15/15	10,407,400
5,000,000	5.000	08/15/16	5,407,750
New Jersey State Transit Corp. Refunding Grant Anticipation Notes Series 2014 A (A/A3)
7,500,000	5.000	09/15/18	8,463,075
New Jersey State Turnpike Authority RB Refunding Series 2014 C (A+/A3)(g)
22,000,000	5.000	01/01/20	25,735,820
New Jersey State Turnpike Authority RB Series 2000 C (NATL-RE) (AA-/A3)(d)
21,625,000	0.091	01/01/30	19,332,670
New Jersey State Turnpike Authority RB Series 2000 D (NATL-RE) (AA-/A3)(d)
21,500,000	0.091	01/01/30	19,220,968
New Jersey State Turnpike Authority RB Series 2012 B (A+/A3)
10,000,000	5.000	01/01/19	11,549,800
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2004 B (NATL-RE) (AA-/A2)
6,800,000	5.500	12/15/16	7,478,232
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2011 B (A-/A2)
1,500,000	5.000	06/15/15	1,547,640
1,075,000	5.000	06/15/16	1,153,346
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2013 A (A-/A2)
22,280,000	5.000	12/15/19	25,434,625
New Jersey Turnpike Authority Turnpike RB Series 2014 B-3 (A+/A3)(a)
2,750,000	0.675	01/01/18	2,760,313
Toms River Township Board of Education School District GO Refunding Bonds Series 2012 (SCH BD RES FD) (AA-/NR)
820,000	3.000	07/15/16	856,793
855,000	3.000	07/15/17	908,130
Toms River Township General Improvement Bonds Series 2010 (AA/NR)
3,260,000	3.000	06/15/18	3,454,687
Union County New Jersey GO Bonds Refunding for General Improvement Series 2012 B (SCH BD RES FD) (AA+/Aa1)
1,265,000	3.000	03/01/19	1,359,141
Wayne Township School District GO Refunding Bonds Series 2012 (SCH BD RES FD) (AA-/NR)
700,000	4.000	07/15/15	720,524
1,000,000	4.000	07/15/16	1,062,610

			220,974,543

State-Specific Municipal Debt Obligations – (continued)
New Mexico – 1.2%
Farmington New Mexico PCRB Refunding for Southern California Edison Co. Four Corners Project RMKT 04/01/10 Series 2010 B (NR/Aa3)(a)
$10,000,000	2.875%	04/01/15	$10,124,100
New Mexico Finance Authority State Transportation RB Refunding Senior Lien Series 2012 (AAA/Aa1)
21,485,000	2.000	06/15/16	22,088,943
New Mexico State Capital Projects GO Bonds Series 2013 (AA+/Aaa)
6,030,000	2.000	03/01/17	6,256,849
New Mexico State Severance Tax RB Refunding Series 2011 A-2 (AA/Aa1)
5,000,000	5.000	07/01/16	5,403,950
New Mexico State Severance Tax RB Series 2010 A (AA/Aa1)
2,000,000	5.000	07/01/17	2,242,660
New Mexico State Severance Tax RB Series 2011 A-1 (AA/Aa1)
5,475,000	5.000	07/01/17	6,126,525

			52,243,027

New York – 13.4%
Albany County Airport Authority RB Refunding Series 2010 A (AGM) (AA/A2)
1,625,000	5.000	12/15/15	1,708,330
Albany County GO Serial Bonds Series 2010 (AA/Aa3)
1,640,000	3.000	06/01/15	1,670,652
1,385,000	3.000	06/01/16	1,445,026
Brookhaven Public Improvement GO Bonds Series 2013 A (AA+/Aa2)
4,045,000	2.000	09/15/15	4,116,030
4,135,000	2.000	09/15/16	4,265,005
Marlboro Central School District GO Serial Bonds Series 2010 (AGM) (ST AID WITHHLDG) (AA/NR)
950,000	4.000	10/15/14	951,320
990,000	4.000	10/15/15	1,027,343
Metropolitan Transportation Authority New York RB Refunding for Transportation Series 2012 C (AA-/A2)
1,000,000	5.000	11/15/15	1,053,630
730,000	4.000	11/15/16	784,531
Metropolitan Transportation Authority RB Series 2011 B (AA-/A2)(a)
50,000,000	0.350	11/01/17	50,006,500
Metropolitan Transportation Authority RB Series 2011 D (AA-/A2)
1,100,000	4.000	11/15/15	1,146,728
Monroe County GO Bonds Refunding Series 2012 (A/Baa1)
1,000,000	5.000	03/01/15	1,018,240
3,000,000	5.000	03/01/16	3,180,810
New York City GO Bonds Refunding RMKT 03/19/13 Subseries 2008 J-4 (AA/Aa2)(d)
6,250,000	0.590	08/01/25	6,252,750
New York City GO Bonds Series 2010 A (AA/Aa2)
1,200,000	3.000	08/01/16	1,256,304
New York City GO Bonds Series 2010 B (AA/Aa2)
6,770,000	5.000	08/01/15	7,041,545
New York City GO Bonds Series 2014 J (AA/Aa2)
52,045,000	5.000	08/01/18	59,800,746

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
New York – (continued)
New York City Tax Exempt GO Bonds Subseries 2009 H-1 (ASSURED GTY) (AA/Aa2)
$5,000,000	5.000%	03/01/15	$5,100,450
New York City Transitional Finance Authority RB for Future Tax Fiscal 2013 Series 2012 D (AAA/Aa1)
12,130,000	5.000	11/01/17	13,731,281
New York City Transitional Finance Authority RB Future Tax Subordinate Refunding Series 2012 B (AAA/Aa1)
4,885,000	5.000	11/01/15	5,138,971
10,650,000	5.000	11/01/17	12,055,907
New York City Transitional Finance Authority RB Refunding for Future Tax Fiscal 2013 Series 2012 E (AAA/Aa1)
13,310,000	5.000	11/01/17	15,067,053
New York State Bridge Authority General RB Refunding Series 2011 (GO OF AUTH) (AA-/Aa3)
2,000,000	4.000	01/01/15	2,018,860
New York State Dormitory Authority North Shore-Long Island Jewish Obligated Group RB Series 2011 A (A-/A3)
1,725,000	4.000	05/01/16	1,813,872
2,215,000	4.000	05/01/17	2,379,552
New York State Dormitory Authority RB Refunding for Long Island University Series 2012 A (BBB-/Baa3)
1,335,000	4.000	09/01/15	1,364,223
3,325,000	4.000	09/01/16	3,466,878
3,000,000	4.000	09/01/17	3,168,810
3,665,000	5.000	09/01/18	4,037,364
New York State Dormitory Authority Tax Exempt General Purpose Personal Income Tax RB Series 2010 E (AAA/Aa1)
7,095,000	5.000	02/15/15	7,222,142
New York State Dormitory Authority Tax Exempt General Purpose Personal Income Tax RB Series 2011 E (AAA/Aa1)
8,475,000	5.000	08/15/17	9,517,679
New York State Energy Research & Development Authority Facilities RB Refunding for Consolidated Edison Co. Subseries 1999 A-2 (AMT) (AMBAC) (A-/A2)(d)
70,150,000	0.091	05/01/34	61,158,125
New York State Energy Research & Development Authority PCRB for New York State Electric & Gas Corporation Project Series 2011 B (BBB+/A3)
5,000,000	2.250	10/15/15	5,069,800
New York State Energy Research & Development Authority PCRB for New York State Electric & Gas Corporation Project Series 2011 C (BBB+/A3)
8,000,000	2.250	12/01/15	8,125,360
New York State Energy Research & Development Authority RB Refunding for Central Hudson Gas & Electric Corp. Projects Series 1999 B (AMT) (AMBAC) (A/A2)(d)
27,750,000	0.091	07/01/34	23,357,525
New York State GO Bonds Refunding Series 2009 C (AA+/Aa1)
23,075,000	3.000	02/01/15	23,293,520
New York State Tax Exempt GO Bonds RMKT 10/23/12 Subseries 1996 J-2 (AA/Aa2)
8,250,000	5.000	02/15/16	8,776,103
New York State Tax Exempt GO Bonds Series 2011 E (AA+/Aa1)
6,950,000	5.000	12/15/17	7,905,834

State-Specific Municipal Debt Obligations – (continued)
New York – (continued)
New York State Tax Exempt GO Bonds Subseries 2012 A-1 (AA/Aa2)
$3,000,000	5.000%	10/01/17	$3,379,680
New York State Tax Exempt GO Refunding Bonds Series 2012 C (AA/Aa2)
7,555,000	4.000	08/01/16	8,046,906
New York State Thruway Authority Junior Indebtedness RB Series 2013 A (A-/A3)
25,350,000	5.000	05/01/19	29,407,014
New York State Thruway Authority RB for General Highway and Bridge Trust Series 2011 A-1 (AA/NR)
6,440,000	5.000	04/01/17	7,138,804
New York State Urban Development Corp. RB for State Personal Income Tax Series 2010 A (AAA/Aa1)
8,000,000	5.000	03/15/16	8,542,400
New York State Urban Development Corp. RB for State Personal Income Tax Series 2013 E (AAA/Aa1)
26,365,000	5.000	03/15/18	30,086,683
Niagara Frontier Transportation Authority RB Refunding for Buffalo International Airport Series 2014 B (BBB+/Baa1)
750,000	4.000	04/01/16	787,763
700,000	5.000	04/01/17	772,464
670,000	4.000	04/01/18	736,189
300,000	5.000	04/01/19	346,320
Rockland County GO Bonds Series 2014 A (AGM) (AA/A2)
1,825,000	5.000	03/01/18	2,040,478
2,250,000	5.000	03/01/19	2,566,282
3,000,000	5.000	03/01/20	3,441,090
Rockland County GO Bonds Series 2014 A (NR/NR)
5,100,000	2.000	03/17/15	5,133,405
Suffolk County New York GO Bonds for Public Improvement Series 2012 B (AGM) (AA/A2)
2,590,000	2.000	10/15/16	2,663,168
Suffolk County New York Public Improvement Series 2011 A (A+/A3)
4,520,000	3.000	05/15/15	4,593,405
Suffolk County New York Refunding Serial Bonds Series 2012 A (A+/A3)
2,000,000	4.000	04/01/15	2,035,940
Suffolk County New York Refunding Serial Bonds Series 2012 B (A+/A3)
2,310,000	4.000	10/01/14	2,310,000
2,000,000	4.000	10/01/16	2,136,680
1,000,000	4.000	10/01/17	1,091,070
Suffolk County Water Authority BANS Series 2013 A (AA/NR)
35,400,000	4.000	01/15/16	37,085,748
Suffolk Tobacco Asset Securitization Corp. RB Tobacco Settlement Asset-Backed Bonds Series 2012 B (A/NR)
370,000	4.000	06/01/17	400,499
490,000	4.000	06/01/18	538,436
575,000	5.000	06/01/19	662,463
620,000	5.000	06/01/20	718,351
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds for State Contingency Contract Secured Series 2011 B (AA/NR)
30,000,000	5.000	06/01/17	33,428,700

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
New York – (continued)
Triborough Bridge & Tunnel Authority RB General RMKT 06/28/12 Subseries 2005 B-4 (AA-/Aa3)(a)
$7,500,000	0.624%	01/03/17	$7,551,825
Utica City School District GO Bonds Refunding Series 2013 (ST AID WITHHLDG) (NR/Baa1)
1,000,000	2.000	07/01/15	1,006,950
Yonkers New York GO Bonds Series 2011 A (A/A3)
2,020,000	5.000	10/01/14	2,020,000
2,000,000	5.000	10/01/15	2,094,300
2,000,000	5.000	10/01/16	2,155,520

			575,413,332

North Carolina – 2.9%
Durham North Carolina Utility System RB Refunding Series 2011 (AAA/Aa1)
300,000	4.000	06/01/16	318,171
North Carolina Eastern Municipal Power Agency Power System RB Refunding Series 2010 A (A-/Baa1)
5,500,000	5.000	01/01/16	5,811,575
North Carolina Eastern Municipal Power Agency Power System RB Refunding Series 2012 B (A-/Baa1)
6,000,000	5.000	01/01/15	6,070,800
1,500,000	5.000	01/01/16	1,584,975
4,535,000	5.000	01/01/17	4,948,229
3,000,000	5.000	01/01/19	3,427,500
North Carolina Eastern Municipal Power Agency Power System RB Series 2012 A (A-/Baa1)
5,235,000	2.000	01/01/15	5,258,400
1,815,000	3.000	01/01/16	1,872,826
2,000,000	3.000	01/01/18	2,112,240
1,275,000	5.000	01/01/18	1,429,135
2,000,000	3.000	01/01/19	2,118,660
1,000,000	5.000	01/01/19	1,142,500
North Carolina GO Bonds Refunding Series 2005 B (AAA/Aaa)
16,925,000	5.000	04/01/17	18,810,614
North Carolina GO Bonds Refunding Series 2013 D (AAA/Aaa)
27,685,000	3.000	06/01/17	29,459,055
North Carolina Grant and Revenue Anticipation Vehicle Bonds Series 2011 (AA/A2)(a)
6,010,000	4.000	03/01/18	6,526,019
North Carolina Medical Care Commission Health Care Facilities RB Refunding for Wake Forest Baptist Obligated Group Series 2012 B (A+/A2)
1,065,000	4.000	12/01/16	1,135,727
1,375,000	5.000	12/01/18	1,577,991
Wake County Industrial Facilities and Pollution Control Financing Authority PCRB for Carolina Power and Light Co. Project. Series 2000 F (AMBAC) (A/Aa2)(d)
12,125,000	0.088	10/01/22	10,584,265
Wake County Industrial Facilities and Pollution Control Financing Authority PCRB for Carolina Power and Light Co. Project. Series 2000 G (AMBAC) (A/Aa2)(d)
22,075,000	0.088	10/01/22	19,270,360

State-Specific Municipal Debt Obligations – (continued)
North Carolina – (continued)
Winston-Salem North Carolina Water and Sewer System RB Refunding Series 2010 D (AAA/Aa1)
$985,000	3.000%	06/01/15	$1,003,676

			124,462,718

Ohio – 0.8%
Akron City Ohio Jedd RB Refunding Series 2011 (AA-/NR)
470,000	4.000	12/01/14	472,538
1,000,000	4.000	12/01/15	1,039,280
1,425,000	5.000	12/01/16	1,551,355
1,740,000	5.000	12/01/17	1,951,393
Bowling Green Ohio City Student Housing RB for CFP I LLC Bowling Green State University Project Series 2010 (BBB-/NR)
1,530,000	4.000	06/01/16	1,576,160
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/B3)
13,740,000	5.125	06/01/24	11,490,487
3,415,000	5.375	06/01/24	2,901,179
Dublin City School District GO Refunding Bonds Unlimited Tax Series 2012 (AAA/Aa1)
500,000	4.000	12/01/16	537,565
1,180,000	4.000	12/01/17	1,299,959
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2012 (BBB/NR)
200,000	2.000	01/01/15	200,378
250,000	2.000	01/01/16	251,750
315,000	2.250	01/01/17	317,060
400,000	4.000	01/01/18	421,644
415,000	4.000	01/01/19	439,564
435,000	4.000	01/01/20	458,977
New Albany Community Authority RB Refunding Series 2012 C (NR/A1)
1,100,000	4.000	10/01/17	1,194,391
800,000	4.000	10/01/18	881,184
Ohio State Air Quality Development Authority PCRB Refunding for FirstEnergy Series 2009 D (BBB-/Baa3)(a)
3,000,000	2.250	09/15/16	3,047,130
Ohio State Higher Educational Facility Commission RB for Cleveland Clinic Health System Obligations Series 2013 A-2 (AA-/Aa2)(d)
2,250,000	0.510	01/01/18	2,249,910

			32,281,904

Oklahoma – 1.3%
Cleveland Educational Facilities Authority RB for Norman Public Schools Project Series 2014 (A+/NR)
1,520,000	5.000	07/01/17	1,691,183
Norman Oklahoma GO Bonds Series 2012 B (NR/Aa2)
3,750,000	0.050	03/01/15	3,744,150
Oklahoma County Independent School District No. 12 Combined Purpose GO Bonds for Edmond School District Series 2012 (AA/NR)
3,765,000	2.000	03/01/16	3,849,148
5,470,000	2.000	03/01/17	5,603,905

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Oklahoma – (continued)
Oklahoma County Independent School District No. 52 GO Bonds for Midwest City-Del City School District Series 2012 (NR/Aa3)
$1,860,000	2.000%	01/01/15	$1,868,444
2,160,000	2.000	01/01/17	2,192,357
Oklahoma County Independent School District No. 52 GO Bonds for Series 2013 (NR/Aa3)
2,795,000	2.000	01/01/16	2,850,453
2,445,000	2.000	01/01/17	2,495,831
Oklahoma County Independent School District No. 89 GO Bonds Series 2013 (AA/Aa2)
6,750,000	1.000	07/01/15	6,792,660
8,750,000	1.000	07/01/16	8,830,500
Tulsa County Industrial Authority RB for Capital Improvement RMKT 08/17/09 Series 2003 A (AA-/NR)
10,965,000	4.000	05/15/16	11,598,558
Tulsa Oklahoma GO Bonds Series 2009 (AA/Aa1)
1,000,000	5.000	10/01/14	1,000,000
Tulsa Oklahoma GO Bonds Series 2013 (AA/Aa1)
3,400,000	4.000	03/01/16	3,575,032

			56,092,221

Oregon – 0.2%
Oregon Coast Community College District GO Bonds Refunding Series 2012 (SCH BD GTY) (NR/Aa1)
1,050,000	2.000	06/15/15	1,062,023
1,120,000	2.000	06/15/16	1,143,408
790,000	2.000	06/15/17	809,497
1,165,000	2.000	06/15/18	1,187,566
1,445,000	3.000	06/15/19	1,523,449
Oregon State Facilities Authority RB Refunding for Legacy Health System Series 2011 A (A+/A1)
500,000	5.000	05/01/15	513,675
2,000,000	5.000	05/01/16	2,142,580
Oregon State GO Bonds Refunding for Oregon University System Series 2012 B (AA+/Aa1)
1,175,000	3.000	08/01/17	1,254,630
1,120,000	3.000	08/01/18	1,209,174

			10,846,002

Pennsylvania – 2.2%
Allegheny County Higher Education Building Authority RB for Chatham University Series 2012 A (BBB/NR)
750,000	5.000	09/01/18	827,085
Allegheny County Redevelopment Authority Tax Increment Refunding for Waterfront Project Series 2007 A (A/NR)
1,050,000	4.250	12/15/15	1,081,017
645,000	4.250	12/15/17	691,201
Carbon County Hospital Authority RB Refunding for Gnaden Huetten Memorial Hospital Series 2000 (AMBAC) (CNTY GTD) (NR/WR)
280,000	5.400	11/15/14	280,445

State-Specific Municipal Debt Obligations – (continued)
Pennsylvania – (continued)
Chester County IDA RB for University Student Housing, LLC Project at West Chester University Series 2013 A (NR/Baa3)
$295,000	3.000%	08/01/16	$300,369
515,000	3.000	08/01/17	525,233
530,000	3.000	08/01/18	538,634
Pennsylvania Economic Development Financing Authority RB Refunding for Unemployment Compensation Series 2012 A (AA+/Aaa)
10,055,000	3.000	01/01/16	10,398,378
Pennsylvania Economic Development Financing Authority RB Refunding for Unemployment Compensation Series 2012 B (AA+/Aaa)
9,545,000	5.000	07/01/22	10,295,237
7,000,000	5.000	01/01/23	7,402,920
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2004 A (A-/NR)(a)
1,400,000	1.250	05/01/17	1,401,106
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2009 (A-/NR)(a)
5,250,000	1.750	12/01/15	5,323,395
Pennsylvania Economic Development Financing Authority Unemployment Compensation RB Series 2012 B (AA+/Aaa)
16,335,000	5.000	07/01/20	19,115,054
Pennsylvania Higher Educational Facilities Authority RB for La Salle University Series 2012 (BBB/NR)
285,000	3.000	05/01/15	287,300
390,000	3.000	05/01/16	396,938
440,000	3.000	05/01/17	450,217
1,165,000	5.000	05/01/18	1,275,780
1,000,000	5.000	05/01/19	1,110,690
Pennsylvania State Commonwealth GO Bonds for City of Pittsburgh Series 2012 A (A+/A1)
625,000	4.000	09/01/15	646,431
600,000	4.000	09/01/16	640,482
500,000	3.000	09/01/17	527,435
550,000	4.000	09/01/17	596,723
Pennsylvania State Commonwealth RB for Harrisburg Area Community College Project Series 2011 (AGM) (AA/NR)
1,305,000	4.000	10/01/15	1,354,773
Pennsylvania State University Bonds Refunding Series 2002 (AA/Aa2)
1,000,000	5.250	08/15/15	1,044,240
Pennsylvania Turnpike Commission RB Series 2013 A (A+/A1)(d)
7,500,000	0.640	12/01/17	7,530,525
Pennsylvania Turnpike Commission RB Series 2014 B-1 (A+/A1)(d)
7,000,000	0.920	12/01/20	7,054,460
Philadelphia GO Bonds Series 2011 (AGM) (AA/A2)
1,460,000	5.000	08/01/16	1,577,150

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Pennsylvania – (continued)
Philadelphia Hospitals & Higher Education Facilities Authority Hospital RB Refunding for Temple University Health System Series 2012 B (BB+/Ba2)
$1,500,000	5.000%	07/01/15	$1,527,435
1,500,000	5.000	07/01/16	1,559,385
2,000,000	5.000	07/01/17	2,116,460
Pittsburgh Water & Sewer Authority RB Refunding Subordinate Series 2012 C-1D (AGM) (AA/NR)(a)
5,995,000	1.400	09/01/15	6,053,331

			93,929,829

Puerto Rico – 3.1%
Government Development Bank for Puerto Rico Senior Notes RB Series 2006 B (BB-/B3)
5,530,000	5.000	12/01/14	5,467,069
2,645,000	5.000	12/01/15	2,527,271
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (BB-/Caa1)
2,025,000	5.000	07/01/15	1,875,980
14,595,000	5.000	07/01/17	11,857,562
7,285,000	5.000	07/01/19	5,832,444
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2001 A (NATL-RE-IBC) (AA-/A3)
3,935,000	5.500	07/01/15	4,021,058
Puerto Rico Commonwealth Public Improvement GO Bonds Refunding Series 2002 A (FGIC) (BB/B2)
1,030,000	5.500	07/01/17	978,860
Puerto Rico Electric Power Authority Power RB Refunding Series 2012 B (CCC/Caa3)
1,500,000	5.000	07/01/16	908,055
Puerto Rico Electric Power Authority RB Refunding LIBOR Series 2007 UU (CCC/Caa3)(d)
25,850,000	0.857	07/01/31	14,048,958
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (AA/A2)(d)
36,100,000	0.677	07/01/29	27,086,191
Puerto Rico Electric Power Authority RB Refunding Series 2010 ZZ (CCC/Caa3)
3,250,000	4.000	07/01/16	1,933,360
Puerto Rico Electric Power Authority RB Series 2008 WW (CCC/Caa3)
8,175,000	5.500	07/01/16	4,948,491
Puerto Rico Municipal Finance Agency GO Bonds Series 2002 A (AGM) (AA/A2)
1,125,000	5.250	08/01/16	1,127,340
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2002 C (COMWLTH GTD) (BB/B2)
2,250,000	5.500	07/01/16	2,032,763
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2013 M-2 (AMBAC) (COMWLTH GTD) (BB/B2)(a)
1,000,000	5.500	07/01/17	1,012,590

State-Specific Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2013 M-2 (COMWLTH GTD) (BB/B2)(a)
$10,850,000	5.750%	07/01/17	$9,403,152
Puerto Rico Sales Tax Financing Corp. Sales Tax RB First Subseries 2009 A (BBB-/B1)
8,000,000	5.500	08/01/21	7,263,520
10,000,000	5.500	08/01/22	8,978,400
19,315,000	5.500	08/01/23	17,102,274
5,000,000	5.500	08/01/28	4,224,000

			132,629,338

Rhode Island – 0.2%
Providence GO Bonds Series 2013 A (BBB/Baa1)
665,000	3.000	01/15/16	683,640
315,000	4.000	01/15/18	342,670
1,545,000	5.000	01/15/19	1,758,148
Rhode Island Health and Educational Building Corp. Higher Education Facility RB Refunding for University of Rhode Island Auxiliary Enterprise Series 2013 C (A+/A1)
600,000	5.000	09/15/17	665,514
500,000	4.000	09/15/18	545,550
Rhode Island Health and Educational Building Corp. Hospital Financing RB for Care New England Series 2013 A (BBB-/NR)
1,010,000	4.000	09/01/15	1,032,008
Rhode Island Health and Educational Building Corp. RB for Newport Public School Financing Program Series 2013 C (AA+/NR)
390,000	2.000	05/15/15	393,740
515,000	3.000	05/15/16	533,411
385,000	3.000	05/15/17	406,683
280,000	4.000	05/15/18	308,605
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2002 A (BBB/A2)
165,000	6.000	06/01/23	166,038

			6,836,007

South Carolina – 1.1%
Berkeley County School District GO Bonds Series 2014 A (SCSDE) (AA/Aa1)
1,380,000	5.000	03/01/19	1,607,962
Clemson University RB Refunding Series 2012 (AA/Aa2)
5,770,000	2.000	05/01/16	5,921,520
4,440,000	2.000	05/01/17	4,596,421
5,000,000	2.000	05/01/18	5,193,200
Columbia City South Carolina Waterworks and Sewer System RB Refunding Series 2011 B (AA/Aa1)
1,205,000	4.000	02/01/15	1,220,352
Columbia City South Carolina Waterworks and Sewer System RB Series 2011 A (AA/Aa1)
1,020,000	3.000	02/01/15	1,029,659
1,025,000	3.000	02/01/16	1,061,921
Florence County South Carolina Hospital RB for McLeod Regional Medical Center Project Series 2010 A (AA-/NR)
1,905,000	4.000	11/01/16	2,043,875

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
South Carolina – (continued)
Georgetown County South Carolina School District GO Bonds Refunding Series 2011 B (SCSDE) (AA/Aa1)
$4,330,000	5.000%	03/01/16	$4,614,438
5,895,000	5.000	03/01/17	6,502,951
Oconee County PCRB Refunding for Duke Power Co. Project Series 2009 (A/Aa2)
6,000,000	3.600	02/01/17	6,398,160
Richland County South Carolina GO Bonds Series 2012 A (ST AID WITHHLDG) (AAA/Aa1)
2,000,000	4.000	03/01/17	2,165,040
South Carolina Jobs-Economic Development Authority RB for Waste Management of South Carolina, Inc. Project Series 2001 (AMT) (A-/NR)
2,500,000	1.875	11/01/16	2,545,375
Western Carolina Regional Sewer Authority RB Refunding for Sewer System Series 2005 B (AGM) (AA/Aa2)
2,200,000	5.000	03/01/15	2,244,110

			47,144,984

South Dakota – 0.0%
South Dakota State Health & Educational Facilities Authority RB for Sanford Health Series 2009 (A+/A1)
1,250,000	4.250	11/01/14	1,254,150

Tennessee – 0.2%
Harpeth Valley Utilities District of Davidson and Williamson Counties RB Utilities Improvement Series 1998 (NATL-RE) (AA-/Aa3)
2,500,000	5.250	09/01/17	2,690,150
Johnson City Health & Educational Facilities Board Hospital RB for Mountain States Health Alliance Series 2010 A (BBB+/Baa1)
890,000	5.000	07/01/15	916,460
Tennessee State GO Refunding Bonds Series 2012 B (AA+/Aaa)
6,600,000	5.000	10/01/16	7,202,514

			10,809,124

Texas – 7.7%
Austin Texas Water and Wastewater System RB Refunding Series 2014 (AA/Aa2)
1,675,000	5.000	11/15/19	1,980,805
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2013 B (BBB-/Baa2)(a)
4,000,000	3.000	01/04/16	4,008,400
City of Carrollton Texas GO Refunding Bonds Series 2012 (AAA/Aa1)
2,005,000	4.000	08/15/19	2,252,417
City of El Paso Water and Sewer RB Refunding for Improvement Series 2012 A (AA+/NR)
1,750,000	2.000	03/01/18	1,818,110
845,000	4.000	03/01/19	949,062
Collin & Denton County Texas GO Bonds Refunding Series 2011 (AA+/Aa1)
3,335,000	5.000	02/15/16	3,549,574
Dallas County Limited Tax GO Notes Series 2011 (AAA/Aaa)
3,855,000	5.000	02/15/18	4,379,318

State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
Dallas-Fort Worth International Airport Joint RB Refunding Series 2009 A (A+/A2)
$2,000,000	4.000%	11/01/14	$2,006,300
Dallas-Fort Worth International Airport Joint RB Refunding Series 2011 D (A+/A2)
750,000	4.000	11/01/16	805,320
250,000	4.000	11/01/17	274,592
Dallas-Fort Worth International Airport Joint RB Refunding Series 2012 B (A+/A2)
1,750,000	5.000	11/01/18	2,032,047
Del Mar College District Limited Tax Refunding Bonds Series 2011 (AA/Aa2)
1,145,000	4.000	08/15/15	1,183,163
Fort Worth Texas GO Bonds Refunding and Improvement Series 2012 (AA+/Aa1)
2,000,000	4.000	03/01/19	2,235,320
Garland Independent School District Unlimited Tax Refunding Bonds Series 2011 A (PSF-GTD) (AAA/Aaa)(f)
1,930,000	0.000	02/15/17	1,885,861
Harris County Texas Spring Independent School District Unlimited Tax Refunding Bonds Series 2011 (PSF-GTD) (AAA/Aaa)
3,040,000	3.000	08/15/16	3,187,410
2,250,000	4.000	08/15/17	2,468,430
Harrison County Texas Health Facilities Development Corp. Hospital RB for Good Shepherd Health System Series 2010 (BB+/Ba3)
930,000	4.000	07/01/15	944,275
Houston Airport System RB Subordinate Lien Series 2002 C (AMT) (XLCA) (A/A2)(d)
17,225,000	0.307	07/01/32	16,194,597
Houston Airport System RB Subordinate Lien Series 2002 D-2 (AMT) (XLCA) (A/A2)(d)
21,125,000	0.308	07/01/32	19,866,042
Houston Higher Education Finance Corp. RB for Rice University Project Series 2013 A (AAA/Aaa)(a)
52,505,000	0.440	11/16/16	52,521,802
Houston Independent School District GO Bonds Refunding Series 2012 (PSF-GTD) (AAA/Aaa)(a)
16,000,000	0.875	06/01/16	16,075,200
Houston Utilities System RB Refunding First Lien Series 2012 C (AA/NR)(a)
8,000,000	0.640	08/01/16	8,004,160
Houston Utilities System RB Refunding Series 2012 (AA/NR)(a)
4,500,000	0.590	06/01/15	4,501,350
Leander Independent School District Unlimited Tax GO Bonds Refunding Series 2010 A (PSF-GTD) (AAA/NR)(f)
1,000,000	0.000	08/15/15	998,960
Lubbock Health Facilities Development Corp. RB for St. Joseph Health System Series 2008 B (AA-/A1)
3,300,000	5.000	07/01/17	3,669,732
Mansfield Independent School District GO Bonds Series 2012 (PSF-GTD) (AAA/Aaa)(a)
7,315,000	1.750	08/01/17	7,467,518

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
Mission Economic Development Corp. Solid Waste Disposal RB for Waste Management, Inc. Project RMKT 12/01/09 Series 2006 (A-/NR)(a)
$4,000,000	3.750%	06/01/15	$4,090,520
New Hope Cultural Education Facilities Finance Corporation Student Housing RB for CHF – Collegiate Housing College Station I, LLC – Texas A&M University Project Series 2014 A (AGM) (AA/A2)
200,000	4.000	04/01/17	213,874
170,000	4.000	04/01/20	184,744
400,000	4.000	04/01/21	431,776
North Texas Tollway Authority RB Refunding for First Tier Series 2008 A (NATL-RE-IBC) (AA-/A2)
4,250,000	6.000	01/01/19	4,895,702
North Texas Tollway Authority RB Refunding for First Tier Series 2012 C (A-/A2)(a)
16,000,000	1.950	01/01/19	16,235,360
North Texas Tollway Authority System RB Refunding First Tier Series 2008 E-3 (A-/A2)(a)
5,445,000	5.750	01/01/16	5,784,278
North Texas Tollway Authority System RB Refunding First Tier Series 2011 B (A-/A2)
3,000,000	5.000	01/01/19	3,463,590
Northside Texas Independent School District GO Bonds for School Building Series 2010 (PSF-GTD) (AAA/Aaa)(a)
5,880,000	1.200	08/01/17	5,924,218
Northside Texas Independent School District GO Bonds for School Building Series 2012 (PSF-GTD) (AAA/Aaa)(a)
8,000,000	1.000	05/31/16	8,072,720
Plano Texas Independent School District Unlimited Tax GO Bonds Refunding Series 2010 (PSF-GTD) (AAA/Aaa)
4,000,000	5.000	02/15/15	4,071,240
Sam Rayburn Municipal Power Agency RB Refunding Series 2012 (BBB+/NR)
1,755,000	5.000	10/01/15	1,833,238
2,315,000	5.000	10/01/19	2,697,415
San Antonio Electric and Gas Systems Junior Lien RB Refunding Series 2012 C (AA-/Aa2)(a)
7,000,000	2.000	12/01/16	7,199,360
San Antonio Independent School District Unlimited Tax Refunding Bonds Series 2014 A (PSF-GTD) (AAA/Aaa)(a)
9,000,000	2.000	08/01/17	9,286,020
San Antonio Independent School District Unlimited Tax Refunding Bonds Series 2014 B (PSF-GTD) (AAA/Aaa)(a)
10,000,000	2.000	08/01/18	10,290,800
Sugar Land Texas GO Bonds Refunding for Fort Bend County Series 2012 (AAA/NR)
1,240,000	3.000	02/15/15	1,253,181
Texas Municipal Gas Acquisition & Supply Corp. III RB Series 2012 D (BBB/A3)
3,445,000	5.000	12/15/14	3,474,627
2,200,000	5.000	12/15/15	2,308,746
3,000,000	5.000	12/15/16	3,257,010
5,000,000	5.000	12/15/17	5,574,600
4,500,000	5.000	12/15/18	5,113,080

State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
Texas Municipal Gas Acquisition & Supply Corp. RB for Senior Lien Series 2008 D (A-/Baa2)
$11,305,000	5.625%	12/15/17	$12,417,412
Texas State Public Finance Authority Unemployment Compensation Obligation Assessment RB Series 2010 A (AAA/Aaa)(e)
7,355,000	5.000	01/01/16	7,789,754
Texas State Public Finance Authority Unemployment Compensation Obligation Assessment RB Series 2010 A (AAA/Aaa)
16,725,000	4.000	07/01/15	17,207,684
Texas Transportation Commission Central Texas Turnpike System First Tier RB Refunding Series 2012 B (A-/Baa1)(a)
2,500,000	1.250	02/15/15	2,507,225
Texas Transportation Commission State Highway Fund First Tier RB Refunding Series 2014 A (AAA/Aaa)
14,625,000	5.000	04/01/18	16,732,170

			327,570,109

U.S. Virgin Islands – 0.4%
Virgin Islands Public Finance Authority RB Refunding for Virgin Islands Gross Receipts Taxes Loan Note Series 2012 A (BBB+/NR)
16,255,000	2.250	10/01/17	16,514,918
Virgin Islands Water & Power Authority Electric System RB Refunding Series 2010 A (BBB-/Baa3)
680,000	4.750	07/01/15	679,510

			17,194,428

Utah – 0.1%
Utah Associated Municipal Power Systems RB for Horse Butte Wind Project Series 2012 A (A-/NR)
610,000	5.000	09/01/15	635,894
750,000	5.000	09/01/16	807,833
500,000	5.000	09/01/17	554,495
500,000	5.000	09/01/18	566,430
500,000	5.000	09/01/19	575,890
Utah State University RB Refunding for Student Fee and Housing System Series 2009 (ASSURED GTY) (AA/A3)
1,575,000	3.000	12/01/14	1,582,229

			4,722,771

Vermont – 0.1%
Vermont Educational & Health Buildings Financing Agency RB Refunding for St. Michael’s College Project Series 2012 (A-/Baa1)
1,250,000	3.000	10/01/15	1,267,688
1,420,000	4.000	10/01/16	1,480,364
1,680,000	4.000	10/01/17	1,777,188

			4,525,240

Virginia – 2.8%
Louisa IDA Pollution Control RB Refunding for Electric and Power Co. Project Series 2008 C (A-/WR)(a)
6,250,000	1.500	12/01/14	6,256,875

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

State-Specific Municipal Debt Obligations – (continued)
Virginia – (continued)
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2005 (AA+/Aaa)(e)
$8,765,000	5.625%	06/01/15	$9,083,169
Virginia College Building Authority Educational Facilities RB for 21st Century College and Equipment Programs Series 2013 A (AA+/Aa1)
13,465,000	5.000	02/01/19	15,659,660
Virginia Commonwealth Transportation Board RB Refunding for Northern Virginia Transportation District Program Series 2014 A (AA+/Aa1)
8,375,000	5.000	05/15/19	9,787,695
8,580,000	5.000	05/15/20	10,186,605
Virginia Commonwealth Transportation Board RB Refunding for U.S. Route 58 Corridor Development Program Series 2014 B (AA+/Aa1)
20,650,000	5.000	05/15/19	24,133,242
21,680,000	5.000	05/15/20	25,739,580
Virginia State Housing Development Authority Homeownership Mortgage RB Series 2010 A (AA+/Aa1)
3,015,000	2.500	03/01/15	3,032,879
Virginia State Housing Development Authority Homeownership Mortgage RB Series 2011 B (GO OF AUTH) (AA+/Aa1)
1,900,000	2.200	03/01/17	1,961,085
Virginia State Public Building Authority RB Refunding for Public Facilities Series 2014 C (AA+/Aa1)
5,325,000	5.000	08/01/18	6,131,578
Wise County Virginia IDA Solid Waste and Sewage Disposal RB for Virginia Electric and Power Company Project Series 2010 A (A-/A2)(a)
5,000,000	2.375	11/01/15	5,100,650
York County Economic Development Authority Electricity and Power RB Refunding Series 2009 A (A-/A2)(a)
2,000,000	1.875	05/01/19	2,045,040

			119,118,058

Washington – 0.8%
Snohomish County School District No. 015 GO Bonds Unlimited Tax Series 2006 (NATL-RE FGIC) (SCH BD GTY) (AA+/Aa1)(e)
2,550,000	5.000	06/01/16	2,744,871
Washington State COPS for State and Local Agency Real and Personal Property Series 2014 B (NR/Aa2)
3,020,000	5.000	07/01/19	3,520,323
Washington State Various Purpose GO Bonds Refunding Series 2013 R-C (AA+/Aa1)
27,125,000	3.000	07/01/16	28,373,835

			34,639,029

West Virginia – 0.6%
Kanawha Putnam County Huntington Compound RB for Single Family Mortgage Series 1984 A (ETM) (NR/Aaa)(e)(f)
10,125,000	0.000	12/01/16	10,007,651
Mason County Pollution Control RB for Appalachian Power Co. Project Series 2003 L (BBB/Baa1)(a)
3,000,000	1.625	10/01/18	3,004,740

State-Specific Municipal Debt Obligations – (continued)
West Virginia – (continued)
Mason County Pollution Control RB for Appalachian Power Co. Project Series 2003 L (NR/Baa1)(a)
$6,300,000	2.000%	10/01/14	$6,300,000
Monongalia County Board of Education Public School RB Refunding Bonds Series 2012 (AA/NR)
1,520,000	5.000	05/01/18	1,723,954
Princeton West Virginia Hospitals RB Refunding Princeton Community Hospital Project Series 2012 A (BBB+/NR)
500,000	5.000	05/01/17	540,515
1,445,000	5.000	05/01/18	1,585,540
1,565,000	5.000	05/01/19	1,738,950

			24,901,350

Wisconsin – 0.3%
Kenosha City Promissory Notes GO Bonds for Capital Appreciation Series 2005 D (AMBAC) (AA/Aa2)(f)
1,500,000	0.000	09/01/15	1,491,435
Madison City Promissory Notes GO Bonds Series 2011 A (NR/Aaa)
5,500,000	5.000	10/01/16	5,976,740
Milwaukee Wisconsin GO Bonds Series 2010 N-1 (AA/Aa3)
4,050,000	5.000	02/01/16	4,298,670

			11,766,845

TOTAL INVESTMENTS – 100.0%
(Cost $4,257,316,132)			$4,278,735,596

LIABILITIES IN EXCESS OF OTHER ASSETS – 0.0%			(443,764)

NET ASSETS – 100.0%			$4,278,291,832

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at September 30, 2014.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $35,835,575, which represents approximately 0.8% of net assets as of September 30, 2014.
(c)	Inverse floating rate security. Interest rate disclosed is that which is in effect at September 30, 2014.
(d)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate or distribution rate disclosed is that which is in effect at September 30, 2014.
(e)	Pre-refunded security. Maturity date disclosed is pre-refunding date.
(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(g)	When-issued security.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2014 (Unaudited)

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AGC-ICC	—Agency Insured Custody Certificate
AGM	—Insured by Assured Guaranty Municipal Corp.
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
ASSURED GTY	—Insured by Assured Guaranty
BANS	—Bond Anticipation Notes
BHAC-CR	—Insured by Berkshire Hathaway Assurance Corp. – Insured Custodial Receipts
CNTY GTD	—County Guaranteed
COMWLTH GTD	—Commonwealth Guaranteed
COPS	—Certificates of Participation
ETM	—Escrowed to Maturity
FGIC	—Insured by Financial Guaranty Insurance Co.
GO	—General Obligation
GO OF AUTH	—General Obligation of Authority
GO OF UNIV	—General Obligation of University
IDA	—Industrial Development Authority
LIBOR	—London Interbank Offered Rate
MUN GOVT GTD	—Municipal Government Guaranteed
NATL-RE	—Insured by National Public Finance Guarantee Corp.
NATL-RE FGIC	—Insured by National Public Finance Guarantee Corp., which reinsures Financial Guaranty Insurance Co.
NATL-RE-IBC	—Insured by National Public Finance Guarantee Corp. – Insured Bond Certificates
NR	—Not Rated
PCRB	—Pollution Control Revenue Bond
PSF-GTD	—Guaranteed by Permanent School Fund
Q-SBLF	—Qualified School Board Loan Fund
RB	—Revenue Bond
RMKT	—Remarketed
SCH BD GTY	—School Bond Guaranty
SCH BD RES FD	—School Bond Reserve Fund
SCSDE	—South Carolina State Department of Education
SD CRED PROG	—School District Credit Program
ST AID DIR DEP	—State Aid Direct Deposit
ST AID WITHHLDG	—State Aid Withholding
WR	—Withdrawn Rating
XLCA	—Insured by XL Capital Assurance, Inc.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At September 30, 2014, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2014(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Bank of America, N.A.	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	$5,000	1.000%	03/20/23	0.780%	$(5)	$76,179
JPMorgan Chase Bank, N.A.	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	10,000	1.000	03/20/23	0.780	(420,315)	572,662
TOTAL						$(420,320)	$648,841

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Assets and Liabilities

September 30, 2014 (Unaudited)

	High Yield Municipal Fund	Municipal Income Fund	Short Duration Tax-Free Fund
Assets:
Investments, at value (cost $2,965,179,242, $449,784,214 and $4,257,316,132)	$3,097,699,651	$491,345,680	$4,278,735,596
Cash	39,244,805	4,862,880	45,331,143
Receivables:
Interest and dividends, net of allowances	46,772,316	6,369,362	35,181,806
Collateral on certain derivative contracts	25,812,771	1,328,144	—
Fund shares sold	6,061,718	304,478	10,114,154
Unrealized gain on swap contracts	2,634,612	114,532	648,841
Variation margin on certain derivative contracts	1,963,822	99,157	—
Investments sold	815,090	—	—
Reimbursement from investment adviser	52,473	31,649	67,847
Other assets	19,559	3,518	28,542
Total assets	3,221,076,817	504,459,400	4,370,107,929

Liabilities:
Payables:
Fund shares redeemed	7,277,705	1,061,478	6,805,704
Investments purchased on an extended-settlement basis	2,500,000	—	31,760,440
Upfront payments received on swap contracts	2,142,009	84,063	420,320
Management fees	1,387,284	164,603	1,203,911
Investments purchased	1,267,500	—	51,014,959
Income distribution	621,041	206,824	239,603
Distribution and Service fees and Transfer Agent fees	238,337	80,544	222,717
Collateral on certain derivative contracts	—	—	20,000
Accrued expenses	132,092	84,717	128,443
Total liabilities	15,565,968	1,682,229	91,816,097

Net Assets:
Paid-in capital	4,425,675,124	498,206,104	4,249,998,611
Undistributed net investment income	73,520,630	2,184,185	7,418,240
Accumulated net realized loss	(1,421,338,832)	(38,958,967)	(1,193,324)
Net unrealized gain	127,653,927	41,345,849	22,068,305
NET ASSETS	$3,205,510,849	$502,777,171	$4,278,291,832
Net Assets:
Class A	$258,101,692	$157,601,430	$207,306,709
Class B	3,324,130	1,970,235	—
Class C	81,117,320	20,374,745	37,661,070
Institutional	2,847,302,282	319,370,179	4,025,181,978
Service	—	38,810	60,111
Class IR	15,665,425	3,421,772	8,081,964
Total Net Assets	$3,205,510,849	$502,777,171	$4,278,291,832
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	27,532,799	9,926,559	19,530,343
Class B	354,552	124,073	—
Class C	8,653,653	1,282,889	3,551,706
Institutional	303,704,733	20,119,515	379,727,431
Service	—	2,432	5,672
Class IR	1,669,996	215,761	762,266
Net asset value, offering and redemption price per share:(a)
Class A	$9.37	$15.88	$10.61
Class B	9.38	15.88	—
Class C	9.37	15.88	10.60
Institutional	9.38	15.87	10.60
Service	—	15.96	10.60
Class IR	9.38	15.86	10.60

(a)	Maximum public offering price per share for Class A shares of the High Yield Municipal, Municipal Income and Short Duration Tax-Free Funds is $9.81, $16.50 and $10.77, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Operations

For the Six Months Ended September 30, 2014 (Unaudited)

	High Yield Municipal Fund	Municipal Income Fund	Short Duration Tax-Free Fund
Investment income:
Interest, net of allowances	$87,602,375	$11,345,734	$33,239,252

Expenses:
Management fees	8,228,807	1,367,276	7,440,463
Transfer Agent fees(a)	781,338	183,284	949,291
Distribution and Service fees(a)	748,988	315,294	476,336
Custody, accounting and administrative services	99,992	25,070	139,924
Professional fees	68,337	59,034	63,403
Registration fees	56,202	63,662	68,688
Printing and mailing costs	17,224	13,308	21,169
Trustee fees	14,496	10,821	15,757
Service share fees — Service Plan	—	48	221
Service share fees — Shareholder Administration Plan	—	48	221
Other	24,795	8,000	23,058
Total expenses	10,040,179	2,045,845	9,198,531
Less — expense reductions	(323,216)	(541,060)	(657,744)
Net expenses	9,716,963	1,504,785	8,540,787
NET INVESTMENT INCOME	77,885,412	9,840,949	24,698,465

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	2,152,573	(448,589)	(1,928,864)
Swap contracts	(18,924,459)	(1,378,962)	541,842
Net change in unrealized gain (loss) on:
Investments	169,310,909	14,802,581	19,311,031
Swap contracts	(6,883,744)	70,704	(190,473)
Net realized and unrealized gain	145,655,279	13,045,734	17,733,536
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$223,540,691	$22,886,683	$42,432,001

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees
Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service	Class IR
High Yield Municipal	$329,533	$22,317	$397,138	$171,356	$2,901	$51,627	$545,693	$—	$9,761
Municipal Income	200,443	12,133	102,718	104.229	1,577	13,353	62,166	7	1,952
Short Duration Tax-Free	275,574	—	200,762	143,297	—	26,099	774,297	36	5,562

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Changes in Net Assets

	High Yield Municipal Fund
	For the Six Months Ended September 30, 2014 (Unaudited)		For the Fiscal Year Ended March 31, 2014
From operations:
Net investment income	$77,885,412		$166,180,280
Net realized loss	(16,771,886)		(15,796,767)
Net change in unrealized gain (loss)	162,427,165		(237,993,004)
Net increase (decrease) in net assets resulting from operations	223,540,691		(87,609,491)

Distributions to shareholders:
From net investment income
Class A Shares	(6,069,592)		(13,590,023)
Class B Shares	(86,479)		(269,572)
Class C Shares	(1,530,507)		(3,467,667)
Institutional Shares	(66,739,958)		(141,635,689)
Service Shares	—		—
Class IR Shares	(363,093)		(403,464)
From net realized gains
Class A Shares	—		—
Class B Shares	—		—
Class C Shares	—		—
Institutional Shares	—		—
Service Shares	—		—
Class IR Shares	—		—
Total distributions to shareholders	(74,789,629)		(159,366,415)

From share transactions:
Proceeds from sales of shares	354,107,311		770,181,383
Reinvestment of distributions	70,943,245		151,735,065
Cost of shares redeemed	(301,161,951	)(b)	(1,639,771,862	)(c)
Net increase (decrease) in net assets resulting from share transactions	123,888,605		(717,855,414)
TOTAL INCREASE (DECREASE)	272,639,667		(964,831,320)

Net assets:
Beginning of period	2,932,871,182		3,897,702,502
End of period	$3,205,510,849		$2,932,871,182
Undistributed net investment income	$73,520,630		$70,424,847

(a)	Effective March 17, 2014, Class B Shares converted into Class A Shares.
(b)	Net of $43,218 of redemption fees.
(c)	Net of $906,242 of redemption fees.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Municipal Income Fund		Short Duration Tax-Free Fund
For the Six Months Ended September 30, 2014 (Unaudited)	For the Fiscal Year Ended March 31, 2014	For the Six Months Ended September 30, 2014 (Unaudited)	For the Fiscal Year Ended March 31, 2014

$9,840,949	$22,503,995	$24,698,465	$52,320,075
(1,827,551)	(2,093,508)	(1,387,022)	(182,617)
14,873,285	(28,519,561)	19,120,558	(57,172,962)
22,886,683	(8,109,074)	42,432,001	(5,035,504)

(2,881,917)	(6,464,608)	(889,061)	(2,240,239)
(34,600)	(97,862)	—	(28	)(a)
(292,156)	(655,357)	(81,926)	(223,661)
(6,111,212)	(13,382,836)	(22,115,135)	(45,784,071)
(657)	(1,402)	(601)	(2,975)
(57,428)	(106,250)	(45,249)	(160,225)

—	—	—	(136,723)
—	—	—	(7)
—	—	—	(28,454)
—	—	—	(2,177,146)
—	—	—	(126)
—	—	—	(5,911)
(9,377,970)	(20,708,315)	(23,131,972)	(50,759,566)

40,994,778	88,544,988	1,022,995,943	2,222,666,006
8,078,344	17,920,021	21,379,606	43,450,368
(50,896,410)	(212,141,742)	(815,677,809)	(2,851,707,101)
(1,823,288)	(105,676,733)	228,697,740	(585,590,727)
11,685,425	(134,494,122)	247,997,769	(641,385,797)

491,091,746	625,585,868	4,030,294,063	4,671,679,860
$502,777,171	$491,091,746	$4,278,291,832	$4,030,294,063
$2,184,185	$1,721,206	$7,418,240	$5,851,747

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2014 - A	$8.93	$0.22	$0.43	$0.65	$(0.21)
2014 - B	8.93	0.19	0.44	0.63	(0.18)
2014 - C	8.93	0.19	0.43	0.62	(0.18)
2014 - Institutional	8.93	0.24	0.44	0.68	(0.23)
2014 - IR	8.93	0.23	0.44	0.67	(0.22)

FOR THE FISCAL YEARS ENDED MARCH 31,
2014 - A	9.51	0.44	(0.60)	(0.16)	(0.42)
2014 - B	9.52	0.37	(0.60)	(0.23)	(0.36)
2014 - C	9.51	0.37	(0.59)	(0.22)	(0.36)
2014 - Institutional	9.52	0.47	(0.61)	(0.14)	(0.45)
2014 - IR	9.51	0.47	(0.61)	(0.14)	(0.44)
2013 - A	8.90	0.43	0.59	1.02	(0.41)
2013 - B	8.91	0.36	0.59	0.95	(0.34)
2013 - C	8.90	0.36	0.59	0.95	(0.34)
2013 - Institutional	8.91	0.46	0.59	1.05	(0.44)
2013 - IR	8.91	0.45	0.58	1.03	(0.43)
2012 - A	8.00	0.46	0.88	1.34	(0.44)
2012 - B	8.00	0.40	0.88	1.28	(0.37)
2012 - C	8.00	0.40	0.88	1.28	(0.38)
2012 - Institutional	8.00	0.49	0.88	1.37	(0.46)
2012 - IR	8.00	0.47	0.90	1.37	(0.46)
2011 - A	8.45	0.46	(0.47)	(0.01)	(0.44)
2011 - B	8.45	0.40	(0.47)	(0.07)	(0.38)
2011 - C	8.45	0.40	(0.47)	(0.07)	(0.38)
2011 - Institutional	8.45	0.49	(0.47)	0.02	(0.47)
2011 - IR (Commenced July 30, 2010)	8.57	0.33	(0.58)	(0.25)	(0.32)
2010 - A	7.00	0.48	1.43	1.91	(0.46)
2010 - B	7.00	0.42	1.43	1.85	(0.40)
2010 - C	7.00	0.42	1.43	1.85	(0.40)
2010 - Institutional	7.00	0.50	1.44	1.94	(0.49)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.37	7.36%	$258,102	0.87	%(d)	0.93	%(d)	4.80	%(d)	7%
9.38	7.08	3,324	1.62	(d)	1.68	(d)	4.07	(d)	7
9.37	6.96	81,117	1.62	(d)	1.68	(d)	4.05	(d)	7
9.38	7.63	2,847,302	0.58	(d)	0.59	(d)	5.09	(d)	7
9.38	7.61	15,665	0.61	(d)	0.68	(d)	5.04	(d)	7

8.93	(1.52)	255,002	0.87		0.93		4.94		25
8.93	(2.35)	5,043	1.62		1.68		4.18		25
8.93	(2.25)	75,433	1.62		1.68		4.19		25
8.93	(1.34)	2,584,691	0.58		0.59		5.23		25
8.93	(1.28)	12,703	0.62		0.69		5.31		25
9.51	11.64	347,693	0.86		0.92		4.62		19
9.52	10.81	8,995	1.61		1.67		3.88		19
9.51	10.82	108,291	1.61		1.67		3.87		19
9.52	11.95	3,425,590	0.57		0.58		4.90		19
9.51	11.79	7,134	0.61		0.67		4.82		19
8.90	17.08	348,577	0.88		0.94		5.42		27
8.91	16.33	11,505	1.63		1.69		4.70		27
8.90	16.21	99,817	1.63		1.69		4.67		27
8.91	17.55	2,957,868	0.58		0.60		5.72		27
8.91	17.50	3,054	0.63		0.69		5.49		27
8.00	(0.24)	326,886	0.91		0.93		5.46		28
8.00	(0.99)	14,113	1.66		1.68		4.70		28
8.00	(0.87)	96,011	1.66		1.68		4.71		28
8.00	0.09	2,650,808	0.57		0.59		5.80		28
8.00	(3.06)	451	0.66	(d)	0.68	(d)	6.08	(d)	28
8.45	27.93	438,134	0.91		0.94		6.15		31
8.45	26.99	21,083	1.66		1.69		5.33		31
8.45	26.84	118,070	1.66		1.69		5.28		31
8.45	28.37	3,108,202	0.57		0.60		6.18		31

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS MUNICIPAL INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2014 - A	$15.45	$0.30	$0.41	$0.71	$(0.28)
2014 - B	15.45	0.24	0.41	0.65	(0.22)
2014 - C	15.46	0.24	0.40	0.64	(0.22)
2014 - Institutional	15.45	0.32	0.41	0.73	(0.31)
2014 - Service	15.53	0.29	0.41	0.70	(0.27)
2014 - IR	15.43	0.32	0.41	0.73	(0.30)

FOR THE FISCAL YEARS ENDED MARCH 31,
2014 - A	16.16	0.61	(0.76)	(0.15)	(0.56)
2014 - B	16.16	0.50	(0.76)	(0.26)	(0.45)
2014 - C	16.16	0.50	(0.75)	(0.25)	(0.45)
2014 - Institutional	16.16	0.67	(0.76)	(0.09)	(0.62)
2014 - Service	16.24	0.59	(0.76)	(0.17)	(0.54)
2014 - IR	16.14	0.65	(0.76)	(0.11)	(0.60)
2013 - A	15.73	0.61	0.41	1.02	(0.59)
2013 - B	15.73	0.49	0.40	0.89	(0.46)
2013 - C	15.73	0.49	0.40	0.89	(0.46)
2013 - Institutional	15.72	0.66	0.42	1.08	(0.64)
2013 - Service	15.80	0.59	0.41	1.00	(0.56)
2013 - IR	15.71	0.64	0.41	1.05	(0.62)
2012 - A	14.25	0.65	1.47	2.12	(0.64)
2012 - B	14.25	0.54	1.46	2.00	(0.52)
2012 - C	14.25	0.54	1.46	2.00	(0.52)
2012 - Institutional	14.25	0.70	1.46	2.16	(0.69)
2012 - Service	14.32	0.63	1.47	2.10	(0.62)
2012 - IR	14.26	0.68	1.44	2.12	(0.67)
2011 - A	14.83	0.63	(0.59)	0.04	(0.62)
2011 - B	14.83	0.52	(0.59)	(0.07)	(0.51)
2011 - C	14.84	0.52	(0.60)	(0.08)	(0.51)
2011 - Institutional	14.83	0.68	(0.59)	0.09	(0.67)
2011 - Service	14.91	0.61	(0.60)	0.01	(0.60)
2011 - IR (Commenced July 30, 2010)	15.06	0.45	(0.80)	(0.35)	(0.45)
2010 - A	13.39	0.64	1.43	2.07	(0.63)
2010 - B	13.40	0.53	1.43	1.96	(0.53)
2010 - C	13.40	0.53	1.44	1.97	(0.53)
2010 - Institutional	13.39	0.69	1.43	2.12	(0.68)
2010 - Service	13.47	0.61	1.44	2.05	(0.61)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$15.88	4.64%	$157,601	0.78	%(d)	1.00	%(d)	3.78	%(d)	2%
15.88	4.25	1,970	1.54	(d)	1.75	(d)	3.04	(d)	2
15.88	4.18	20,375	1.53	(d)	1.75	(d)	3.03	(d)	2
15.87	4.75	319,370	0.44	(d)	0.66	(d)	4.12	(d)	2
15.96	4.52	39	0.94	(d)	1.15	(d)	3.62	(d)	2
15.86	4.78	3,422	0.53	(d)	0.75	(d)	4.01	(d)	2

15.45	(0.83)	160,259	0.79		1.00		3.99		15
15.45	(1.56)	2,601	1.54		1.75		3.24		15
15.46	(1.50)	20,131	1.54		1.75		3.24		15
15.45	(0.49)	305,706	0.45		0.66		4.33		15
15.53	(0.98)	37	0.94		1.16		3.83		15
15.43	(0.58)	2,357	0.54		0.75		4.23		15
16.16	6.51	204,892	0.78		0.98		3.78		16
16.16	5.72	4,581	1.53		1.73		3.04		16
16.16	5.72	27,047	1.53		1.73		3.03		16
16.16	6.93	385,480	0.44		0.64		4.10		16
16.24	6.31	42	0.94		1.15		3.63		16
16.14	6.77	3,544	0.53		0.73		3.97		16
15.73	15.09	348,890	0.81		0.99		4.32		9
15.73	14.24	5,644	1.56		1.74		3.58		9
15.73	14.24	26,448	1.56		1.74		3.56		9
15.72	15.41	221,617	0.47		0.65		4.66		9
15.80	14.86	84	0.97		1.15		4.15		9
15.71	15.15	1,527	0.56		0.74		4.43		9
14.25	0.20	326,083	0.88		0.98		4.26		14
14.25	(0.55)	6,264	1.63		1.73		3.51		14
14.25	(0.61)	23,443	1.63		1.73		3.52		14
14.25	0.55	222,650	0.54		0.64		4.62		14
14.32	(0.03)	75	1.04		1.14		4.05		14
14.26	(2.40)	123	0.63	(d)	0.73	(d)	4.74	(d)	14
14.83	15.73	398,646	0.88		0.98		4.42		20
14.83	14.77	9,480	1.63		1.73		3.69		20
14.84	14.86	26,645	1.63		1.73		3.67		20
14.83	16.12	200,596	0.54		0.64		4.77		20
14.91	15.44	207	1.04		1.14		4.25		20

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2014 - A	$10.57	$0.05	$0.03	$0.08	$(0.04)	$—	$(0.04)
2014 - C	10.55	0.03	0.04	0.07	(0.02)	—	(0.02)
2014 - Institutional	10.55	0.06	0.05	0.11	(0.06)	—	(0.06)
2014 - Service	10.55	0.04	0.05	0.09	(0.04)	—	(0.04)
2014 - IR	10.55	0.06	0.05	0.11	(0.06)	—	(0.06)
2014 - A	10.69	0.10	(0.12)	(0.02)	(0.09)	(0.01)	(0.10)
2014 - C	10.68	0.06	(0.13)	(0.07)	(0.05)	(0.01)	(0.06)
2014 - Institutional	10.68	0.13	(0.13)	— (e)	(0.12)	(0.01)	(0.13)
2014 - Service	10.67	0.08	(0.12)	(0.04)	(0.07)	(0.01)	(0.08)
2014 - IR	10.68	0.13	(0.14)	(0.01)	(0.11)	(0.01)	(0.12)
2013 - A	10.62	0.13	0.07	0.20	(0.13)	—	(0.13)
2013 - C	10.62	0.08	0.06	0.14	(0.08)	—	(0.08)
2013 - Institutional	10.61	0.16	0.07	0.23	(0.16)	—	(0.16)
2013 - Service	10.61	0.12	0.05	0.17	(0.11)	—	(0.11)
2013 - IR	10.61	0.15	0.07	0.22	(0.15)	—	(0.15)
2012 - A	10.44	0.18	0.18	0.36	(0.18)	—	(0.18)
2012 - C	10.44	0.14	0.18	0.32	(0.14)	—	(0.14)
2012 - Institutional	10.44	0.22	0.17	0.39	(0.22)	—	(0.22)
2012 - Service	10.43	0.17	0.17	0.34	(0.16)	—	(0.16)
2012 - IR	10.44	0.19	0.19	0.38	(0.21)	—	(0.21)
2011 - A	10.46	0.18	(0.02)	0.16	(0.18)	—	(0.18)
2011 - C	10.46	0.12	(0.02)	0.10	(0.12)	—	(0.12)
2011 - Institutional	10.46	0.22	(0.03)	0.19	(0.21)	—	(0.21)
2011 - Service	10.46	0.17	(0.04)	0.13	(0.16)	—	(0.16)
2011 - IR (Commenced July 30, 2010)	10.56	0.14	(0.12)	0.02	(0.14)	—	(0.14)
2010 - A	10.25	0.19	0.23	0.42	(0.21)	—	(0.21)
2010 - C	10.25	0.12	0.22	0.34	(0.13)	—	(0.13)
2010 - Institutional	10.25	0.22	0.23	0.45	(0.24)	—	(0.24)
2010 - Service	10.24	0.15	0.26	0.41	(0.19)	—	(0.19)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.61	0.78%	$207,307	0.73	%(d)	0.76	%(d)	0.88	%(d)	8%
10.60	0.68	37,661	1.13	(d)	1.51	(d)	0.48	(d)	8
10.60	1.05	4,025,182	0.39	(d)	0.42	(d)	1.22	(d)	8
10.60	0.81	60	0.89	(d)	0.92	(d)	0.75	(d)	8
10.60	1.01	8,082	0.48	(d)	0.51	(d)	1.13	(d)	8
10.57	(0.24)	231,329	0.73		0.76		0.93		17
10.55	(0.73)	43,189	1.13		1.51		0.53		17
10.55	0.01	3,745,916	0.39		0.42		1.27		17
10.55	(0.40)	306	0.89		0.92		0.79		17
10.55	(0.08)	9,554	0.48		0.51		1.19		17
10.69	1.85	327,845	0.73		0.76		1.26		28
10.68	1.35	57,257	1.13		1.50		0.79		28
10.68	2.20	4,266,884	0.39		0.42		1.48		28
10.67	1.60	1,320	0.89		0.92		1.15		28
10.68	2.11	18,362	0.48		0.50		1.41		28
10.62	3.46	945,940	0.73		0.77		1.72		24
10.62	3.05	48,865	1.13		1.52		1.32		24
10.61	3.72	2,195,766	0.39		0.43		2.05		24
10.61	3.31	6,362	0.89		0.93		1.63		24
10.61	3.62	10,568	0.48		0.52		1.83		24
10.44	1.52	775,171	0.73		0.77		1.71		34
10.44	0.94	41,115	1.31		1.53		1.14		34
10.44	1.86	1,576,602	0.39		0.43		2.05		34
10.43	1.26	17,730	0.89		0.93		1.57		34
10.44	0.17	77	0.48	(d)	0.52	(d)	1.97	(d)	34
10.46	4.09	982,297	0.73		0.79		1.84		11
10.46	3.31	41,959	1.48		1.54		1.14		11
10.46	4.44	1,291,972	0.39		0.45		2.16		11
10.46	4.01	43,518	0.89		0.95		1.39		11

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements

September 30, 2014 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
High Yield Municipal	A, B, C, Institutional and IR	Non-diversified
Municipal Income	A, B, C, Institutional, Service and IR	Diversified
Short Duration Tax-Free	A, C, Institutional, Service and IR	Diversified

Class B shares are generally no longer available for purchase by current or prospective investors.

Class A Shares of the High Yield Municipal, Municipal Income and Short Duration Tax-Free Funds are sold with a front-end sales charge of up to 4.50%, 3.75% and 1.50%, respectively. Class B Shares of High Yield Municipal and Municipal Income Funds were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero and 5.00% to zero, respectively, depending upon the period of time that shares are held. Class C Shares of High Yield Municipal, Municipal Income and Short Duration Tax-Free Funds are sold with a CDSC of 1.00%, 1.00% and 0.65%, respectively, which is imposed on redemptions made within 12 months of purchase. Institutional, Service and Class IR Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Redemption Fees — A 2% redemption fee is imposed on the redemption of shares (including by exchange) of the High Yield Municipal Fund held for 60 calendar days or less. For this purpose, the High Yield Municipal Fund uses a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to the Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in Capital and are allocated to each share class of the Fund on a pro-rata basis.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

i.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”)(“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of September 30, 2014:

HIGH YIELD MUNICIPAL

Investment Type	Level 1	Level 2	Level 3
Assets
Municipal Debt Obligations	$—	$3,097,699,651	$—

Derivative Type
Assets(a)
Credit Default Swap Contracts	$—	$2,634,612	$—
Liabilities(a)
Interest Rate Swap Contracts	$—	$(7,501,094)	$—

MUNICIPAL INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Municipal Debt Obligations	$—	$491,345,680	$—

Derivative Type
Assets(a)
Credit Default Swap Contracts	$—	$114,532	$—
Liabilities(a)
Interest Rate Swap Contracts	$—	$(330,149)	$—

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SHORT DURATION TAX-FREE

Investment Type	Level 1	Level 2	Level 3
Assets
Municipal Debt Obligations	$—	$4,278,735,596	$—

Derivative Type
Assets(a)
Credit Default Swap Contracts	$—	$648,841	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of September 30, 2014. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

HIGH YIELD MUNICIPAL
Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities
Credit	Receivable for unrealized gain on swap contracts	$2,634,612	—	$—
Interest Rate	—	—	Variation margin on certain derivative contracts	(7,501,094)	(a)(b)
Total		$2,634,612		$(7,501,094)

MUNICIPAL INCOME
Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities
Credit	Receivable for unrealized gain on swap contracts	$114,532	—	$—
Interest Rate	—	—	Variation margin on certain derivative contracts	(330,149)	(a)(b)
Total		$114,532		$(330,149)

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

SHORT DURATION TAX-FREE
Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities
Credit	Receivable for unrealized gain on swap contracts	$648,841	—	$—

(a)	Includes unrealized gain (loss) on centrally cleared swap contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. The amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended September 30, 2014. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

HIGH YIELD MUNICIPAL
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$2,351,745	$(1,257,381)	7
Interest Rate	Net realized gain (loss) from swap/Net change in unrealized gain (loss) on swap	(21,276,204)	(5,626,363)	1
Total		$(18,924,459)	$(6,883,744)	8

MUNICIPAL INCOME
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$14,902	$24,087	2
Interest Rate	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(1,393,864)	46,617	1
Total		$(1,378,962)	$70,704	3

SHORT DURATION TAX-FREE
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$541,842	$(190,473)	2

(a)	Average number of contracts is based on the average of month end balances for the six months ended September 30, 2014.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts, and certain options and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due the restrictions or prohibitions against the right of setoff that may be imposed due to a particular jurisdiction’s bankruptcy or insolvency laws.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended September 30, 2014, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Fee Rate						Effective Net Management Fee Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
High Yield Municipal	0.55%	0.55%	0.50%	0.48%	0.47%	0.53%	0.53%
Municipal Income	0.55	0.50	0.48	0.47	0.46	0.55	0.40	*
Short Duration Tax-Free	0.40	0.36	0.34	0.33	0.32	0.36	0.34	*

*	GSAM has agreed to waive a portion of its management fee in order to achieve net management rates, as defined in the Funds’ most recent prospectuses. These waivers will be effective through at least July 29, 2015, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. The Effective Net Management Rates above are calculated based on management rates before and after the waivers had been adjusted, if applicable.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C
Distribution Plan	0.25%	0.75%	0.75%
Service Plan	—	0.25	0.25

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

For the six months ended September 30, 2014, Goldman Sachs agreed to waive a portion of the distribution and service fees equal to 0.35% as an annual percentage rate of the average daily net assets attributable to Class C Shares of the Short Duration Tax-Free Fund. This arrangement will remain in place through at least July 29, 2015. Prior to such date, Goldman Sachs may not terminate this arrangement without the approval of the Trustees.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C Shares’ CDSC. During the six months ended September 30, 2014, Goldman Sachs advised that it retained front end sales charges of $17,985, $6,600 and $2,134 for the High Yield Municipal, Municipal Income and Short Duration Tax-Free Funds, respectively. Goldman Sachs retained no contingent deferred sales charges.

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class B, Class C and Class IR Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Goldman Sachs agreed to waive a portion of the transfer agency fee equal to 0.05% as an annual percentage rate of the average daily net assets attributable to Class A, Class B, Class C and Class IR Shares of the

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

High Yield Municipal Fund. This arrangement will remain in effect through at least July 29, 2015. Prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for each Fund is 0.004%. These Other Expense limitations will remain in place through at least July 29, 2015 and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Funds bear their respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended September 30, 2014, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

	Fee Waivers
Fund	Management Fee	Class C Distribution and Service Fee	Transfer Agent Fee(a)	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
High Yield Municipal	$—	$—	$90,636	$210,362	$22,218	$323,216
Municipal Income	372,894	—	—	166,296	1,870	541,060
Short Duration Tax-Free	300,834	70,266	—	242,474	44,170	657,744

(a)	Applicable to Class A, B, C and IR Shares.

G.  Line of Credit Facility — As of September 30, 2014, the Funds participated in a $1,080,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $120,000,000, for a total of up to $1,200,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2014, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — As of September 30, 2014, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 8% of the Service Class Shares of the Municipal Income Fund.

For the six months ended September 30, 2014, Goldman Sachs did not earn any brokerage commissions from portfolio transactions on behalf of the Funds. The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the six months ended September 30, 2014, there were no purchase and sale transactions for the Funds with an affiliated fund in compliance with Rule 17a-7 under the Act.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2014, were as follows:

Fund	Purchases	Sales and Maturities
High Yield Municipal	$257,325,842	$201,096,498
Municipal Income	9,327,564	14,134,970
Short Duration Tax-Free	654,088,833	339,504,661

7. TAX INFORMATION

As of the Fund’s most recent fiscal year end, March 31, 2014, the Fund’s capital loss carryforwards and certain timing differences, on a tax-basis were a follows:

	High Yield Municipal	Municipal Income	Short Duration Tax-Free
Capital loss carryforwards:(1)
Expiring 2015	$(2,478,411)	$(3,036,076)	$—
Expiring 2016	(220,731,177)	(5,753,929)	—
Expiring 2017	(553,071,659)	(13,220,467)	—
Expiring 2018	(431,124,617)	(11,494,807)	—
Expiring 2019	(11,174,752)	(704,599)	—
Perpetual Short-term	(18,871,847)	(2,091,847)	—
Perpetual Long-term	(142,445,698)	—	—
Total capital loss carryforwards	$(1,379,898,161)	$(36,301,725)	$—
Timing differences (Qualified Late Year Loss Deferral/income distribution payable/defaulted bond income)	$(18,831,787)	$(1,076,623)	$(807,673)

(1)	With the exception of perpetual capital loss carryforwards, expiration occurs on March 31 of the year indicated.

As of September 30, 2014, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	High Yield Municipal	Municipal Income	Short Duration Tax-Free
Tax cost	$2,958,803,075	$449,255,551	$4,251,696,904
Gross unrealized gain	377,910,322	51,350,215	60,775,405
Gross unrealized loss	(239,013,746)	(9,260,086)	(33,736,713)
Net unrealized security gain	$138,896,576	$42,090,129	$27,038,692

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales, differences in the tax treatment of swap transactions, and market discount, accretion and premium amortization.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Non-Diversification Risk — High Yield Municipal is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — As a result of certain of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if their investments were not so concentrated.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

10. OTHER MATTERS

Class B Shares Conversion — At a meeting held on August 13-14, 2014, the Board of Trustees of the Goldman Sachs Trust approved the early conversion of the Goldman Sachs High Yield Municipal and the Goldman Sachs Municipal Income Funds’ Class B Shares into Class A Shares.

Accordingly, effective at the close of business on November 14, 2014 (the “Conversion Date”), Class B Shares of each Fund will convert to Class A Shares of the Fund, including Class B Shares that are scheduled to convert on a later date. No CDSCs will be assessed in connection with this early conversion. In addition, effective October 15, 2014, redemptions of a Fund’s Class B Shares before the Conversion Date will not be subject to a CDSC.

11. SUBSEQUENT EVENTS

At a meeting held on October 15, 2014, the Board of Trustees of the Goldman Sachs Trust approved a change in the Goldman Sachs Municipal Income Fund’s name to the Goldman Sachs Strategic Municipal Income Fund, effective after the close of business on December 18, 2014. In addition, effective as of that time, the Fund’s investment objective and principal strategy will change.

Other than what was noted above, subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	High Yield Municipal

	For the Six Months Ended September 30, 2014 (Unaudited)		For the Fiscal Year Ended March 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,912,894	$36,117,316	5,950,695	$53,303,333
Shares converted to Class A(a)	9	87	196	1,750
Reinvestment of distributions	592,310	5,474,098	1,398,144	12,391,836
Shares redeemed	(5,539,540)	(51,059,781)	(15,326,648)	(135,881,316)
	(1,034,327)	(9,468,280)	(7,977,613)	(70,184,397)
Class B Shares
Shares sold	1,038	9,568	3,206	30,233
Shares converted to Class A(a)	(9)	(87)	(196)	(1,750)
Reinvestment of distributions	8,383	77,421	27,103	240,260
Shares redeemed	(219,660)	(2,040,844)	(410,620)	(3,662,054)
	(210,248)	(1,953,942)	(380,507)	(3,393,311)
Class C Shares
Shares sold	672,109	6,162,223	819,033	7,358,969
Reinvestment of distributions	129,065	1,192,992	306,108	2,712,454
Shares redeemed	(598,458)	(5,504,005)	(4,056,740)	(35,762,836)
	202,716	1,851,210	(2,931,599)	(25,691,413)
Institutional Shares
Shares sold	33,568,093	308,843,942	79,465,853	698,704,946
Reinvestment of distributions	6,904,134	63,836,395	15,334,732	135,987,061
Shares redeemed	(26,290,154)	(241,469,311)	(165,288,670)	(1,458,716,122)
	14,182,073	131,211,026	(70,488,085)	(624,024,115)
Class IR Shares
Shares sold	327,056	2,974,262	1,256,753	10,783,902
Reinvestment of distributions	39,164	362,339	45,767	403,454
Shares redeemed	(118,311)	(1,088,010)	(630,389)	(5,749,534)
	247,909	2,248,591	672,131	5,437,822
NET INCREASE (DECREASE)	13,388,123	$123,888,605	(81,105,673)	$(717,855,414)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund. At a meeting held on August 13-14, 2014, the Board of Trustees of the Goldman Sachs Trust approved the early conversion of Class B Shares into Class A Shares. Accordingly, effective at the close of business on November 14, 2014, Class B Shares will convert to Class A Shares of the Fund, and no contingent deferred sales charges (“CDSCs”) will be assessed in connection with redemptions of the Fund’s Class B Shares prior to this date.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Municipal Income

	For the Six Months Ended September 30, 2014 (Unaudited)		For the Fiscal Year Ended March 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	531,650	$8,346,034	1,427,014	$22,190,668
Shares converted from Class B(a)	524	8,254	3,063	46,484
Reinvestment of distributions	175,158	2,758,226	400,225	6,150,521
Shares redeemed	(1,153,239)	(18,081,160)	(4,137,856)	(63,599,452)
	(445,907)	(6,968,646)	(2,307,554)	(35,211,779)
Class B Shares
Shares sold	186	2,915	6,983	106,836
Shares converted to Class A(a)	(524)	(8,254)	(3,063)	(46,484)
Reinvestment of distributions	1,891	29,777	5,480	84,316
Shares redeemed	(45,789)	(721,804)	(124,533)	(1,921,200)
	(44,236)	(697,366)	(115,133)	(1,776,532)
Class C Shares
Shares sold	91,264	1,427,863	200,038	3,107,743
Reinvestment of distributions	14,773	232,676	34,580	531,704
Shares redeemed	(125,650)	(1,971,534)	(605,351)	(9,290,473)
	(19,613)	(310,995)	(370,733)	(5,651,026)
Institutional Shares
Shares sold	1,906,897	29,895,162	4,042,145	62,455,306
Reinvestment of distributions	317,516	4,999,927	718,823	11,046,524
Shares redeemed	(1,895,146)	(29,735,309)	(8,831,471)	(135,529,121)
	329,267	5,159,780	(4,070,503)	(62,027,291)
Service Shares
Reinvestment of distributions	19	308	46	706
Shares redeemed	—	—	(230)	(3,523)
	19	308	(184)	(2,817)
Class IR Shares
Shares sold	84,086	1,322,804	44,200	684,435
Reinvestment of distributions	3,649	57,430	6,911	106,250
Shares redeemed	(24,677)	(386,603)	(118,012)	(1,797,973)
	63,058	993,631	(66,901)	(1,007,288)
NET DECREASE	(117,412)	$(1,823,288)	(6,931,008)	$(105,676,733)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund. At a meeting held on August 13-14, 2014, the Board of Trustees of the Goldman Sachs Trust approved the early conversion of Class B Shares into Class A Shares. Accordingly, effective at the close of business on November 14, 2014, Class B Shares will convert to Class A Shares of the Fund, and no contingent deferred sales charges (“CDSCs”) will be assessed in connection with redemptions of the Fund’s Class B Shares prior to this date.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Short Duration Tax-Free

	For the Six Months Ended September 30, 2014 (Unaudited)		For the Fiscal Year Ended March 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,159,499	$22,866,958	9,928,501	$105,165,214
Shares converted from Class B(a)	—	—	2	17
Reinvestment of distributions	69,887	740,186	187,872	1,986,710
Shares redeemed	(4,594,431)	(48,623,121)	(18,888,284)	(199,978,994)
	(2,365,045)	(25,015,977)	(8,771,909)	(92,827,053)
Class B Shares(b)
Shares converted to Class A(a)	—	—	(2)	(17)
Reinvestment of distributions	—	—	4	33
Shares redeemed	—	—	(1,124)	(11,861)
	—	—	(1,122)	(11,845)
Class C Shares
Shares sold	175,386	1,855,467	938,308	9,935,947
Reinvestment of distributions	5,224	55,284	16,306	172,193
Shares redeemed	(720,956)	(7,627,473)	(2,223,991)	(23,488,947)
	(540,346)	(5,716,722)	(1,269,377)	(13,380,807)
Institutional Shares
Shares sold	94,306,698	997,432,968	198,783,946	2,102,662,346
Reinvestment of distributions	1,941,194	20,538,287	3,895,089	41,122,346
Shares redeemed	(71,553,900)	(756,779,174)	(247,297,879)	(2,613,591,690)
	24,693,992	261,192,081	(44,618,844)	(469,806,998)
Service Shares
Shares sold	1	—	11,313	119,362
Reinvestment of distributions	56	601	283	2,997
Shares redeemed	(23,365)	(246,761)	(106,277)	(1,132,641)
	(23,308)	(246,160)	(94,681)	(1,010,282)
Class IR Shares
Shares sold	79,526	840,550	450,279	4,783,137
Reinvestment of distributions	4,276	45,248	15,725	166,089
Shares redeemed	(226,935)	(2,401,280)	(1,280,323)	(13,502,968)
	(143,133)	(1,515,482)	(814,319)	(8,553,742)
NET INCREASE (DECREASE)	21,622,160	$228,697,740	(55,570,252)	$(585,590,727)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund. At a meeting held on August 13-14, 2014, the Board of Trustees of the Goldman Sachs Trust approved the early conversion of Class B Shares into Class A Shares. Accordingly, effective at the close of business on November 14, 2014, Class B Shares will convert to Class A Shares of the Fund, and no contingent deferred sales charges (“CDSCs”) will be assessed in connection with redemptions of the Fund’s Class B Shares prior to this date.
(b)	Effective March 17, 2014, Class B Shares were converted to Class A Shares.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended September 30, 2014 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service or Class IR Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares); and redemption fees (with respect to Class A, Class B, Class C, Institutional, Service and Class IR Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service and Class IR Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2014 through September 30, 2014.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	High Yield Municipal Fund				Municipal Income Fund				Short Duration Tax-Free Fund
Share Class	Beginning Account Value 4/01/14	Ending Account Value 9/30/14		Expenses Paid for the 6 Months Ended 9/30/14*	Beginning Account Value 4/01/14	Ending Account Value 9/30/14		Expenses Paid for the 6 Months Ended 9/30/14*	Beginning Account Value 4/01/14	Ending Account Value 9/30/14		Expenses Paid for the 6 Months Ended 9/30/14*
Class A
Actual	$1,000	$1,073.60		$4.52	$1,000	$1,046.40		$4.00	$1,000	$1,007.80		$3.67
Hypothetical 5% return	1,000	1,020.71	+	4.41	1,000	1,021.16	+	3.95	1,000	1,021.41	+	3.70
Class B
Actual	1,000	1,070.80		8.41	1,000	1,042.50		7.89	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,016.95	+	8.19	1,000	1,017.35	+	7.79	N/A	N/A		N/A
Class C
Actual	1,000	1,069.60		8.40	1,000	1,041.80		7.83	1,000	1,006.80		5.68
Hypothetical 5% return	1,000	1,016.95	+	8.19	1,000	1,017.40	+	7.74	1,000	1,019.40	+	5.72
Institutional
Actual	1,000	1,076.30		3.02	1,000	1,047.50		2.26	1,000	1,010.50		1.97
Hypothetical 5% return	1,000	1,022.16	+	2.94	1,000	1,022.86	+	2.23	1,000	1,023.11	+	1.98
Service
Actual	N/A	N/A		N/A	1,000	1,045.20		4.82	1,000	1,008.10		4.48
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,020.36	+	4.76	1,000	1,020.61	+	4.51
Class IR
Actual	1,000	1,076.10		3.17	1,000	1,047.80		2.72	1,000	1,010.10		2.42
Hypothetical 5% return	1,000	1,022.01	+	3.09	1,000	1,022.41	+	2.69	1,000	1,022.66	+	2.43

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR
High Yield Municipal	0.87%	1.62%	1.62%	0.58%	N/A	0.61%
Municipal Income	0.78	1.54	1.53	0.44	0.94%	0.53
Short Duration Tax-Free	0.73	N/A	1.13	0.39	0.89	0.48

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background

The Goldman Sachs High Yield Municipal Fund, Goldman Sachs Municipal Income Fund, and Goldman Sachs Short Duration Tax-Free Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreements were most recently approved for continuation until June 30, 2015 by the Board of Trustees, including those Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2014 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreements were last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreements, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of each Fund, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and a comparable institutional composite managed by the Investment Adviser (in the case of the Municipal Income Fund), and general investment outlooks in the markets in which the Funds invest;

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(c)	the terms of the Management Agreements and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:
(i)	the relative management fee and expense levels of each Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser and its affiliates to waive certain fees and to limit certain expenses of each Fund that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreements and the transfer agency and distribution and service arrangements of each Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreements; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and periodic compliance reports.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the Municipal Income and Short Duration Tax-Free Funds’ Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreements

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2013, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2014. The information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates. The Trustees also reviewed each Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Municipal Income Fund’s performance to that of a composite of institutional accounts managed by the Investment Adviser having comparable investment characteristics.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the High Yield Municipal Fund’s Class A Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods and in the fourth quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the three- and five-year periods and underperformed for the one- and ten-year periods ended March 31, 2014. They noted that the Municipal Income Fund’s Class A Shares had placed in the second quartile of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the three- and five-year periods and underperformed for the one- and ten-year periods ended March 31, 2014. They noted that the Short Duration Tax-Free Fund’s Class A Shares had placed in the second quartile of the Fund’s peer group for the ten-year period, in the third quartile for the three- and five-year periods, and in the fourth quartile for the one-year period, and had outperformed the Fund’s benchmark index for the three- and five-year periods and underperformed for the one- and ten-year periods ended March 31, 2014.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreements and the fee rates payable by each Fund under its respective Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fees (with respect to the Municipal Income and Short Duration Tax-Free Funds) and to limit certain expenses of each Fund that exceed specified levels, as well as the undertakings of Goldman, Sachs & Co. (“Goldman Sachs”), the Funds’ distributor and transfer agent, to waive a portion of the distribution and service fees paid by the Short Duration Tax-Free Fund’s Class C Shares and a portion of the transfer agency fees paid by the High Yield Municipal Fund’s Class A, Class B, Class C, and Class IR Shares. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2013 and 2012, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreements for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	High Yield Municipal Fund	Municipal Income Fund	Short Duration Tax-Free Fund
First $1 billion	0.55%	0.55%	0.40%
Next $1 billion	0.55	0.50	0.36
Next $3 billion	0.50	0.48	0.34
Next $3 billion	0.48	0.47	0.33
Over $8 billion	0.47	0.46	0.32

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fees (with respect to the Municipal Income and Short Duration Tax-Free Funds) and to limit certain expenses of each Fund that exceed specified levels, as well as Goldman Sachs’ undertakings to waive a portion of the distribution and service fees paid by the Short Duration Tax-Free Fund’s Class C Shares and a portion of the transfer agency fees paid by the High Yield Municipal Fund’s Class A, Class B, Class C, and Class IR Shares. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the High Yield Municipal and Short Duration Tax-Free Funds, which had asset levels above at least the first breakpoint during the prior fiscal year.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreements should be approved and continued with respect to each applicable Fund until June 30, 2015.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $999.2 billion in assets under supervision as of September 30, 2014, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Bond Fund[2]
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund[3]
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund[4]
■	International Tax-Managed Equity Fund[4]
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund[5]
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund

Select Satellite6

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Tactical Tilt Implementation Fund

Total Portfolio Solutions6

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio
[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on October 1, 2014, the Goldman Sachs Core Plus Fixed Income Fund was renamed the Goldman Sachs Bond Fund.
[3]	Effective at the close of business on March 21, 2014, the Goldman Sachs Credit Strategies Fund was reorganized with and into the Goldman Sachs Long Short Credit Strategies Fund.
[4]	Effective on April 30, 2014, the Goldman Sachs Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds were renamed the Goldman Sachs U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively.
[5]	Effective at the close of business on February 28, 2014, the Goldman Sachs Concentrated International Equity Fund was renamed the Goldman Sachs Focused International Equity Fund.
[6]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel Roy W. Templin	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Fund holdings and allocations shown are as of September 30, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2014 Goldman Sachs. All rights reserved. 145996.MF.MED.TMPL/11/2014 TFFISAR-14/18k

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The information required by this Item is only required in connection with an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 3, 2014

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	December 3, 2014